UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File number: 811-05684

Alpine Equity Trust

(Exact name of registrant as specified in charter)

2500 Westchester Avenue, Suite 215
Purchase, New York 10577

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Samuel A. Lieber	Rose DiMartino
Alpine Woods Capital Investors, LLC	Attorney at Law
2500 Westchester Avenue, Suite 215	Willkie Farr & Gallagher
Purchase, New York 10152	787 7th Avenue, 40th Floor
New York, New York 10019

Registrant’s telephone number, including area code: (914) 251-0880

Date of fiscal year end: October 31, 2011

Date of reporting period: November 1, 2010 – October 31, 2011

Item 1: Shareholder Report

REAL ESTATE FUNDS

Alpine International Real Estate Equity Fund

Alpine Realty Income & Growth Fund

Alpine Cyclical Advantage Property Fund

Alpine Emerging Markets Real Estate Fund

Alpine Global Infrastructure Fund

Alpine Global Consumer Growth Fund

October 31,

2011

Annual Report

Additional Alpine Funds are offered in the Alpine Series Trust and Alpine Income Trust. These funds include:

Alpine Dynamic Dividend Fund	Alpine Dynamic Transformations Fund

Alpine Accelerating Dividend Fund	Alpine Accelerating Dividend Fund

Alpine Dynamic Financial Services Fund	Alpine Municipal Money Market Fund

Alpine Dynamic Innovators Fund	Alpine Ultra Short Tax Optimized Income Fund

Alpine’s Equity and Income Funds’ investment objectives, risks, charges and expenses must be considered carefully before investing in funds of the Alpine Series Trust and Alpine Income Trust. The statutory and summary prospectuses contain this and other important information about the investment company, and it may be obtained by calling 1-888-785-5578, or visiting www.alpinefunds.com. Read it carefully before investing.

Mutual fund investing involves risk. Principal loss is possible.

Alpine’s Investment Outlook
President’s Letter

Dear Investor:

Since the summer of 2007, the world has been experiencing a period of exceptional transformation. The funda-mental impacts have been economic, but the implications for social and political structures may be more profound than the world has felt for over 40 years. Economic imbalances ranging from commodity inflation and fragile financial funding to income inequality and unemployment all played a role in fomenting societal eruptions this year. The Jasmine Revolution which begot the ‘Arab Spring’ uprisings have been the most notable, but the ‘Occupy Wall Street’ movement, riots from Greece to China, and the rallies in India and Russia over graft and fraud are among outbursts with political implications stemming largely from economic distress. As we look forward to 2012, elections in France, Egypt, Russia, China, Mexico and, of course, the United States may have long term significance, but in the short term the preceding periods may be notable for the lack of political action or possible missteps which investors might deem problematic for the economy. If economic stability is compromised over the next year, then future social and political stability may also suffer, so investors must be mindful of events both here and abroad. On the other hand, if the sovereign integrity of the Euro Zone is retained, then the prospect of a mere recession in Europe will probably have limited impact on the global economy. Alpine believes that stock prices have already factored in a more disruptive outlook.

Historically, a significant minority of the world’s population has been able to utilize much of the world’s resources with only modest concern for efficiency. Now, with over seven billion inhabitants on the planet, the developed economies are competitively forced to share more of the world’s food, fuel and even economic capital with our neighbors. Up until 2007, the U.S. and Europe stretched the limits of our capital capacity to create debt with an issuance and distribution system which had become increasingly dependent upon lax credit ratings and easy capital reserve ratios. This provided the capacity to buy more or pay higher prices than we might have otherwise been inclined, whether as individuals or collectively as nations. Since then, broad avoidance and mistrust of credit-based risk has forced capital out of the lower rated investment market. Instead, cash has been parked in marginally productive “safe” investments, such as gold and Treasury bills, which do not stimulate economic activity. The potential combination of such risk avoidance with the forced deleveraging of over extended countries, companies and individuals could continue to dramatically impact asset values, reduce capital for investment, decrease consumption and lower economic growth. Europe may well face such a spiraling scenario in 2012, given their already high levels (debt/GDP=80%+) of debt.

Source: IMF, Alpine

The reactionary tendency to stretching too far is to reverse course and, in this case, shrink leverage and practice restraint or even austerity. This approach may speed downsizing in a normal cycle, but when imbalances are as severe as now, purging the excesses could lead to a depression. An alternate approach to halting these deleterious trends would seek to sustain modest growth of the financial system in order to strengthen it while building a better model for allocating, evaluating and distributing capital, before shrinking obligations. In other words, it might be prudent to initially reinforce the dam, rather than let it erode before the next storm. Unfortunately, we have been in a period of transition which finds politicians embracing the safety of ideology when they should be attempting to understand complex economic interactions and debating the implications of any policy responses. We need fresh ideas and honest debate which could educate the public and instill confidence that government is leading the way forward. By default, the world’s central bankers and treasury chiefs have been left to set the agenda to fix or replace financial structures and critical systems that have proved inadequate or were simply broken. The following chart shows how the lack of GDP growth from 2007 compromised developed market debt ratios, in contrast with emerging market countries which were able to both grow GDP (denominator) and reduce debt.

Source: IMF, Alpine

The current sovereign debt crisis in Europe is the product of structural limitations of the European Union (EU), which has limited the European Central Bank’s (ECB) monetary capability. Market forces have finally compelled EU politicians to alleviate fiscal constraints and imbalances with new rules to be enacted in 2012. It is notable that the U.S. is the furthest advanced of the major economies in this fundamental struggle to restructure and redirect the capital market system. Nevertheless, our politicians have so far failed on the fiscal front to grow government revenues, shrink expenses or both. Yet deficits, spending and taxes are only part of the problem. People have been losing confidence in our leaders’ ability to control the financial system. In effect, we have to either find a new model or rework existing financial market structures to permit capital to grow and flow efficiently, while also providing meaningful safeguards and firebreaks to control risk from unseen exposures or contagion from derivative or contingent contracts.

2011: When It Rains, It Pours

The extended economic recovery since 2009 has survived a steady string of shocks to the system. No one could have predicted that food and energy price volatility would set off “Arab Spring” revolutions which have been reshaping the political landscape of the Middle East. Similarly, droughts throughout the world and flooding in other areas also hit food prices as did the destructive floods in Thailand, which further impacted both auto and tech production in that region. These events followed the horrific earthquake and tsunami in Japan, which seriously disrupted the global supply chain utilizing “just in time” production, resulting in slower global industrial production. While these events have combined to slow global economic growth during 2011, the biggest impediment to continuing recovery from the ‘Great Recession’ of 2009 has been Europe’s inability to restructure its financial mechanisms to insure financial integrity.

The current sentiment of investors reminds me of the lyrics from Bob Dylan’s 1967 classic song called “All Along the Watchtower” which proclaims: “There must be some way out of here…There’s too much confusion, I can’t get no relief. Businessmen they drink my wine and plowmen dig my earth, none of them along the line know what any of it is worth…So let us not talk falsely now, the hour is getting late…” Indeed, the extended period of confusion and helplessness has hurt investors. Consumption and production continue but new investment has focused mostly on either ‘prime’ or ‘safe’ assets. Transaction volumes and prices have eroded across most asset classes because investors have been more concerned with the return of capital rather than returns on capital. Valuation metrics for any amount of risk, and especially for many sub-prime assets, have broken down, and investors no longer have adequate confidence in market prices. Unfortunately, politicians continue to talk falsely and have not been heeding the urgent need to tackle the problems of the 21st century economy. If the New Year brings more constructive engagement, then perhaps we can restore investor confidence, but looking at the current U.S. fiscal condition, it is clear that the hour is getting late.

Similar caution has been evident in the corporate sector over the last few years as companies built up financial liquidity, reduced capital expenditures and delayed hiring. Thus, uncertainty among both investors and the business sector, combined with stretched government fiscal conditions, has reduced capital investment in the economy. Add collapsing confidence in our leaders and we see limited ability to ignite the animal spirits. This is largely responsible for the historically unprecedented delay in recovery from recession. Since the U.S. economy’s peak employment levels of January 2008 through the trough on February 2010, the economy shed roughly 8,750,000 jobs, only to add 2,460,000 over the following 21 months through this past November. If the economy were to sustain the latest three month average monthly gain in payrolls of 143,000 jobs gained per month, we would not reach the old peak of employment until July of 2015, or roughly 7.5 years for a full recovery. Such duration without full recovery is already unprecedented except for the Great Depression!

Traditionally, the two great engines of the U.S. economy have been homebuilding and the automobile industry, both of which extended a multiplier effect to other industries producing products used in cars and homes. While car sales are estimated to achieve annual volume of 12.7 million vehicles, this is still roughly 27% below 2005’s peak of trailing 12-month moving average sales. New home sales have been running 77% below the July, 2005 peak levels. Both industries have sought productivity enhancements either through automation of production or prefabrication of components, (further reducing headcounts) add to this cutbacks in the finance sector of the economy, and these industries constitute over 50% of the lower levels of employment since the peak. Clearly our economy has not been running on all cylinders, and we must find new ways of creating goods and services if we cannot currently rekindle historic levels of demand in the near future. Perhaps the downturn has accelerated the transition from an ‘industrial’ economy to a ‘service’ economy.

Europe “…Can’t Get No Relief…”: From Sub-Prime to Sub-Sovereign

While the U.S. is clearly not out of the woods, recent economic activity demonstrated by industrial production numbers and the stability of the financial system are far better than Europe or Japan. Europe’s problems, like ours, began to appear in 2007 as the value of subprime debt and the lack of transparency of derivative investments raised the specter of European banks collapsing under excessive use of leverage. In addition to questionable investments and corporate loans, it has become evident over the past year and a half that these banks also had exposure to the debt of other European banks and European nations, including the weaker peripheral countries.

The economic importance of major financial institutions within the Euro block is reflected by the relative size of their debts, which constitute over 4.5 trillion Euros of bonds outstanding, in contrast with over 6.5 trillion Euros issued by governments. The size of the European banking sector is so significant because over 80% of corporate credit is originated or supported by banks’ balance sheets which require liquidity to inventory loans until they are sold. This contrasts with the U.S., where banks support roughly 40% of all the corporate debt originated while most is, in fact, created directly in the capital markets. In this light, it should be critical for both banks and countries to reduce their debts or increase revenues and raise capital.

“…A Way Out of Here” for Europe

With the Euro Zone’s debt to GDP levels ranging from 80% to 115% (and higher for Greece), the problem at hand is to create a fiscal system to oversee the budget process of each country. Under current conditions, this could mandate either higher taxes or austerity measures, which will likely slow economic activity. While this oversight mechanism may not include the ability to tax EU members, it could provide a level of economic control which would facilitate the ECB acting like an interim EU treasury. Over time, we would expect to see significant asset relief as the ECB may follow the Fed’s lead and provide “quantitative easing” (i.e., buy bonds and other debt in the market place in order to inject more money into the system). It may also be essential to create a treasury for issuance of Euro-denominated bonds backed by all the member nations to cover at least a portion of each individual country’s outstanding debt obligations. This would significantly reduce the interest costs for countries which currently have a high rate imposed upon them by the market, such as Italy, where the cost of five year bonds rose from 4.1% at the beginning of July to 7.7% by late November. By comparison, German five year money rose from under 1% recently to a high of 1.3%, which might be more reflective of overall Euro denominated debt if it were to come into being. Thus, over time, we believe the political desire for stability will likely lead to the creation of a complete financial infrastructure which could enhance long term stability in the Euro Zone.

Assuming the sovereign debt is stabilized, we would anticipate that the next stage will be recapitalization of European banks. These can either take the form of public market equity raises, mergers or some form of nationalization. It is worth noting that the U.S., Australian and U.K banks, insurance companies and real estate companies commenced recapitalizations and asset sales during early 2009. We expect most European financial institutions to finally begin the same process in 2012, some three years behind their Anglo counterparts. In light of this delay and the aforementioned discussion of the role which European banks play in the corporate capital structure, it is apparent that time needed to heal the excessive debt ratios may also significantly constrain corporate activity. Thus, it is not surprising that most economists expect a recession for Europe in 2012 followed by years of limited growth. However, if successful actions are taken, the decline might only last for one year.

Do Investors “Know What Any of It is Worth...”?

A unique aspect of this market in which risk avoidance reigns supreme is that many investors have pulled back on historically perceived higher risk investments such as cyclical industries, commodities, junk bonds and forex exposure. Once the overall level of risk subsides, we would expect most investors will gradually begin to focus on achieving returns on invested capital and resume a longer term perspective. They may start asking questions, such as; (1) where are business or economic conditions going to be favorable for corporate earnings growth, and (2) where is the greatest need for new capital investment? They may also analyze differences between short term investments, medium duration as well as multi year opportunities. For example, over the short term, it is pretty evident that global growth has been slowing, although there may be a few countries where 2012 projections are higher than 2011. For example, Japan is slowly in the process of rebuilding following the devastating earthquake last spring, so several domestic oriented companies should benefit from ongoing stimulus to the economy. Several other countries that had been managing inflation via restrictive monetary policies during 2011 have begun to lower interest rates in response to overall slowing global growth. This group would include Australia and New Zealand, as well as Brazil, China and Indonesia. Several other countries such as India, Chile and Mexico will also likely ease rates over the coming few months. This new monetary stimulus contrasts sharply with the extraordinarily low interest rates prevalent in core Europe, U.S. and Japan where rates may already be near bottom.

While interest rate cuts could provide a catalyst for short term equity revaluation, longer term valuations are typically dependent upon prevailing business trends which could enhance earnings growth. While most countries are forecast to enjoy improving GDP growth in 2013 versus 2012, several countries in Southeast Asia and Latin America could offer superior medium-term and multiyear growth outlooks, based on demographic, economic and business trends.

The potential for long-term growth and competitive dynamics leading to a return of inflation and, hence, higher interest rates should eventually focus attention on those companies which deserve premiums based on superior adaptability or pricing power, historical innovation, strong market position and elasticity of demand. Unfortunately, index based exchange traded funds, basket traders and momentum algorithm traders have reduced market behavior to ‘risk-on, risk-off’ single variable daily directional bets. However, as investors return, markets should once again gauge equity and asset valuations in reaction to perceived changes in business prospects and the economy. From currently depressed valuations, the return of investors to equities as directional uncertainty and confusion is relieved could lead to significant revaluation potential over an extended period of time. For a wide variety of distinct businesses, whose prospects evolve with the business cycle, investors may also take a longer term holding period. The efficiency of capital markets will likely depend upon a normalization of investor behavior.

Seven Billion and Counting

Towards the end of October the world population officially went over 7 billion people and it is expected to exceed 8 billion by 2025 and 9 billion by 2050. The current sentiment favoring austerity is antithetical to the pressures of this reality, and austerity measures may remain limited to Europe, where population growth is projected to be negligible. However, social and economic pressure for government and business led capital investment may stimulate expansion for much of the world. Not only must the world find food and shelter for the next generation, but we must make this a more efficient and more understandable world. Technology promised to do the latter, and it has made the world a much smaller place in many ways, but information flow has added complexity and sometimes confusion. Resolving this credit crisis, reorganizing our banking structures and perhaps redefining the priorities of our political representatives, should be very important if developed countries hope to participate in meeting the needs of growing cities in the emerging economies. Economic, social and political change are often interrelated so it is not surprising to see the pressures finally boiling over, whether in the Middle East, Greece or even Russia and the U.S. The hopeful emergence of more democratic economies focused on providing individual rights and human needs, will likely be dependent upon the U.S. leading an effective global capital market system. The bottom line is that demographic trends should sustain demand for goods and services, although the nature and timing of this potential will be subject to how the complex web of global development evolves.

“…Now the Hour is Getting Late,” Focus on What is Most Important

We believe the markets will remain volatile, but to a lesser degree than experienced during 2008 and, of course, 2011. While the exact nature of the economic and political environment to which we are transitioning is not fully clear, what is evident is the need for action and responsible dialogue and debate over the economic realities we face. Individuals and markets should always do better when there is more transparency and understanding. We can each determine our own view of the road ahead if we have enough data and information.

Alpine believes that the economic world should continue with the U.S. as the dominant player, while acknowledging that the other players are changing, particularly as so-called Emerging Markets sustain faster growth and, thus, are set to become a larger force. For now, the U.S. Federal Reserve is the guiding light for most other central banks, as is our economy. This is a world that in most cases merely aspires to what we already have. In our opinion, the U.S. must sustain its competitive advantage through technological innovations which is dependent upon our best educational institutions sustaining top global standards. Vocational schools should be elevated to artisanal standards and encourage apprenticeship for craftsmen. By combining technology and artisanship, our corporations can create better ways of designing, building and delivering superior goods and services. Ideally, these are the companies in which we all seek to invest.

Even when it is dark with storm clouds overhead, Alpine will endeavor to find investment opportunities on your behalf. We look forward to keeping you up to date on our progress and, in this regard, we have embarked on a new approach to streamline the information provided in our individual fund manager reports to shareholders. We are using a simpler format, which we will supplement with commentary from portfolio managers and analysts on our website. In particular, we believe this will allow our message to be focused on both timely and germane topics of discussion. Thus, we encourage shareholders to periodically click on the Alpine Funds website to keep up to date with our thinking and reactions to the capital markets, as well as the world at large. Our goal is to aid in your understanding of the factors which may influence investment decisions for all of us.

In closing, let me express my great appreciation and admiration for Laurence Ashkin, who has retired from his role as a director of Alpine’s Mutual Funds. Larry has been supporting and guiding us since we opened our doors in

1998. He has always set Alpine’s fiduciary responsibilities first and offered his insights to all board members. His presence, counsel and commitment shall be missed. We wish him well.

Thank you for your continued support and interest.

Sincerely,

Samuel A. Lieber
President

Past performance is not a guarantee of future results. The specific market, sector or investment conditions that contribute to a Fund’s performance may not be replicated in future periods.

Mutual fund investing involves risk. Principal loss is possible. Please refer to the individual fund letters for risks specific to each fund.

This letter and the letters that follow represent the opinion of Alpine Funds’ management and are subject to change, are not guaranteed, and should not be considered investment advice.

Please refer to the schedule of investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk.

Disclosures and Definitions

Disclosure

Mutual fund investing involves risk. Principal loss is possible. Please refer to the individual fund letters for risks specific to each fund.

The letter and those that follow represent the opinion of Alpine Funds management and are subject to change, are not guaranteed, and should not be considered investment advice. The information provided is not intended to be a forecast of future events. Views expressed may vary from those of the firm as a whole.

Past performance is not a guarantee of future results.

The specific market, sector or investment conditions that contributed to a Fund’s performance may not be replicated in future periods.

Please refer to the schedule of investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk.

Diversification does not assure a profit or protect against loss in a declining market.

Favorable tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws. Alpine may not be able to anticipate the level of dividends that companies will pay in any given timeframe.

Must be preceded or accompanied by a prospectus.

Quasar Distributors, LLC, distributor.

Definitions

A Basis Point is a value equaling one one-hundredth of a percent (1/100 of 1%).

Book value is the net asset value of a company, calculated by subtracting total liabilities from total assets.

Capitalization rate (or “cap rate”) is the ratio between the net operating income produced by an asset and its capital cost (the original price paid to buy the asset) or alternatively its current market value.

Cash flow: measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Dividend Yield represents the trailing 12-month dividend yield aggregating all income distributions per share over the past year, divided by the period ending fund share price. It does not reflect capital gains distributions.

Diversification – means reducing risk by investing in a variety of assets.

EBITDA (Earnings Before Interest, Taxes, Depreciation, and Amortization) is essentially Net Income with interest, taxes, depreciation, and amortization added back to it. EBITDA can be used to analyze and compare profitability between companies and industries because it eliminates the effects of financing and accounting decisions. However, this is a non-GAAP measure that allows a greater amount of discretion as to what is (and is not) included in the calculation. This also means that companies often change the items included in their EBITDA calculation from one reporting period to the next.

Free cash flow is a measure of financial performance calculated as operating cash flow minus capital expenditures. Free cash flow (FCF) represents the cash that a company is able to generate after laying out the money required to maintain or expand its asset base. Free cash flow is important because it allows a company to pursue opportunities that enhance shareholder value.

Return on Equity is the amount of net income returned as a percentage of shareholders equity. Return on equity measures a corporation’s profitability by revealing how much profit a company generates with the money shareholders have invested.

Dow Jones Industrial Average – is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry.

EPRA NAREIT Emerging Index – is an unmanaged index designed to track the performance of listed companies in emerging countries worldwide.

MSCI REIT (RMS) Index is a total return index comprising the most actively traded real estate investment trusts and designed to be a measure of real estate equity performance.

S&P Developed BMI Property Net TR – is an unmanaged market-weighted total return index available on a monthly basis. The index consists of many companies from developed markets whose floats are larger than $100 million and derive more than half of their revenue from property-related activities.

S&P Citigroup BMI World Ex US Index is an unmanaged market-weighted total return index available on a monthly basis. The index consists of many companies from developed markets, excluding the U.S., whose floats are larger than $100 million and derive more than half of their revenue from property-related activities.

The Bloomberg Apartment REIT Index is a capitalization-weighted sub-index of the Bloomberg REIT Index and is

Disclosures and Definitions

based on apartment properties comprising 75% or more of invested assets. Please note than an investor cannot invest directly in an index.

The Bloomberg Healthcare Index is a cap-weighted index of infinite life Healthcare REITs having a market capitalization of $15 million or greater.

The Bloomberg Hotel REIT Index is a capitalization-weighted sub-index of the Bloomberg REIT Index based on hotel properties comprising 75% or more of invested assets.

The Bloomberg REIT Regional Mall Index is a capitalization-weighted sub-index of the Bloomberg REIT Index based on regional mall properties comprising 75% or more of invested assets.

The BM&F Bovespa Index (IMOBBV) is a total return index weighted by traded volume and is comprised of the most liquid stocks traded on the Sao Paulo Stock Exchange.

The FTSE EPRA/NAREIT Global Real Estate Index Series is designed to represent general trends in eligible real estate equities worldwide. The index includes a collection of stocks of all the developed markets in the world, as defined by MSCI. The index includes securities from 24 countries but excludes stocks from emerging and frontier economies making it less worldwide than the name suggests. A related index, the MSCI All Country World Index (ACWI), incorporated both developed and emerging countries. MSCI also produces a Frontier Markets index, including another 31 markets.

The MSCI ACWI Consumer Staples Index is a free float adjusted market capitalization-weighted index designed to measure the combined equity market performance of the consumer staples sector of developed and emerging markets countries. Component securities include those of food and drug retailers, food producers, tobacco companies and household products manufacturers. As of September 30, 2010, the Underlying Index consisted of companies in the following countries: Australia, Belgium, Brazil, Canada, Chile, China, Colombia, Denmark, Finland, France, Germany, Greece, India, Indonesia, Ireland, Italy, Japan, Malaysia, Mexico, the Netherlands, Poland, Portugal, Russia, Singapore, South Africa, South Korea, Sweden, Switzerland, Taiwan, Thailand, Turkey, United Kingdom, and the United States.

The MSCI EAFE Price (USD) Index is a capitalization weighted index that monitors the performance of stocks from Europe, Asia, and the Far East. This is one of the most widely used measures of international stock performance.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The MSCI Emerging Markets Index is calculated in US Dollars on a real time basis and disseminated every 60 seconds during market trading hours.

The MSCI World is a stock market index of 1,500 ‘world’ stocks. It is maintained by MSCI Inc., formerly Morgan Stanley Capital International, and is often used as a common benchmark for ‘world’ or ‘global’ stock funds.

The NASDAQ-100 Financial Index is a capitalization-weighted index of the 100 largest financial companies, as well as foreign issues, including American Depository Receipts (ADRs), traded on the NASDAQ National Market System (NASDAQ NMS) and SmallCap Market.

The PHLX/KBW Bank Index is a modified cap-weighted index consisting of 24 exchange-listed and National Market System stocks, representing national money center banks and leading regional institutions. The index is intended to reflect the evolving financial sector.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The STOXX Europe 600 (Price) Index is a broad based capitalization-weighted index of European stocks designed to provide a broad yet liquid representation of companies in the European region. The equities use free float shares in the index calculation. The index was developed with a base value of 100 as of December 31, 1991. This index uses float shares.

The S&P Global Infrastructure Index is an unmanaged index that provides liquid and tradable exposure to 75 companies from around the world that represents the listed infrastructure universe. To create diversified exposure across the global listed infrastructure market, the index has balanced weights across three distinct infrastructure clusters: Utilities, Transportation and Energy.

Jakarta Property Index is a capitalization-weighted index of all stocks in the Jakarta Composite Index involved in the business of construction, property, and real estate. The index was developed with a base value of 100 as of December 28, 1995.

MSCI All World Country Consumer Discretionary Index is a free float adjusted market capitalization weighted index designed to measure the combined equity market performance of the consumer discretionary sector of developed and emerging markets countries.

An investor cannot invest directly in an index.

Equity Manager Reports

Alpine International Real Estate Equity Fund

Alpine Realty Income & Growth Fund

Alpine Cyclical Advantage Property Fund

Alpine Emerging Markets Real Estate Fund

Alpine Global Infrastructure Fund

Alpine Global Consumer Growth Fund

Alpine International Real Estate Equity Fund

Comparative Annualized Returns as of 10/31/11

	1 Year	3 Years	5 Years	10 Years	Since Inception (2/1/1989)

Alpine International Real Estate Equity Fund	-18.17%	21.20%	-8.45%	8.60%	5.15%

S&P Developed (ex. U.S.) Property Total Return Index(1)	-4.09%	15.75%	-3.62%	10.51%	N/A

MSCI EAFE (USD) Index(2)	-6.89%	6.70%	-5.12%	3.11%	1.93%

Lipper International Real Estate Funds Average(3)	-8.71%	11.01%	-5.30%	9.88%	5.15%

Lipper International Real Estate Funds Ranking(3)	43/43	1/42	21/21	3/3	1/1

Gross Expense Ratio: 1.28%(4)

Net Expense Ratio: 1.28%(4)

(1) Index commenced on 7/31/1989.
(2) Return does not include dividends reinvested.
(3) The since inception data represents the period beginning 2/2/1989.
(4) As disclosed in the prospectus dated March 1, 2011.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced.

The S&P Developed (ex. U.S.) Property Total Return Index is an unmanaged market-weighted total return index available on a monthly basis. The index consists of companies from developed markets, excluding the U.S., whose floats are larger than 100 million U.S. dollars and derive more than half of its revenue from property-related activities. The MSCI EAFE (USD) Index is a capitalization weighted index that monitors the performance of stocks from Europe, Asia, and the Far East. This is one of the most widely used measures of international stock performance. The Lipper International Real Estate Funds Average is an average of funds that invest at least 80% of their portfolio in equity securities of domestic and foreign companies engaged in the real estate industry. Lipper rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The S&P Developed (ex. U.S.) Property Total Return Index, the MSCI EAFE (USD) Index and the Lipper International Real Estate Funds Average are unmanaged and do not reflect direct fees associated with a mutual fund, such as investment adviser fee however, the Lipper International Real Estate Funds Average reflects fees charged by the underlying funds. The performance for the International Real Estate Equity Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

To the extent that the Fund’s historical performance resulted from gains derived from participation in initial public offerings (“IPOs”) and/or secondary offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary allocations in the future.

Alpine International Real Estate Equity Fund

Portfolio Distributions*	Top 10 Holdings*
	1.	Cyrela Commercial Properties SA
		Empreendimentos e
		Participacoes	4.44%
	2.	Multiplan Empreendimentos
		Imobiliarios SA	4.31%
	3.	South Asian Real Estate PLC	4.28%
	4.	Iguatemi Empresa de Shopping
		Centers SA	4.24%
	5.	PDG Realty SA Empreendimentos
		e Participacoes	4.20%
	6.	Direcional Engenharia SA	3.69%
	7.	Regus PLC	3.69%
	8.	BR Malls Participacoes SA	3.04%
	9.	Emlak Konut Gayrimenkul
		Yatirim Ortakligi	2.92%
	10.	Verde Realty Corp.	2.47%

	*

Portfolio holdings and sector distributions are as of 10/31/11 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Top 10 Holdings do not include short-term investments Portfolio Distributions percentages are based on total investments less short-term investments and Top 10 Holdings percentages are based on total net assets.

Value of a $10,000 Investment

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Alpine International Real Estate Equity Fund

Commentary

Dear Investor:

We are pleased to present the 2011 annual report for the Alpine International Real Estate Equity Fund. For the twelve months ended October 31, 2011, the Fund generated a total return of -18.17%, with a period ending net asset value of $20.53 per share. By comparison, the S&P Citigroup BMI World Ex-U.S. Index declined -4.09%. Most of the Fund’s decline occurred during six months from April through October when the Fund fell 24.22% to an NAV of $20.53. Most of this decline occurred during the months of August and September when fresh fears regarding the sovereign credit crisis sent many investors scurrying for safe havens. Given the Fund’s heavy cyclical exposure and emphasis on emerging markets, the portfolio was particularly exposed to currency volatility, in particular with the Brazilian Real falling 9.7% during the three months following July. Since September, the Fund’s net asset value, many of its holdings and their currencies have been trading within defined price bands, leading us to conclude that outside of catastrophic contagion, much of the bad news that has emerged is already factored into share prices. Thus, the question becomes what if and when will catalysts emerge to push prices beyond their recent trading ranges.

FINDING SUNSHINE AMIDST DARK CLOUDS

Global economic activity may slow appreciably in 2012, however, this may create disparate opportunities for investors. The stock markets are increasingly affected by macro fears which have superseded corporate fundamentals for now. However, as Europe’s sovereign crisis is resolved, we expect investors to focus more on the potential for equity returns. Regions or countries which are expected to sustain growth may attract new capital flows which could raise both currencies and share prices. On the other hand, distressed situations with fallen prices may create cheap entry points, even in Europe. Accordingly, Alpine is monitoring market concerns, yet focused on fundamentals.

Discrepancies between equity prices and underlying property values can be realized in different ways over time. Growth catalysts can include rising consumer and business confidence, increased levels of employment, new business formation and of course, higher rents. Valuation catalysts can include increased sales transactions, higher appraised property values, and rising comparable property sales prices. Perhaps the most obvious bridge between undervalued public equities and private market values are mergers and acquisitions (M&A). In the current environment of limited debt capital availability, financial engineering will not drive M&A, so the buyers will likely be cash rich competitors or other strategic players. The Fund benefitted from similar situations in Japan over the past year. The purchase of real estate asset manager, Secured Capital Japan Co. was completed early in the fiscal year, as a strategic merger by a similar investment firm, Pacific Alliance Group. During this past summer, Tachihi Enterprises Co. was taken private by its management team, who decided to redevelop its suburban properties now that the transportation infrastructure has been built.

At its core, real estate investing is a very simple business. It is reminiscent of Economics 101 where we learned that prices go up when demand exceeds supply. Ignoring the madness of the markets, that is, the daily distraction of deals and data points, real estate generally makes money over time when rents and prices increase. Thus, Alpine’s job is to focus on investing in companies whose properties it believes can achieve such growth. Alternatively, we also look for investment opportunities where we believe the share price does not reflect the underlying value of the company’s property portfolio.

Focusing first on growth, Alpine analyzes demographic data for patterns of population growth and income growth that could support local or national Gross Domestic Product (“GDP”) and employment growth. Fundamentally, we focus on cities or countries where the middle class has been expanding, for this is where we believe a sustainable combination of economic scale and positive momentum can be achieved. History has shown that a wealthy elite minority does not consume enough to lift an economy over an extended period of time, so we seek regions where we believe the broad population should benefit from bottom-up economic growth. For example, 28 million Brazilians were lifted out of poverty between 2003 and 2009 according to the World Bank.

After identifying such regions where we think the demographic and economic profile looks positive and can be sustained by political will and sound economic management, then we survey the competitive landscape in terms of both existing real estate inventory and potential new supply. The next step is to understand trends in demand which might influence the rate at which available existing, as well as new real estate, might be leased or acquired in terms of the so called absorption rate. This annualized rate allows the market to project potential rent trends. Developers often utilized absorption trends in projecting a

Alpine International Real Estate Equity Fund

preferred window during which to rent or sell new properties. This analysis also helps Alpine wade through the gloom to find areas where sunshine may be emerging.

To illustrate the dynamics of demand/supply and absorption characteristics, a market like London, where vacancy rates are currently 6.3%, will probably see only modest absorption trending approximately 1% or so, over the next couple of years. This should be adequate to take up annual completions exceeding 2 million square feet of new projects over each year and still bring vacancy rates down to a projected 5.8% by 2013. This, in turn, should permit rents to rise modestly from 105£ per square foot to 110£ per square foot according to, Cushman & Wakefield, over the next two years, hence, the analysis of new supply versus projected demand in terms of its location and pricing relative to the existing inventory is a critical factor in analyzing rental growth trends and prospective performance.

PORTFOLIO CONSTRUCTION

During the period, the Fund has partially hedged its currency exposure in Europe to limit volatility arising from the European sovereign debt crisis. As a result, the Fund has offset gains derived as a result of the appreciation of the Euro during this period. We believe that in the current low interest rate environment that there are enough attractive opportunities in the real estate sector to employ leverage both in the execution of its investment strategy and to manage unexpected Fund flows.

Alpine’s analysis of macro-economic, demographic and real estate supply and demand characteristics has led to a diverse portfolio across twenty-two countries. While broad European exposure grew from 24.5% to 28.1% over the year, continental European Union (EU) exposure declined from 6.1% to 5.6%. The principal additions to our European exposure were outside of the Euro currency countries, specifically an increase in the Fund’s exposure to the United Kingdom from 9.1% to 12.3% of the portfolio, as well as the addition of two REITs in Turkey which accounted for 3.9% of the portfolio as of October 31, 2011.

The Fund’s largest economic exposure is focused on emerging economies. The greatest exposure in the emerging markets is Brazil, which grew from 37.3% of the portfolio to 44.1%. Brazil produced an overall negative annual contribution to the Fund of slightly more than -4%, which reflected the aggregate decline of over -13% for the Fund’s Brazilian holdings in dollar terms. This return beat the B M & F BOVESPA Real Estate Index, which declined - 24.04% during the period under review, but was still a drag on performance.

The relative outperformance of the Fund’s 19 Brazilian holdings partially reflected a 60% weighting towards commercial properties versus residential builders. This was roughly the reverse of the composition of the Index. In general, homebuilders underperformed during this period with residential Builders and owners negatively contributing slightly over -8% of the Fund’s return, while retail real estate companies did better, contributing negatively over -1%. Both of these trends are apparent in the following section’s discussion of the top and bottom five contributors to the Fund’s returns.

With regard to homebuilders, share prices have been depressed by rising interest rates and fears that the economic picture could not improve any further. These fears were accentuated in August and September when many global investors reduced both emerging market and cyclical exposure in favor of safe havens. Many of these companies should produce significant cash flow and dividend streams over the next two years as they begin to deliver previously sold apartments (which commenced construction two or three years ago). Assuming economist estimates for 3.5% GDP growth in Brazil next year, declining interest rates from the peak of 12.75% last summer to drop to the 10% range, and continued low unemployment of around 6%, we believe homebuilders should do well. These stocks are trading at both P/E and enterprise value to EBITDA (cash flow) multiples of between four to seven times, which offers excellent value and potential for positive rerating by equity markets.

Brazilian retail sales have enjoyed double-digit, same store sales growth over the past decade and we believe this is set to continue at or near the same level. During this same time, malls have grown their footprint by roughly 7% per year and we believe the public Brazilian mall developers will grow faster than that over the next three to five years. This combination suggests strong double-digit growth in income and we believe even more so in asset value over the next half decade. Alpine believes this will be sustained not only by the continued rise in earning power and consumption of an expanding middle class, but also by the mere fact that on a per capita basis, the square footage of Brazilian shopping centers is roughly 1/40th that of the U.S.! Even when adjusted for the lower purchasing power of Brazilian households, the shopping area is dramatically lower than in the U.S. where annual mall sales average $450 per foot, compared with Brazil at over $800 per square foot per year in sales. In fact, only 18% of all retail sales occur in Brazil’s malls versus over 50% in the U.S. This underpins our belief that there is significant potential for continued high productivity of Brazilian malls relative to the U.S., Europe and

Alpine International Real Estate Equity Fund

Australia. In our opinion, this should offer excellent medium term asset performance.

PORTFOLIO ANALYSIS

The top five contributors to the Fund’s performance over the past twelve months based on contribution to total return were Cyrela Commercial Properties (+16.85%), BR Malls (+16.75%), Emlak Konut (+18.68%), Evergrande Real Estate (+79.69%) and JHSF Participacöes (+42.72%).

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Cyrela Commercial Properties, a Brazilian commercial real estate developer focusing on large-scale projects strategically located in the Paulista and Faria Lima areas of Sao Paulo and Barra da Tijuca in Rio, represented an average portfolio weighting of 3.89% during the period. The company also develops industrial facilities in partnership with Prologis.

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BR Malls is the largest owner/operator of retail assets across Brazil and has been well positioned to consolidate the fragmented industry. Management has a proven track record for growth through acquisition and development. The company represented a 4.14% weighted position in the portfolio.

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Emlak Konut is the largest residential REIT in Turkey and a subsidiary of Turkey’s Mass Housing Authority (TOKI). Despite the backdrop of unorthodox monetary policy and rising mortgage rates, the company was able to drive strong presales growth. Emlak represented a 2.95% weighted position in the portfolio.

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Evergrande Real Estate is a pan-China developer operating primarily in smaller cities with reduced policy risk exposure. Its prodigious growth and competitive advantage lie in quick asset turns, flexible pricing models and a product mix that attracts more end-user versus speculative demand. Evergrande represented a 0.43% weighted position in the portfolio.

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JHSF Participações, a Brazilian real estate developer focusing on large-scale, mixed use (residential, office, retail and hotel) projects mainly targeted at the medium/high-end segments, represented an average portfolio weighting of 1.12% during the period. The company enjoys some of the highest gross margins in the sector, leading to strong profitability relative to peers.

The performance and relative weightings of Direcional Engenharia (-31.86%), PDG Realty (-30.85%), Talaat Moustafa Group (-54.20%), RGI (-44.96%), and Kenedix (-25.94%) negatively affected the returns of the portfolio.

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Direcional Engenharia is one of the only residential developers focusing on the lowest tier of the Brazilian government’s Minha Casa, Minha Vida low income housing program and represented a 3.67% average weighting in the portfolio. The company’s strong management team and proven execution abilities as well as high relative ROE were unable to overcome the impact of a dilutive equity offering, low liquidity and overall negative sentiment toward the sector in general.

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PDG Realty, one of the leading residential developers in Brazil, represented a 4.01% average weighting in the portfolio. Overall negative sentiment toward the sector, in light of high inflation and interest rate expectations through most of 2011 offset strong underlying fundamentals of the business and lower cash burn trends bringing the company closer to being cash flow positive in 2012.

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Talaat Moustafa Group, one of the largest Egyptian residential developers and high-end hotel operators, represented a 1.33% average weighting in the portfolio. The political upheaval in the beginning of the year, legal risks associated with land acquisition and ongoing uncertainties surrounding the upcoming elections presented short term obstacles to the strong demographic trends and supply/demand imbalances present in the market.

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RGI is a Moscow-based developer representing an average portfolio weighting of 0.82% during the period. The company has struggled with permitting delays for projects and underperformance at its Tsvetnoy mall. A lawsuit was recently dismissed and further progress is being made on the possible sale of assets to realize underlying value.

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Kenedix, Japan’s leading real estate asset manager represented a 1.89% average weighting in the portfolio. Formation of new funds and growth of its feebased businesses were hindered by the tsunami impacted economy and the attendant slump in real estate transactions. A modest rebound in the sector, strong cash flow support and a flexible balance sheet could provide opportunities in 2012 for a wellregarded management team.

2012 and Beyond

Given the economic uncertainty which we described in the President’s letter to shareholders, it is too early to declare an ‘All Clear’ for investors. That said, many equity valuations are historically inexpensive and there remain pockets of growth on both a regional and sectoral basis.

Alpine International Real Estate Equity Fund

Thus, the realization of these values becomes a matter of waiting for catalysts. Meanwhile, the synchronized directionality which possessed the capital markets during August through October has started to breakdown as individual stocks and exchanges have begun to respond to local factors. Alpine believes that the eventual prospect of a stabilization of the sovereign debt crisis in Europe should lead to a reduction in perceived risk which could serve as a catalyst for a return of investment into the equity markets, and more specifically, emerging markets and sectors with perceived higher volatility.

While so called ‘risk-on’ trades in positive cyclical stocks may be the first to recover, recapitalizations and possible mergers and acquisitions (M&A) may create opportunities in slow (no?) growth economies in Europe. Hopefully, we should be able to report on such events by our next report to shareholders.

Sincerely,

Samuel A. Lieber
Portfolio Manager

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to the following risks:

Equity Securities Risk — The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Foreign Securities Risk — Public information available concerning foreign issuers may be more limited than would be with respect to domestic issuers. Different accounting standards may be used by foreign issuers, and foreign trading markets may not be as liquid as U.S. markets. Additionally, foreign securities also involve currency fluctuation risk, possible imposition of withholding or confiscatory taxes and adverse political or economic developments. These risks may be greater in emerging markets.

Growth Stock Risk — Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

Leverage Risk — Leverage creates the likelihood of greater volatility of net asset value; the possibility either that share income will fall if the interest rate on any borrowings rises, or that share income and distributions will fluctuate because the interest rate on any borrowings varies; and if the Fund leverages through borrowings, the Fund may not be permitted to declare dividends or other distributions with respect to its common shares or purchase its capital stock, unless at the time thereof the Fund meets certain asset coverage requirements. The Adviser in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it deems such action to be appropriate in the circumstances.

Management Risk — The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk — The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Micro Capitalization Company Risk — Investments in micro-cap companies are associated with similar risks as investments in small and medium capitalization companies, but these risks may be even greater with respect to investments in micro-cap companies.

Real Estate Investment Trusts (“REITs”) Risk — REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment.

Real Estate-Linked Securities Market Risk — Risks associated with investment in securities of companies in the real estate industry include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating laws; casualty or condemnation losses; variations in

Alpine International Real Estate Equity Fund

rental income, neighborhood values or the appeal of properties to tenants; changes in interest rates and changes in general economic and market conditions.

Small and Medium Capitalization Company Risk — Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Undervalued Stock Risk — Undervalued stocks may perform differently from the market as a whole and may continue to be undervalued by the expenses; changes in zoning market for long periods of time

Initial Public Offerings Risk — The Fund may invest a portion of its assets in shares of IPOs. IPOs may have a magnified impact on the performance of a Fund with a small asset base. The impact of IPOs on a Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s returns. IPOs may not be consistently available to a Fund for investing. IPO shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, a Fund may hold IPO shares for a very short period of time. This may increase the turnover of a Fund and may lead to increased expenses for a Fund, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Please refer to pages 6-7 for other important disclosures and definitions.

Alpine Realty Income & Growth Fund

Comparative Annualized Returns as of 10/31/11
	1 Year	3 Years	5 Years	10 Years	Since Inception (12/29/1998)

Alpine Realty Income & Growth Fund	10.23%	23.90%	-3.40%	9.91%	10.76%

Morgan Stanley REIT Index	10.59%	16.79%	-1.11%	10.99%	10.59%

S&P 500 Index	8.09%	11.41%	0.24%	3.69%	1.98%

Lipper Real Estate Funds Average(1)	9.84%	16.83%	-1.38%	10.50%	10.02%

Lipper Real Estate Funds Ranking(1)	108/209	12/184	143/158	62/87	21/59

Gross Expense Ratio: 1.34%(2)

Net Expense Ratio: 1.34%(2)

(1)	The since inception data represents the period beginning 12/31/1998.
(2)	As disclosed in the prospectus dated March 1, 2011.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced.

The Morgan Stanley REIT Index (the “RMS Index”) is a total return index comprising of the most actively traded real estate investment trusts and designed to be a measure of real estate equity performance. The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Lippe Real Estate Funds Average is an average of funds that invest at least 80% of their portfolio in equity securities of domestic and foreign companies engaged in the real estate industry. Lipper rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The Morgan Stanley REIT Index, the S&P 500 Index and the Lipper Real Estate Funds Average are unmanaged and do not reflect direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Real Estate Funds Average reflects fees charged by the underlying funds. The performance for the Realty Income & Growth Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

To the extent that the Fund’s historical performance resulted from gains derived from participation in initial public offerings (“IPOs”) and/or secondary offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary allocations in the future.

Alpine Realty Income & Growth Fund

Portfolio Distributions*	Top 10 Holdings*
	1.	Simon Property Group, Inc.	7.07%
	2.	Boston Properties, Inc.	6.12%
	3.	Vornado Realty Trust	5.15%
	4.	Equity Residential	3.96%
	5.	Public Storage	3.96%
	6.	AvalonBay Communities, Inc.	3.45%
	7.	SL Green Realty Corp.	3.44%
	8.	Alexandria Real Estate Equities, Inc.	3.36%
	9.	Digital Realty Trust, Inc.	3.36%
	10.	Essex Property Trust, Inc.	3.33%

	*

Portfolio holdings and sector distributions are as of 10/31/11 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Top 10 Holdings do not include short-term investments Portfolio Distributions percentages are based on total investments less short-term investments and Top 10 Holdings percentages are based on total net assets.

Value of a $10,000 Investment

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Alpine Realty Income & Growth Fund

Commentary

Dear Investor:

We are pleased to report the results of the Alpine Realty Income & Growth Fund for the fiscal annual period that ended October 31, 2011. During this period, the Fund produced a total return of +10.23% which compares to the +9.84% return of the Lipper Real Estate Funds Average, the +10.59% return of the Morgan Stanley REIT Index (the “RMS Index”), and the +8.09% return of the Standard & Poor’s 500 Index (the “S&P”).

At October 31, 2011, the Fund’s net asset value per share had increased to $15.56 from $14.79 one year prior. The Fund paid four quarterly distributions of $0.18 per share totaling $0.72 per share for the fiscal period. Since its inception on December 29, 1998 through October 31, 2011, the Fund has delivered a cumulative total return to shareholders of +271.67% (+10.76% on an annualized basis) including cumulative distributions of $14.01. The performance chart on page 16 presents the Fund’s returns for the latest one-year, three-year, five-year, ten-year, and since inception periods.

The pattern of positive real estate securities performance during the fiscal period reflected, in our opinion, three significant influences: steady, albeit somewhat slow and uneven, improvement in real estate fundamentals; the benefits of a low interest rate environment; and the reemergence of greater volatility and uncertainty in the capital markets commencing in late July.

Real estate operating fundamentals demonstrated slow but steady improvement despite a tepid job market and weak consumer confidence. Historically low levels of new construction across almost all property types helped landlords in the slow absorption of excess inventory. Apartment and regional mall landlords experienced some of the strongest operating trends and these improvements were reflected in the stock performance of companies within these subsectors, as the Bloomberg Apartment and Regional Mall REIT Indices rose +23.27% and +26.19%, respectively. Abetted by low levels of renters shifting to home-buying and little new competitive supply, public REIT landlords reported average rental increases of +6% to +9% and net operating income growth of +7.0% in the third quarter while publicly-traded regional mall owners reported average year-over-year annual retail sales increases of +8.4%, improvements in occupancies to an average of 92.1%, and rental rate increases on releasing of +7.7%.

Other property subsectors showed more modest improvements. Office market conditions nationally showed 0.80% improvement in occupancies yet overall vacancy levels still averaged 17.0% at the end of September according to Cushman & Wakefield. Employment gains and resultant office space requirements remained stronger in coastal markets such as New York City and the San Francisco Bay area while suburban markets generally experienced little new demand improvement. Hotel fundamentals continued their strong rebound from the lows of the 2008-2009 period as business travelers, high end leisure customers, and group meeting demand allowed operators to increase occupancies and rates with 2011 industry expectations for RevPar (Revenue per Available Room) gains expected to range from +7.5% to +8.5%. Hotel stock performance was amongst the weakest in the REIT sector, however, as fears of a return to recessionary conditions from economic contagion in the Eurozone sparked a sell-off in the economically sensitive lodging group in the late summer.

Another positive influence on real estate derived from interest rates remaining low on both the short and long end of the yield curve. Public companies continued to access low cost debt in both the secured mortgage and the unsecured corporate bond markets and achieved improved pricing on their short term credit obligations, thereby lowering their overall costs of financing. Meanwhile, property valuations, typically priced relative to spreads over Treasury rates and available borrowing costs, benefitted from historically low levels for the ten-year Treasury bond whose interest rate stood at 2.11% as of October 31, 2011. Investors’ search for yield in a low yield environment also kept demand for real property and real estate equities at healthy levels.

Two significant issues, the U.S. budget and debt situation and Eurozone concerns, however, negatively impacted the capital markets and real estate securities during the summer and into the 4th quarter. The failure of the U.S. congress adequately to address budget shortfalls and raise the debt ceiling in late July led to a downgrade of U.S. debt obligations by Standard & Poor’s on August 6th Meanwhile, the lack of a final solution to the financial stress caused by widely held debt obligations of countries including Greece and Italy created additional investor uncertainty and risk aversion in the markets. The public REIT market, as reflected by the RMS Index, achieved a yearly high on July 22nd but fell a dramatic -22.98% by August 8th while the S&P fell -16.71% for the same period.

Alpine Realty Income & Growth Fund

Though the equity markets have regained some of that decline since August 8th, volatility continues to be elevated and debt financing spreads remain wider than their mid-summer levels.

For the Fund, the top five contributors to its +10.23% performance during the fiscal period included a regional mall company (Simon Property Group), two apartment owners (Essex Property Trust and Equity Residential), one self-storage facility operator (Public Storage), and a central business district office owner and developer (Boston Properties). Simon, the Fund’s largest holding, delivered a +37.73% total return as it demonstrated improving trends of occupancy gains, tenant sales increases, net operating income improvement, and nearly double-digit releasing spreads. Essex Property and Equity Residential returned +30.74% and +23.96%, respectively, benefitting from strength in apartment fundamentals as year-over-year same-store revenue continued to improve while operating expenses remained in-check. Essex, a west coast focused owner, experienced particular strength in the Seattle and San Francisco Bay markets and improving trends in its Southern California holdings. Equity Residential, a national owner, demonstrated pricing power across their portfolio resulting in a +9.0% increase in net operating income in the third quarter. Public Storage, the largest national owner and operator of self-storage facilities, returned +34.24% during the period as fundamentals remained solid and investors were attracted by the defensive nature of its operations and solid balance sheet. Boston Properties, saw improving trends in its important New York City, Boston, and San Francisco markets as its high quality assets retained existing tenants and attracted new occupants and helped the stock to deliver a +17.33% return.

On the other side of the coin, the Fund’s largest detractors from performance included three hotel companies (Marriott International, Chatham Lodging Trust, and Felcor Lodging Trust), a healthcare REIT (Sabra Healthcare), and a data center owner and developer (Dupont Fabros Technology). As noted earlier, lodging stocks were hit particularly hard during the latter half of the fiscal period as investors shed the most economically sensitive holdings to reduce risk in their portfolios. From June 30th through September 30th, the Bloomberg Hotel REIT Index dropped 31.66%. During the Fund’s approximate two month holding period during the summer, Marriott International fell 15.18%, while those shares of Chatham and Felcor which we retained over the full year had -35.86% and -51.06% returns, respectively. We reduced our holdings in Chatham and Felcor from an aggregate of 2.53% of assets at the beginning of the fiscal period to 0.66% as of October 31, 2011. Sabra Healthcare, predominantly an owner and triple-net lessor of skilled nursing facilities, was impacted sharply after The Centers for Medicare and Medicaid Services announced an 11.1% cut to Medicare reimbursement levels for skilled nursing care. Market uncertainty about the impact of such cuts on the ability of Sun Healthcare, the operator of most of Sabra’s facilities, to meet its rent obligations drove -29.80% returns for Sabra’s stock. However, we believe Sabra’s valuation and dividend yield are compelling, are comforted by Sun’s recent projections for their operations and resultant rent coverage ratios, and remain holders of this equity. Dupont Fabros, with several large development projects under lease-up, saw its stock decline as investors traded future potential for near term safety. Despite the company’s -15.36% return over the period we remain confident in the underlying demand drivers for data center facilities and Dupont’s ability to fill their facilities at attractive returns on investment.

Looking forward, we anticipate a continuation of a historically weak economic recovery and elevated levels of uncertainty and volatility in the capital markets. While investors would surely prefer a quick and final resolution to the U.S. budget and Eurozone issues, it is our belief that definitive solutions to both concerns will be delayed by the political dynamics of the 2012 election year in the U.S. and by the limited ability of Eurozone constituents to take decisive measures.

However, as we have stated in the past, we believe below trend U.S. GDP (gross domestic product) growth in the 2.5% range and modest job growth may actually be relatively beneficial for real estate property and real estate equities. Such growth may be sufficient to continue the steady decrease in property vacancy levels, leading to improvements in landlord pricing power, while at the same time keeping interest rates low, benefitting property valuations and debt financings, and maintaining the attractiveness of REIT dividend yields. Too strong or quick a recovery could shift capital flows away from the real estate asset class and push long-term rates significantly higher. Too weak a recovery could exacerbate fears of financial market contagion and a double-dip recession. A tepid recovery may be just right. We believe the biggest risk remains the Eurozone situation which, if it worsens, could limit financial liquidity and push global economies into recession.

Within this context, we will continue to seek the best risk adjusted returns for our investors through a balanced portfolio construction of opportunities providing both income and growth in the real estate securities space. We expect to continue our coastal focus believing that job growth prospects remain the most compelling in the

Alpine Realty Income & Growth Fund

knowledge-based economies of New York City, Boston, and San Francisco in particular. We also will seek stocks where demand drivers may be more resilient than general economic trends, including life-science research and development, technology-based innovations, and needs-based senior housing. We look forward to providing an update on Fund performance after the end of the semi-annual period in April, 2012.

Sincerely,

Robert W. Gadsden
Portfolio Manager

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to the following risks:

Dividend Strategy Risk — The Fund’s strategy of investing in dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Companies that issue dividend paying-stocks are not required to continue to pay dividends on such stocks. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future.

Equity Securities Risk — The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Fixed Income Securities Risk — Fixed income securities are subject to issuer risk, interest rate risk and market risk.

Foreign Securities Risk — Public information available concerning foreign issuers may be more limited than would be with respect to domestic issuers. Different accounting standards may be used by foreign issuers, and foreign trading markets may not be as liquid as U.S. markets. Currency fluctuations could erase investment gains or add to investment losses. Additionally, foreign securities also involve possible imposition of withholding or confiscatory taxes and adverse political or economic developments. These risks may be greater in emerging markets.

Growth Stock Risk — Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

Interest Rate Risk — Interest rates may rise, resulting in a decrease in the value of securities held by the Fund, or may fall, resulting in an increase in the value of such securities. Securities having longer maturities generally involve a greater risk of fluctuations in value resulting from changes in interest rates.

Issuer Risk — Changes in the financial condition of the issuer of an obligation, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal.

Leverage Risk — Leverage creates the likelihood of greater volatility of net asset value; the possibility either that share income will fall if the interest rate on any borrowings rises, or that share income and distributions will fluctuate because the interest rate on any borrowings varies; and if the Fund leverages through borrowings, the Fund may not be permitted to declare dividends or other distributions with respect to its common shares or purchase its capital stock, unless at the time thereof the Fund meets certain asset coverage requirements. The Adviser in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it deems such action to be appropriate in the circumstances.

Micro Capitalization Company Risk — Investments in micro-cap companies are associated with similar risks as investments in small and medium capitalization companies, but these risks may be even greater with respect to investments in micro-cap companies.

Management Risk — The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Alpine Realty Income & Growth Fund

Market Risk — The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Non-Diversified Fund Risk — Performance of a non-diversified fund may be more volatile than a diversified fund because a non-diversified fund may invest a greater percentage of its total assets in the securities of a single issuer.

Real Estate Investment Trusts (“REITs”) Risk — REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment.

Real Estate-Linked Securities Market Risk — Risks associated with investment in securities of companies in the real estate industry include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; changes in interest rates and changes in general economic and market conditions.

Small and Medium Capitalization Company Risk — Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Initial Public Offerings Risk — The Fund may invest a portion of its assets in shares of IPOs. IPOs may have a magnified impact on the performance of a Fund with a small asset base. The impact of IPOs on a Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s returns. IPOs may not be consistently available to a Fund for investing. IPO shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, a Fund may hold IPO shares for a very short period of time. This may increase the turnover of a Fund and may lead to increased expenses for a Fund, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Please refer to pages 6-7 for other important disclosures and definitions.

Alpine Cyclical Advantage Property Fund

Comparative Annualized Returns as of 10/31/11

	1 Year	3 Years	5 Years	10 Years	Since Inception (9/1/1993)

Alpine Cyclical Advantage Property Fund	-10.19%	10.31%	-11.65%	5.83%	7.16%

EPRA/NAREIT Global Index	0.67%	15.53%	-2.90%	10.88%	8.57%

S&P Developed BMI Property Index(1)	0.80%	15.12%	-3.61%	9.50%	N/A

Lipper Global Real Estate Funds Average(2)	-1.39%	12.88%	-4.30%	9.59%	8.41%

Lipper Global Real Estate Funds Ranking(2)	98/99	74/82	45/45	15/15	2/2

Gross Expense Ratio: 1.32%(3)

Net Expense Ratio: 1.32%(3)

(1)	Index commenced on 12/29/2000.
(2)	The since inception data represents the period beginning 9/2/1993.
(3)	As disclosed in the prospectus dated March 1, 2011.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced.

The EPRA/NAREIT Global Index is designed to represent general trends in eligible real estate equities worldwide. Relevant real estate activities are defined as the ownership, disposure and development of income-producing real estate. The S&P Developed BMI Property Index is an unmanaged market-weighted total return index available on a monthly basis. The index consists of many companies from developed markets whose floats are larger than $100 million and derive more than half of their revenue from property related activities. The Lipper Global Real Estate Funds Average is an average of funds that invest at least 25% of their equity portfolio in shares of companies engaged in the real estate industry that are strictly outside of the U.S. or whose securities are principally traded outside of the U.S. Lipper rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The EPRA/NAREIT Global Index, the S&P Developed BMI Property Index and the Lipper Global Real Estate Funds Average are unmanaged and do not reflect direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Global Real Estate Funds Average reflects fees charged by the underlying funds. The performance for the Cyclical Advantage Property Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

To the extent that the Fund’s historical performance resulted from gains derived from participation in initial public offerings (“IPOs”) and/or secondary offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary allocations in the future.

Alpine Cyclical Advantage Property Fund

Portfolio Distributions*	Top 10 Holdings*
	1.	Verde Realty Corp.	4.96%
	2.	Ocwen Financial Corp.	4.04%
	3.	Multiplan Empreendimentos Imobiliarios SA	3.64%
	4.	Altisource Portfolio Solutions SA	3.28%
	5.	CBRE Group, Inc.	3.26%
	6.	Iguatemi Empresa de Shopping Centers SA	2.85%
	7.	PDG Realty SA Empreendimentos e Participacoes	2.78%
	8.	General Growth Properties, Inc.	2.67%
	9.	LXB Retail Properties PLC	2.58%
	10.	Direcional Engenharia SA	2.46%

	*

Portfolio holdings and sector distributions are as of 10/31/11 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Top 10 Holdings do not include short-term investments. Portfolio Distributions percentages are based on total investments less short-term investments and Top 10 Holdings percentages are based on total net assets.

Value of a $10,000 Investment

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Alpine Cyclical Advantage Property Fund

Commentary

Dear Investor:

We are pleased to present the 2011 annual report for the Alpine Cyclical Advantage Property Fund. For the twelve months ended October 31, 2011 the Fund generated a total return of -10.19%, which contrasts with the EPRA/ NAREIT Global Index return of 0.67% for the same twelve months. All of the Fund’s negative performance was generated in the second half of the fiscal year. After rising from a prior fiscal year end NAV of $20.27 per share, the Fund’s NAV closed at $22.65 on April 26, 2011 before falling to an October 3, 2011 low of $15.55 and then rebounding to a fiscal year end close of $18.13. Most of the decline was rather abrupt and occurred during the first week of August when the sovereign currency collapse in Europe brought about fears of a double-dip global recession. Given the cyclical orientation of this Fund and the uni-directional response of all markets to this crisis of confidence in Europe, the Fund was particularly impacted despite its low exposure to Europe and core European Union (EU) countries in particular. Because the fundamental businesses of most of our holdings are not directly affected by Europe’s problems, we believe this Fund should perform well when the sovereign debt crisis either stabilizes or winds its way to a conclusion.

The Fund’s focus on companies which benefit from a pro-cyclical momentum was obviously challenged during this year in particular, as the world’s economies were either facing inflationary headwinds because of their strong growth or were in a period of decline and, hence, benefiting from falling interest rates. The U.S. occupied a middle position with a modest inflation scare in the fiscal first half of the year, but the Federal Reserve maintained low interest rates and kept pumping stimulus through the economy, allowing commercial real estate to continue to recover. In the second half of the year, interest rates were even lower although the prospect of growth had diminished in the U.S. Still, it remained superior to the potentially negative multi-year prospects for Europe. The U.S. remains the global benchmark, given the relative stability of our government and the superior depth and breadth of our markets. Meanwhile, growth continues in Asia, albeit at a slower pace prospectively for China given their self-induced monetary reduction program, which has brought the money supply growth down from an historic peak of 35% at the beginning of 2009 to current levels of 11% to 12%, below the historic mid-teens average. We believe the government has broken the boom/bust cycli-cality of its housing market and will ease restrictions in the Spring. Latin America is also maintaining a reasonable growth dynamic, albeit at a slower pace than last year’s commodity driven levels. In this regard, it should be noted that the Brazilian economy is often viewed as a major commodity economy because almost 42% of its stock market is weighted towards energy and mining or basic materials sectors. In fact, only 3% of the direct economy is based on those two sectors, although the prospects are good for significant increase in both over the next decade. The global slowdown has impacted Peru and Chile given their significant mineral extraction enterprises, while it has had less impact on the Brazilian economy. That said, Brazil began to lower interest rates in August in response to the global slowdown. However, this reduction failed to cushion the near universal effect of global money managers exiting emerging markets, including those which were deemed to have higher cyclical or commodity exposure.

PORTFOLIO CONSTRUCTION

Alpine’s top down/bottom up focus on macroeconomic, demographic and real estate supply and demand characteristics has led to the portfolio’s current evolution, which is weighted with 38.3% of the portfolio in the U.S. and 47.8% of the portfolio in emerging markets. Alas, the relative stability of the Fund’s U.S. positions was more than offset by the Fund’s emerging market exposure. Europe represents only 14% of the portfolio with core French and German exposure at 5.4%. Over the course of the year, the Fund’s weighting in residential properties declined from 45% to 33%, partly through mitigation and partly through share price declines. Exposure to office, retail, mortgage related companies and diversified properties constituted approximately 48% of the portfolio at fiscal year end. While the U.S. was the largest country weight and produced positive results for the Fund’s five top contributors, Brazil was the second largest exposure with 25.5% of the portfolio at fiscal year end, up from 19.7% last year. In particular, we added to the Fund’s exposure to commercial properties which we believe offer relative stability and excellent growth prospects.

PORTFOLIO ANALYSIS

The Fund’s top five contributors to positive performance were Ocwen Financial Corp (+64.95%), Altisource Portfolio Solutions (+49.48%), Sunrise Senior Living (+62.70%), M/I Homes (+47.17%) and Evergrande Real Estate (+118.80%).

Ocwen Financial is the second largest holding in the Fund with a year end position of 4.04%. Ocwen is a unique, special servicer of difficult mortgage portfolios. While Ocwen does not originate mortgages, it does manage the

Alpine Cyclical Advantage Property Fund

regular servicing for other owners specializing in sub-prime loans and also acquires the rights to service large pools of mortgages from companies which do not benefit from Ocwen’s scale of operations. This has enabled Ocwen to grow its business at a time when mortgages have a longer life due to lower prepayment activity.

Altisource Portfolio Solutions was also a strong positive contributor to the Fund and at year end represented 3.28% of the portfolio. Altisource was initially part of Ocwen Financial and is a direct beneficiary of Ocwen’s growth on a third party basis through its technology platform and software enhancements as well as historical and performance databases.

Sunrise Senior Living is the nation’s premier assisted living developer/operator. After several difficult years the company has restructured much of its debt as it positions itself for renewed expansion. The sector is also poised to benefit from an upturn in housing as many of its tenants typically sell their home before moving into a Sunrise apartment community.

M/I Homes is a regional home builder with principal operations in the Midwest and Florida. Because of this exposure it was extremely hard hit in prior years despite a solid balance sheet and good operating history. As a result, it has been a significant beneficiary of the stabilization of the domestic housing market.

Evergrande Real Estate is one of the largest, most diversified homebuilders in China, with operations in many smaller (2 - 8 million population) Tier 2 and Tier 3 cities. Its low cost land bank has aided it in providing highly amenitized, large scale, low cost housing to the middle class. This has fostered strong sales performance in the face of the government induced slowdown in the housing sector.

The Fund’s bottom five performers were Direcional Engenharia (-32.13%), E-House Holdings (-59.69%), Brookfield Incorporacoes (-31.95%), PDG Realty S/A (-30.78%) and SPG Land Holdings (-62.27%). It is notable that all of these companies operate in either Brazil or China and are focused on the housing industry.

Direcional Engenharia is the largest public homebuilder focused on the low-income portion of the Minha Casa, Minha Vida low-income housing program created by the Brazilian government. The company benefits from this unique financing model which, together with considerable management expertise, has enabled the company to generate some of the best margins in the homebuilding industry. Despite these positive factors, company shares have suffered along with the housing sector in general. We remain positive with regard to the company’s prospects and ability to generate solid cash flows and dividends over the next few years.

E-House Holdings is the largest residential real estate broker in China and also owns a stake in the largest internet based broker and data provider for the residential housing market. The company shares have underperformed as perceptions of declining transaction volumes will likely impact their revenues in the coming year. Partially offsetting this, perhaps, is the likelihood that homebuilders could be less inclined to use in-house brokerage services in a soft market and become more reliant upon third party brokers such as E-House.

Brookfield Incorporacoes is a mid-sized residential developer focused on the mid to high-end markets of Rio, Sao Paolo and Brasilia. Historically, Brookfield has taken a somewhat different approach to land banking large parcels for future community development. The company has also been a successful developer of mid to large-size office blocks.

PDG Realty S/A is the largest and most diversified home-builder in Brazil, having grown through consolidation, financial expertise and operational efficiencies to cover all strata of the Brazilian housing market.

SPG Land Holdings is a high quality Shanghai based developer focused on high end properties, including the recently opened Peninsula Hotel on the Bund in Shanghai. In general, high end housing in the Chinese market has been impacted more than middle-class housing, even in Shanghai, which historically has been one of the most expensive but also wealthiest cities in China.

2012 and Beyond

Given the economic uncertainty which we described in the President’s letter to shareholders, it is too early to declare an ‘All Clear’ for investors. That said, many equity valuations have been historically inexpensive and there remain pockets of growth on both regional and sectoral basis. Thus, the realization of these values becomes a matter of waiting for catalysts. Meanwhile the synchronized directionality which possessed the capital markets during August through October has started to breakdown as individual stocks and exchanges have begun to respond to local factors. Alpine believes that the eventual prospect of a stabilization of the sovereign debt crisis in Europe should lead to a reduction in perceived risk which could serve as a catalyst for a return of investment into the equity markets, and more specifically, emerging markets and sectors with perceived higher volatility.

While so called ‘risk-on’ trades in positive cyclical stocks may be the first to recover, recapitalizations and possible

Alpine Cyclical Advantage Property Fund

mergers and acquisitions (M&A) may create opportunities in slow (no?) growth economies in Europe. Hopefully, we will be able to report on such events by our next report to shareholders.

Sincerely,

Samuel A. Lieber
Portfolio Manager

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to the following risks:

Equity Securities Risk — The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Foreign Securities Risk — Public information available concerning foreign issuers may be more limited than would be with respect to domestic issuers. Different accounting standards may be used by foreign issuers, and foreign trading markets may not be as liquid as U.S. markets. Additionally, foreign securities also involve currency fluctuation risk, possible imposition of withholding or confiscatory taxes and adverse political or economic developments. These risks may be greater in emerging markets.

Leverage Risk — The Fund may use leverage to purchase securities. However, if the securities decrease in value, the Fund will suffer a greater loss than would have resulted without the use of leverage.

Management Risk — The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk — The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Micro Capitalization Company Risk — Investments in micro-cap companies are associated with similar risks as investments in small and medium capitalization companies, but these risks may be even greater with respect to investments in micro-cap companies.

Portfolio Turnover Risk — High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance.

Real Estate Investment Trusts (“REITs”) Risk — REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment.

Real Estate-Linked Securities Market Risk — Risks associated with investment in securities of companies in the real estate industry include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; changes in interest rates and changes in general economic and market conditions.

Small and Medium Capitalization Company Risk — Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Undervalued Stock Risk — Undervalued stocks may perform differently from the market as a whole and may continue to be undervalued by the market for long periods of time.

Initial Public Offerings Risk — The Fund may invest a portion of its assets in shares of IPOs. IPOs may have a magnified impact on the performance of a Fund with a small asset base. The impact of IPOs on a Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s returns. IPOs may not be consistently available to a Fund for investing. IPO shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, a Fund may hold IPO shares for a very short period of time. This may increase the turnover of a Fund and may lead to increased expenses for a Fund, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Please refer to pages 6-7 for other important disclosures and definitions.

Alpine Emerging Markets Real Estate Fund

Comparative Annualized Returns as of 10/31/11
	1 Year	Since Inception (11/3/2008)

Alpine Emerging Markets Real Estate Fund	-17.52%	20.21%

EPRA/NAREIT Emerging Index	-24.48%	19.94%

MSCI Emerging Markets Index	-7.72%	23.28%

S&P Developed (ex. U.S.) Property Total Return Index	-4.09%	15.78%

Lipper Global Real Estate Funds Average(1)	-1.39%	15.99%

Lipper Global Real Estate Funds Ranking(1)	99/99	4/83

Gross Expense Ratio: 2.81%(2)

Net Expense Ratio: 1.48%(2)

(1)	The since inception data represents the period beginning 11/6/2008.
(2)	As disclosed in the prospectus dated March 1, 2011.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced.

The EPRA/NAREIT Emerging Index is an unmanaged index designed to track the performance of listed real estate companies in emerging countries worldwide. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of global emerging markets. The S&P Developed (ex. U.S.) Property Total Return Index is an unmanaged market-weighted total return index available on a monthly basis. The index consists of companies from developed markets, excluding the U.S., whose floats are larger than 100 million U.S. dollars and derive more than half of its revenue from property-related activities. The Lipper Global Real Estate Funds Average is an average of funds that invest at least 25% of their equity portfolio in shares of companies engaged in the real estate industry that are strictly outside of the U.S. or whose securities are principally traded outside of the U.S. Lipper rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The EPRA/NAREIT Emerging Index, the MSCI Emerging Markets Index, the S&P Developed (ex. U.S.) Property Total Return Index and the Lipper Global Real Estate Funds Average are unmanaged and do not reflect direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Global Real Estate Fund Average reflects fees charged by the underlying funds. The performance for the Emerging Markets Real Estate Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

The adviser contractually agreed to waive a portion of its fees and to absorb certain fund expenses. This arrangement will remain in effect unless the Board of Trustees approves its modification or termination.

To the extent that the Fund’s historical performance resulted from gains derived from participation in initial public offerings (“IPOs”) and/or secondary offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary allocations in the future.

Alpine Emerging Markets Real Estate Fund

Portfolio Distributions*	Top 10 Holdings*
	1.	PDG Realty SA Empreendimentos
		e Participacoes	8.04%
	2.	BR Malls Participacoes SA	3.67%
	3.	PT Alam Sutera Realty TBK	3.40%
	4.	MRV Engenharia e
		Participacoes SA	3.17%
	5.	Ez Tec Empreendimentos e
		Participacoes SA	3.12%
	6.	BR Properties SA	2.95%
	7.	Supalai PCL	2.35%
	8.	Direcional Engenharia SA	2.33%
	9.	BHG SA-Brazil Hospitality Group	1.95%
	10.	Brasil Brokers Participacoes SA	1.89%

	*

Portfolio holdings and sector distributions are as of 10/31/11 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Top 10 Holdings do not include short-term investments. Portfolio Distributions percentages are based on total investments less short-term investments and Top 10 Holdings percentages are based on total net assets.

Value of a $10,000 Investment

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Alpine Emerging Markets Real Estate Fund

Commentary

Dear Investor:

We present the annual report for the Alpine Emerging Markets Real Estate Fund. The closing NAV on October 31, 2011 was $14.68 per share, representing a total return of -17.52% for the twelve-month period. The Fund’s benchmark index, the FTSE EPRA/NAREIT Emerging Index returned -24.48% adjusted in U.S. dollar terms over the same period. Over the same time frame the MSCI Emerging Market Index finished with a total return of -7.72% and the S&P Developed Ex-U.S. Property Total Return Index fell -4.09%. Since inception on November 3, 2008 through October 31, 2011, the Fund has produced a cumulative total return of 73.53% (20.21% return on an annualized basis) versus a cumulative total return of 72.29% (19.94% return on an annualized basis) for the FTSE EPRA/NAREIT Emerging Index and 55.08% (15.78% return on an annualized basis) for the S&P Developed Ex-U.S. Property Total Return Index.

PERFORMANCE DRIVERS

Fiscal 2011 was a year of renewed uncertainty and volatility driven by escalation of the Eurozone sovereign crisis, the protracted fiscal policy debate and subsequent debt downgrade in the U.S., the unprecedented transitions in the Arab world, as well as natural disasters in Japan and Thailand disrupting global supply chains. Yet perhaps it will ultimately be remembered as the year in which there was a deepening crisis of confidence in sovereign governments’ ability to contain escalating fiscal crises. More so than at any time in recent history, the prospects for a global recovery seem to hinge on a raft of policy choices — the nature and timing of which remain uncertain — and whether the sovereign governments have the will to implement them.

Political Uncertainty. Policy direction on both sides of the Atlantic has been, and will remain, the greatest source of market uncertainty and volatility in our view. During the past year, equity markets exhibited erratic swings as they reacted to officials’ repeated inability to prepare adequate policy responses. The indiscriminate and rapid sell-off seen in Q3 2011 was not related to fundamentals, but was, instead, largely the consequence of continued political indecisiveness, particularly in the developed markets. Until recently, most politicians seemed intent on muddling through, employing hope rather than decisive action as a strategy. Economic necessity, however, could ultimately end the ongoing political brinkmanship. With changes seen already in Greece and Italy, as well as elections expected in the U.S., France, Russia, India, Egypt,

Taiwan, Finland, Mexico, Venezuela, South Korea and potentially Turkey and Malaysia (to name a few), we expect 2012 to represent a year of significant political transition. Up until now investors have voted with their flows, having withdrawn a net $34.5 billion from Emerging Market (“EM”) equities YTD (through November), which brings aggregate net inflows since the Global Financial Crisis at $121.1 billion versus a high of $157.1 billion. Investor confidence could resume once policy makers on both sides of the Atlantic grasp the proverbial nettle and articulate credible commitments on the shape of fiscal and political policies backed by demonstrable resources.

Inflation vs Growth. Over the past year we have seen equity returns in EM more correlated with macroeconomic conditions than with growth prospects. Indeed, throughout much of 2011, EM equities responded negatively to the threat of overheating economies and spiraling domestic inflation. This backdrop had a significant impact on the most interest-rate sensitive companies in the market, including the residential developers. The monetary tightening cycle across EM is effectively at its denouement, and given the pressures on the global economy, we believe policy makers in the EM countries will shift their focus away from inflation and back toward growth. Further coordinated policy efforts by the Federal Reserve, European Central Bank, Bank of Japan and Bank of England may occur in the near term.

Country Allocation. The Fund’s country allocations were one of the main drivers of returns during the period. The portfolio’s 6.65% weighted exposure to Indonesian equities provided strong outperformance, providing a total return of over 20% versus the benchmark JAKPROP Index return of 8.07% during the period. Brazilian equities weighed on the Fund’s overall performance as the Fund’s holdings in Brazil had a combined return of -14.93% during the fiscal year. By way of comparison, the IMOBBV index declined over 24% in USD terms during the same period, as lingering concerns about inflation and the perception that government policies were unable to rectify it pressured the market lower and led to a sharp sell-off in August-September.

PORTFOLIO ANALYSIS

The top five contributors to the Fund’s performance over the past twelve months based on contribution to total return were Alam Sutera (+45.78%), SP Setia (+45.51%), JHSF Participacöes (+42.05%), Kaisa Group (+20.34%), and Emlak Konut (+6.80%).

Alpine Emerging Markets Real Estate Fund

Alam Sutera, a company focused on township development in the western suburbs of Jakarta, Indonesia, represented a 2.46% weighted position in the portfolio and was the top contributor to the Fund’s performance over the fiscal year.

SP Setia, one of the leading property developers in Malaysia, represented a 0.91% average position in the Fund. The company recently received a cash offer of RM3.90/share from one of its existing majority shareholders, Permodalan Nasional Bhd, representing a premium to NAV.

JHSF Participações, a Brazilian real estate developer focusing on large-scale, mixed use (residential, office, retail and hotel) projects mainly targeted at the medium/high-end segments, represented an average portfolio weighting of 1.3% during the period. The company enjoys some of the highest gross margins in the sector, leading to strong profitability relative to peers.

Kaisa Group Holdings is an integrated developer targeting residential and large scale redevelopment projects in Shenzhen and Guangzhou. We believe the company is currently trading at an attractive relative valuation and it has one of the highest earnings visibility relative to peers. However, until we see clear indications of policy shift we intend to remain cautious toward the Chinese housing sector.

Emlak Konut is the largest residential REIT in Turkey and a subsidiary of Turkey’s Mass Housing Authority (TOKI). Despite the backdrop of unorthodox monetary policy and rising mortgage rates, the company was able to drive strong pre-sales growth, which should lead to a robust delivery pipeline in the coming years.

Hoang Anh Gia Lai (-62.71%), DB Realty (-65.96%), Direcional Engenharia (-32.18%), Talaat Moustafa Group (-54.09%) and LSR Group (-56.98%) had a significant adverse impact on the performance of the Fund over the fiscal year.

Hoang Anh Gia Lai (HAGL), a leading mid-tier property developer focused on Ho Chi Minh City, represented a 1.64% average weighting in the portfolio and was the overall largest drag on performance. The government’s initiatives to reign in inflation resulted in tightening of credit growth and subsequently put the real estate segment under severe strain in the short term.

DB Realty, an Indian residential developer focused in Bombay, represented an average portfolio weighting of 0.7% during the period. Supply side constraints have sustained high inflation levels and an aggressive tightening response created substantial liquidity shortage for devel-

opers and buyers, resulting in a marked slowdown in the residential market. A depreciating currency and corporate governance concerns exacerbated the impact of strained macro environment and fundamentals.

Direcional Engenharia is one of the only residential developers focusing on the lowest tier of the Brazilian government’s Minha Casa, Minha Vida low income housing program and represented a 2.16% average weighting in the portfolio. The company’s strong management team and proven execution abilities as well as high relative ROE were unable to outweigh the impact of a dilutive equity offering, low liquidity and overall negative sentiment toward the sector in general.

Talaat Moustafa Group, one of the largest Egyptian residential developers and high-end hotel operators, represented a 1.35% average weighting in the portfolio. The political upheaval in the beginning of the year, legal risks associated with land acquisition and ongoing uncertainties surrounding the upcoming elections presented short term obstacles to the strong demographic trends and supply/demand imbalances present in the market.

LSR Group, a vertically integrated company focused on residential development in the St. Petersburg and Moscow regions as well as the building materials segment, represented a 1.67% average weighting in the portfolio. Despite a recovery in volumes across the residential market, a strong operating performance and balance sheet flexibility, negative sentiment surrounding a shift in the group’s organizational structure and management changes significantly affected the shares.

OUTLOOK: GRASPING THE NETTLE

The Alpine Emerging Markets Real Estate Fund focuses on real estate investments primarily in developing economies that are positioned to be at the forefront of global growth. The Fund seeks out opportunities with solid demographic and urbanization trends, increasing availability and access to credit, and strengthening macro-economic fundamentals, consistent with our struc-tural view that superior risk-adjusted returns can be achieved in markets with broadening domestic consumption fueled by a growing middle class. In our view many of the circumstances discussed above that drove EM relative underperformance over the past 12 months could be poised for recovery in the medium term.

Ultimately it is Alpine’s view that the rule of self-preservation should prevail and the European policy makers will be forced to grasp the proverbial nettle and utilize extreme policy initiatives to stem contagion in the core economies of the European Union and beyond. These

Alpine Emerging Markets Real Estate Fund

actions could include structuring greater fiscal integration, which should bolster confidence and thus open the door for the ECB to continue cutting rates and to provide explicit support to the bond market. However, it should be noted that even with a broader commitment, head-winds in developed Europe could raise the prospect of a prolonged recession. The bank deleveraging process and potential knock-on effects for EM could also remain an additional concern for investors. However, the global impact is expected to be muted as signs of cross-border funding pressures and local market stresses are primarily concentrated in emerging Europe.

Further, moderating inflationary pressures and global growth fears are providing the impetus for greater Central Bank involvement. While there is precious little flexibility in monetary policy for developed economies, several EM markets are entering a loosening cycle as policy tools are tactically deployed to preempt possible contagion effects from the contraction in the developed world. Indeed we have already seen preemptive policy easing from Brazil, Russia, Turkey and Indonesia. While we do not expect a so-called “hard landing” in China, it is clear that the combination of tight monetary policy, a challenging export environment and the policy-induced property market slowdown could dampen growth until inflation concerns diminish. However, even China has already undertaken a series of fiscal and regulatory policies designed to bolster domestic consumption and reduce the perceived risk to its domestic banking system.

Such policy moves could act as a positive catalyst for the global reflation trade and more importantly serve to close the perceived credibility gap of sovereign governments and the lack of confidence in their ability to manage fiscal crises. As a result, investors could see a recovery in EM relative performance over the medium term as macroeconomic fundamentals strengthen and better visibility on political outcomes lead to a reversion of the equity risk premia and support P/E (price/earnings) expansion back to historical valuations.

Despite the recent downdraft, our long-term view of the emerging market outlook is overwhelmingly constructive with respect to both growth and the markets. We do not see any convincing arguments leading us to stray materially from our general thesis that the key emerging economies are expected to continue to be a strong source of global demand, exhibit market resilience, and realign with their long-term growth trends in spite of external shocks which threaten to derail the global recovery. As the developing countries strive to become deeper and more integrated, it is Alpine’s view that over time the emerging equity markets could increase substantially in absolute terms as more companies come public and eventually even surpass developed markets in terms of market capitalization. At the same time we believe growth differentials between EMs and Developed Markets will widen over the next 12-18 months, which could support further structural reallocation to EM equities.

The Real Estate team at Alpine carefully monitors volatility and evaluates the risk/reward proposition of each position in the portfolio. As always we will continue to be extremely selective in our approach to the markets and deploying assets. We thank our shareholders for their support and look forward to seeking renewed success over the next year.

Sincerely,

Joel E.D. Wells
Samuel A. Lieber
Co-Portfolio Managers

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to the following risks:

Emerging Market Securities Risk — The risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or operating in emerging market countries. These risks include lack of liquidity and greater price volatility greater risks of expropriation, less developed legal systems and less reliable custodial services and settlement practices.

Equity-Linked Security Risk — To the extent that the Funds invest in equity-linked securities whose return corresponds to the performance of a foreign security index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities and subject to each Fund’s restrictions on investments in foreign securities. In addition, the Funds bear the risk that the counterparty of an equity-linked security may default on its obligations under the security. If the underlying security is determined to be illiquid, the equity-linked security would also be considered illiquid and thus subject to each Fund’s restrictions on investments in illiquid securities.

Equity Securities Risk — The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Alpine Emerging Markets Real Estate Fund

Foreign Securities Risk — Public information available concerning foreign issuers may be more limited than would be with respect to domestic issuers. Different accounting standards may be used by foreign issuers, and foreign trading markets may not be as liquid as U.S. markets. Additionally, foreign securities also involve currency fluctuation risk, possible imposition of withholding or confiscatory taxes and adverse political or economic developments. These risks may be greater in emerging markets.

Growth Stock Risk — Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

Leverage Risk — The Fund may use leverage to purchase securities. However, if the securities decrease in value, the Fund will suffer a greater loss than would have resulted without the use of leverage.

Investment Company Risk — To the extent that the Fund invests in other investment companies, there will be some duplication of expenses because the Fund would bear its pro rata portion of such funds’ management fees and operational expenses.

Management Risk — The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk — The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Micro Capitalization Company Risk — Investments in micro-cap companies are associated with similar risks as investments in small and medium capitalization companies, but these risks may be even greater with respect to investments in micro-cap companies.

Real Estate Investment Trusts (“REITs”) Risk — REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment.

Real Estate-Linked Securities Market Risk — Risks associated with investment in securities of companies in the real estate industry include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; changes in interest rates and changes in general economic and market conditions.

Small and Medium Capitalization Company Risk — Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Undervalued Stock Risk — Undervalued stocks may perform differently from the market as a whole and may continue to be undervalued by the market for long periods of time.

Initial Public Offerings Risk — The Fund may invest a portion of its assets in shares of IPOs. IPOs may have a magnified impact on the performance of a Fund with a small asset base. The impact of IPOs on a Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s returns. IPOs may not be consistently available to a Fund for investing. IPO shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, a Fund may hold IPO shares for a very short period of time. This may increase the turnover of a Fund and may lead to increased expenses for a Fund, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Please refer to pages 6-7 for other important disclosures and definitions.

Alpine Global Infrastructure Fund

Comparative Annualized Returns as of 10/31/11

	1 Year	Since Inception (11/3/2008)
Alpine Global Infrastructure Fund	-1.03%	19.96%
S&P Global Infrastructure Index	1.54%	10.74%
Lipper Specialty/Miscellaneous Funds Average(1)	0.82%	14.57%
Lipper Specialty/Miscellaneous Funds Ranking(1)	65/87	3/40
Gross Expense Ratio: 3.05%(2)
Net Expense Ratio: 1.37%(2)

(1) The since inception data represents the period beginning 11/6/2008.
(2) As disclosed in the prospectus dated March 1, 2011.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced

The S&P Global Infrastructure Index is an unmanaged index that provides liquid and tradeable exposure to 75 companies from around the world that represents the listed infrastructure universe. The Lipper Specialty/Miscellaneous Funds Average is an average of funds that limit their investments to a specific industry (e.g. transportation, retailing, or paper, etc.) or ones that have not been classified into an existing investment classification. To create diversified exposure across the global listed infrastructure market, the index has balanced weights across three distinct infrastructure clusters: utilities, transportation, and energy. The S&P Global Infrastructure Index and the Lipper Specialty/Miscellaneous Funds Average are unmanaged and do not reflect direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Specialty/Miscellaneous Funds Average reflects fees charged by the underlying funds. The performance for the Global Infrastructure Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

The adviser contractually agreed to waive a portion of its fees and to absorb certain fund expenses. This arrangement will remain in effect unless the Board of Trustees approves its modification or termination.

To the extent that the Fund’s historical performance resulted from gains derived from participation in initial public offerings (“IPOs”) and/or secondary offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary allocations in the future

Alpine Global Infrastructure Fund

       Portfolio Distributions*

Top 10 Holdings*

1.	CCR SA	2.18%
2.	EcoRodovias Infraestrutura e
	Logistica SA	2.09%
3.	Vinci SA	1.94%
4.	Empresas ICA SAB de CV—ADR	1.93%
5.	Union Pacific Corp.	1.89%
6.	Ferrovial SA	1.88%
7.	Abertis Infraestructuras SA	1.81%
8.	OHL Mexico SAB de CV	1.74%
9.	Koninklijke Vopak NV	1.72%
10.	American Tower Corp.—Class A	1.71%

*

Portfolio holdings and sector distributions are as of 10/31/11 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Top 10 Holdings do not include short-term investments. Portfolio Distributions percentages are based on total investments less short-term investments and Top 10 Holdings percentages are based on total net assets.

Value of a $10,000 Investment

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Alpine Global Infrastructure Fund

Commentary

Dear Investor:

We are pleased to report the results for the Alpine Global Infrastructure Fund (“AIFRX”) for the fiscal year ending October 31, 2011. For the period, the Fund reported a -1.03% total return versus the S&P Global Infrastructure Index which had a total return of 1.54%. For the period 11/03/08 (inception date of the fund) through 10/31/11, the Fund reported a 72.46% cumulative total return versus the S&P Global Infrastructure Index which had a cumulative total return of 35.74%. During this fiscal year, we initiated a quarterly dividend payout.

PERFORMANCE DRIVERS

This past year’s stock market performance has been driven by macro events. Quantitative easing by the Federal Reserve Bank, sovereign debt crisis in Europe, and fear of inflation and slowing growth in emerging markets are a few examples. Although we invest in infrastructure stocks that generally have stable and predictable cash flows, our portfolio of companies was not immune to these events. In the long term, we believe our portfolio of companies is poised to benefit from continued government and private spending on infrastructure.

Emerging market exposure: We believe that the urbanization of emerging markets countries should be an important driver of infrastructure development and spending. This past fiscal year, emerging markets significantly underperformed the S&P Global Infrastructure index due to fears of inflation in the first half of the year and fears of deceleration of growth in the second half of the year. For example, during the past fiscal year, the Bovespa in Brazil was down 17.20%. The companies that we own in Brazil outperformed the Bovespa although they were a drag on the funds overall performance. We believe that infrastructure companies such as road owners are a good hedge for inflation as they are allowed to raise their tariffs with inflation. In our opinion, over the long term, infrastructure investments in the emerging markets should be a positive benefit for our fund.

Thirst for Yield: This past year, U.S. utilities outperformed both the U.S. stock market and European utilities. Investors were seeking defensive growth opportunities with stable predictable cash flows that provided a yield. As the yields on U.S. treasury securities decreased, some investors sought utilities as an alternative. European utilities underperformed as governments searched for additional revenue sources and placed supplementary taxes on the utilities. We believe that as global economic uncer-

tainty persists with low global bond yields, investors may continue to buy securities that offer defensive growth with high yields. We will continue to invest in such securities globally.

PORTFOLIO ANALYSIS

The top five contributors to the Fund’s performance over the last fiscal year, based on contribution to total return were American Water Works, China State Construction, MasTec, Telvent, and World Fuel Services Corporation.

American Water Works (“AWK”) (34.72%) is in the process of filing rate increases after RWE sold its stake in AWK. These rate increases have led to earnings growth and we believe that there will be additional rate increases and earnings growth.

China State Construction (6.15%) historically has been a builder of infrastructure projects within Hong Kong. It has been transforming the company to take advantage of the infrastructure spending in mainland China. It has been awarded several contracts to build social housing projects. In addition, its current backlog is at record levels.

MasTec (74.59%) is a specialty contractor exposed to strong secular spending trends in the wireless, pipeline, and transmission sectors. Although it expects the fourth quarter to be weak due to unfavorable weather conditions, we expect 2012 to be another solid year for MasTec.

Telvent (60.62%) was acquired by Schneider Electric for $40 a share.

World Fuel Services (41.87%) is an asset light company that has been growing earnings at a double digit rate for the past several years. It is benefiting from the fragmentation of the downstream energy markets.

All American Latina Logistics, Empresas ICA, Geo Group, IVRCL Ltd., and Veolia Environment, had the largest adverse impact on the performance of the Fund over the last fiscal year.

All American Latina Logistics (-44.81%) has been investing in their rail network and has had a negative free cash flow. We believe this should start to reverse in 2012, and even though it has been a weak performer in 2011, we continue to own the stock and believe it should benefit from another big grain crop in Brazil.

Alpine Global Infrastructure Fund

Empresas ICA (-50.06%) is a large construction company specializing in infrastructure projects in Mexico. The company has a relatively high net debt level. We believe that investors focused on the leverage rather than the future earnings prospects of the company and penalized the stock. We believe that its net debt should decrease in 2012, as several projects, including the La Yesca hydroelectric plant, should be completed.

Geo Group (-25.37%) operates private correctional facilities. The stock underperformed as it was not awarded any significant new contracts during fiscal year 2011. According to the company, “the future potential opportunities in our industry total approximately 30,000 beds.” These potential opportunities along with an occupancy rate above 90% for their existing beds are the reasons we continue to own the stock.

IVRCL Ltd. (-59.75%) is an Indian construction company specializing in infrastructure projects. During fiscal year 2011, IVRCL missed earnings due to poor execution and higher interest costs. We no longer own this stock.

Veolia Environment (-53.73%) issued a profit warning during July 2011. The company announced a restructuring charge along with the inability to meet its earnings targets. As we believe the company does not have the earnings growth potential that we originally assumed, we have sold this stock.

SUMMARY AND OUTLOOK

We launched the Alpine Global Infrastructure Fund because we believe that there are special opportunities to benefit from global spending in infrastructure over the next several decades. Even before the financial crisis began to wreak havoc on the budgets of governments and municipalities, the privatization of infrastructure assets began to take place. Now, even more so, we believe there will be an accelerated effort to privatize these assets as public entities may not have the funds to maintain their current infrastructure assets nor to build new infrastructure assets to meet the needs of a growing population. Throughout the world, the owners of infrastructure are primarily government entities. However, over the last several decades, due to the large cost of building and maintaining these facilities, there has been a movement towards privatization of infrastructure assets. In Canada, Australia, the United Kingdom, and throughout Europe and Asia, some roads, airports, and seaports have been privatized.

Since the launch of our Fund, the equity markets have been volatile as the world’s economies suffered from the effects of the financial crisis. The amount of debt that governments have on their balance sheets and the austerity measures that are beginning to be enacted may lead to slower growth for years to come. The uncertainty over the European debt crisis along with the questionable growth prospects for China has led to extremely volatile markets. We believe that this may create many new opportunities for investors in infrastructure stocks, and we seek to invest in such companies that have shown stable and predictable cash flows. Our portfolio of companies is not immune to swings in share prices, but volatile markets allow us to continue to seek to buy high-quality companies with solid balance sheets and good growth prospects at inexpensive valuations. In the future, governments may be compelled to sell off infrastructure assets and utilize public/private funds to build/operate/ transfer models to finance new projects which we believe may create opportunities for investment in this sector.’

As a number of companies have sought to recapitalize their balance sheets, there have been a large number of attractively priced secondary offerings, both in and outside of the infrastructure sector, in which the fund has participated. The fund has realized substantial short term capital gains in these secondary offerings, which have provided a significant contribution to the Fund’s total return during the period. We cannot predict how long, if at all, these opportunities will continue to exist, but to the extent we consider secondary offerings to be attractively priced and available, the fund may continue to participate in them.

We are pleased with the structure of our portfolio and the performance of the Fund since inception. We believe the Fund is positioned to take advantage of the anticipated increase in global infrastructure spending. We continue to believe that the combination of urbanization, rising standards of living, and population growth should propel infrastructure spending for decades to come. We will continue to adapt our investment approach as economic conditions change and look forward to discussing the portfolio and the prospects of the Fund in future communications.

Sincerely,

Joshua E. Duitz
Samuel A. Lieber
Co-Portfolio Managers

Alpine Global Infrastructure Fund

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to the following risks:

Equity Securities Risk — The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Foreign Securities Risk — Public information available concerning foreign issuers may be more limited than would be with respect to domestic issuers. Different accounting standards may be used by foreign issuers, and foreign trading markets may not be as liquid as U.S. markets. Additionally, foreign securities also involve currency fluctuation risk, possible imposition of withholding or confiscatory taxes and adverse political or economic developments. These risks may be greater in emerging markets.

Infrastructure-Related Investment Risk — Infrastructure-related entities are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs and the costs associated with environmental and other regulations.

Investment Company Risk — To the extent that the Fund invests in other investment companies, there will be some duplication of expenses because the Fund would bear its pro rata portion of such funds’ management fees and operational expenses.

Leverage Risk — The Fund may use leverage to purchase securities. However, if the securities decrease in value, the Fund will suffer a greater loss than would have resulted without the use of leverage.

Management Risk — The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk — The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Micro Capitalization Company Risk — Investments in micro-cap companies are associated with similar risks as investments in small and medium capitalization companies, but these risks may be even greater with respect to investments in micro-cap companies.

Portfolio Turnover Risk — High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance.

Small and Medium Capitalization Company Risk — Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Initial Public Offerings Risk — The Fund may invest a portion of its assets in shares of IPOs. IPOs may have a magnified impact on the performance of a Fund with a small asset base. The impact of IPOs on a Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s returns. IPOs may not be consistently available to a Fund for investing. IPO shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, a Fund may hold IPO shares for a very short period of time. This may increase the turnover of a Fund and may lead to increased expenses for a Fund, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Please refer to pages 6-7 for other important disclosures and definitions.

Alpine Global Consumer Growth Fund

Comparative Annualized Returns as of 10/31/11

Since Inception (12/29/2010)(1)

Alpine Global Consumer Growth Fund	-4.10%

MSCI All Country World Consumer Staples	3.89%

MSCI All Country World Consumer Discretionary	-1.90%

Lipper Consumer Goods Funds Average(2)	2.95%

Gross Expense Ratio: 2.73%(3)

Net Expense Ratio: 1.35%(3)

(1) Not annualized.
(2) The since inception data represents the period beginning 12/31/2010.
(3) As disclosed in the prospectus dated March 1, 2011.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced.

The MSCI ACWI Consumer Staples Index is a free float adjusted market capitalization weighted index designed to measure the combined equity market performance of the consumer staples sector of developed and emerging markets countries. Component securities include those of food and drug retailers, food producers, tobacco companies and household products manufacturers. As of September 30, 2010, the Underlying Index consisted of companies in the following countries: Australia, Belgium, Brazil, Canada, Chile, China, Colombia, Denmark, Finland, France, Germany, Greece, India, Indonesia, Ireland, Italy, Japan, Malaysia, Mexico, the Netherlands, Poland, Portugal, Russia, Singapore, South Africa, South Korea, Sweden, Switzerland, Taiwan, Thailand, Turkey, United Kingdom, and the United States. The MSCI ACWI Consumer Discretionary Index is a free float adjusted market capitalization weighted index designed to measure the combined equity market performance of the consumer discretionary sector of developed and emerging markets countries. Component securities include those of manufacturers of automobiles and automotive components, consumer durables and apparel companies, consumer services companies, media producers and retailers. As of September 30, 2010, the Underlying Index consisted of companies in the following countries: Australia, Belgium, Brazil, Canada, Chile, China, Colombia, Denmark, Finland, France, Germany, Greece, India, Indonesia, Ireland, Italy, Japan, Malaysia, Mexico, the Netherlands, Poland, Portugal, Russia, Singapore, South Africa, South Korea, Sweden, Switzerland, Taiwan, Thailand, Turkey, The United Kingdom, and the United States. The Lipper Consumer Goods Funds Average is an average of funds that invest primarily in the equity securities of domestic and foreign companies engaged in manufacturing and distributing consumer goods such as food, beverages, tobacco, and nondurable household goods and personal products. The MSCI All Country World Consumer Staples Index, the MSCI All Country World Consumer Discretionary Index and the Lipper Consumer Goods Funds Average are unmanaged and do not reflect direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Consumer Goods Funds Average reflects fees charged by the underlying funds. The performance for the Global Consumer Growth Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

The adviser contractually agreed to waive a portion of its fees and to absorb certain fund expenses. This arrangement will remain in effect unless the Board of Trustees approves its modification or termination.

To the extent that the Fund’s historical performance resulted from gains derived from participation in initial public offerings (“IPOs”) and/or secondary offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary allocations in the future.

Alpine Global Consumer Growth Fund

Portfolio Distributions*	Top 10 Holdings*
	1.	Nestle SA	3.12%
	2.	Anheuser-Busch InBev NV-
		ADR	3.00%
	3.	VF Corp.	2.84%
	4.	PepsiCo, Inc.	2.43%
	5.	McDonald’s Corp.	2.39%
	6.	Apple, Inc.	2.29%
	7.	NIKE, Inc.—Class B	2.23%
	8.	Yum! Brands, Inc.	2.20%
	9.	Kabel Deutschland Holding
		AG	2.19%
	10.	Comcast Corp.—Class A	2.11%

	*

Portfolio holdings and sector distributions are as of 10/31/11 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities Portfolio Distributions and Top 10 Holdings do not include short-term investments. Portfolio Distributions percentages are based on total investments less short-term investments and Top 10 Holdings percentages are based on total net assets.

Value of a $10,000 Investment

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Alpine Global Consumer Growth Fund

Commentary

The Alpine Global Consumer Growth Fund commenced operations on December 29, 2010. Since inception of the Fund through October 31, 2011, the Fund provided a total return of -4.10%. The MSCI All Country World Consumer Staples and Consumer Discretionary Indices posted total returns of 3.89% and -1.90%, respectively for the same period. Our emerging market exposure contributed to the Fund’s underperformance relative to the benchmarks during the period.

PORTFOLIO DRIVERS

The performance of the global markets over the first ten months since the Fund’s inception was characterized by two distinct trends. Through the first five months of the calendar year, investors focused on the gradual economic recovery taking place in mature markets and the government upheaval throughout the Middle East. In the summer months, market volatility picked up as concerns over the debt crisis in Europe, the faltering recovery in the US and decelerating growth in emerging markets took center stage.

•

The country exposure of the Fund played a large part in the performance during the fiscal year. China/Hong Kong (average weight 10.6%) and Brazil (average weight 9.4%) represented the Fund’s largest exposures to countries outside of the US (average weight 39.9%). Both of these markets were weak throughout the period as the governments stepped in to quell inflation concerns by increasing interest rates and reserve requirements early in the year. The two countries were our worst two country contributors to the Fund’s performance. The US and Germany (average weight 4.8%) were the Fund’s top performing countries.

•

From an industry standpoint, retail was both the largest average weight (20.3%) and had the biggest impact on the Fund. Slowing consumer spending across the globe resulted in slow sales and lower stock prices. Automobiles & components, food & staples retailing and household & personal products had the next largest impact. While the latter two categories are typically defensive, the Fund’s exposure to emerging market names in those categories hurt the overall performance. Positive contributions from the software & services, real estate and technology hardware & equipment industries partially offset the aforementioned declines. The Fund’s Internet holdings performed well during the period.

•

As we entered the summer months, the focus of the market shifted from the potential for a modest economic recovery around the globe to concerns about the debt crisis in Europe, a stalling recovery in the US and slowing growth in emerging markets. As the market reacted, the more volatile consumer discretionary and emerging market stocks sold off quickly while the more defensive developed world consumer staples equities held up relatively well. Since the Fund was more exposed to the discretionary and emerging market stocks, the performance tapered off in the latter part of the fiscal year.

PORTFOLIO ANALYSIS

The top five contributors to the Fund’s performance since inception were VF Corp (59.85%), Zagg, Inc., (64.98%) Abercrombie & Fitch (39.75%),McDonald’s (22.68%) and Companhia Hering SA (34.09%).

•	VF Corporation was the top contributor to the Fund’s performance over the year as the company’s brands continued to receive broad acceptance from consumers around the globe.

•

Zagg’s product portfolio has been gaining wide acceptance as the smart phone and tablet markets expand. Growing distribution among retailers and telecommunications operators has driven strong top and bottom line expansion.

•

Abercrombie & Fitch experienced strong momentum for its brand outside the US over the first half of the calendar year. Meanwhile, the core US business began to show the fruits of management’s recent restructuring efforts.

•

McDonald’s continued to execute consistently around the globe posting strong positive comparable store sales throughout the year. In addition, the shares benefited from a flight to quality as market volatility picked up during the summer months.

•

Apparel retailer Hering posted strong results, even as the Brazilian economy began to slow. The company’s franchise model and trend-right assortment resulted in strong comparable store sales and new store sales growth in the period.

Pandora A/S (-87.91%), Hypermarcas (-60.70%) X5 Retail Group (-42.17%), Xtep International (-50.70%) and Lianhua Supermarkets (-45.41%) were the bottom five contributors to the Fund’s performance through October 31, 2011.

Alpine Global Consumer Growth Fund

•	Pandora, a global jewelry manufacturer, had several management missteps during the year that eventually led to the removal of management and a reassessment of the business model.

•	Hypermarcas management’s decision to implement more stringent payment terms in early 2011 led its customers to reduce their inventory levels. As growth slowed, the shares languished.

•

X5 Retail suffered from slowing same store sales growth as the Russian consumer began to pullback on spending. In addition, margins were squeezed as the company chose to absorb higher product costs rather than pass them along to the consumer.

•

The sporting goods market in China decelerated as we progressed through the year, leading to the underperformance of Xtep International shares. As the market slowed, competition intensified in the second and third tier cities where Xtep operates.

•

Grocery store chain Lianhua is going through an operating model transition at a time when competition in the category is heating up. As such, the expansion of net new stores has slowed and comparable store sales have weakened.

SUMMARY & OUTLOOK

The Global Consumer Growth Fund seeks to invest in companies which have exposure to the rising purchasing power of the global consumer. The Fund aims to achieve diversification by investing primarily across consumer discretionary, consumer staples and technology sectors among both multi-national and local companies. In the developed world, we emphasize investment in consumer consumption trends, such as the rise in Internet spending and the usage of mobile devices, as well as in firms that have the ability to expand their brands domestically and abroad. In emerging markets, the focus is on those businesses that stand to benefit from the demographic shifts that are taking place as disposable income levels rise over the next few years.

As we look ahead, consumer spending trends are mixed. In the US, consumers continue to defy the underlying lackluster economic data to post decent retail sales results. However, to keep the momentum going through 2012, we will likely need to see improvement on the employment front. Meanwhile, rising input costs have put a damper on company margins in the second half of 2011, but as we transition into 2012, we should begin to see the benefits of the recent decline in commodity costs. In Europe, the consumer is being pinched by austerity measures and general macro economic weakness. We do not believe the situation will improve materially in 2012 as the region works through its debt problems. Finally, we expect the emerging market consumers to continue their superior growth pace. Discretionary spending should continue to benefit from strong wage growth and the growing middle class. Brazil and China remain the focus of our emerging market exposure.

Sincerely,

Bryan Keane
Samuel A. Lieber
Co-Portfolio Managers

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to the following risks:

Emerging Market Securities Risk — The risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or operating in emerging market countries. These risks include lack of liquidity and greater price volatility, greater risks of expropriation, less developed legal systems and less reliable custodial services and settlement practices.

Equity Securities Risk — The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Foreign Securities Risk — Public information available concerning foreign issuers may be more limited than would be with respect to domestic issuers. Different accounting standards may be used by foreign issuers, and foreign trading markets may not be as liquid as U.S. markets. Additionally, foreign securities also involve currency fluctuation risk, possible imposition of withholding or confiscatory taxes and adverse political or economic developments. These risks may be greater in emerging markets.

Alpine Global Consumer Growth Fund

Growth Stock Risk — Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

Management Risk — The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk — The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Sector Risk — Significant problems may affect a particular sector, and returns from that sector may be lower than returns from the overall stock market. Events that affect the consumer products/services sector will have a greater effect on the Fund than they would on a fund that is more widely diversified among a number of unrelated industries. Daily fluctuations in specific market sectors are often more extreme than fluctuations in the overall market. Because the Fund invests a substantial amount of its assets in the consumer product/services sector, the Fund’s performance largely depends on the general condition of that sector. The consumer product/services sector could be adversely affected by overall economic conditions, interest rates, competition, consumer confidence, disposable income, changes in demographics and consumer tastes, and legislative or regulatory changes. The prices of the securities of those issuers also may fluctuate widely in response to such events.

Small and Medium Capitalization Company Risk — Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Initial Public Offerings Risk — The Fund may invest a portion of its assets in shares of IPOs. IPOs may have a magnified impact on the performance of a Fund with a small asset base. The impact of IPOs on a Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s returns. IPOs may not be consistently available to a Fund for investing. IPO shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, a Fund may hold IPO shares for a very short period of time. This may increase the turnover of a Fund and may lead to increased expenses for a Fund, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Please refer to pages 6-7 for other important disclosures and definitions.

Alpine International Real Estate Equity Fund

Schedule of Portfolio Investments
October 31, 2011

Shares	Security Description	Value

Common Stocks—103.2%
Asia—24.6%
China—4.5%
2,000,000	Agile Property Holdings, Ltd.	$1,797,721
4,000,000	Evergrande Real Estate Group, Ltd.	1,729,874
11,028,960	Franshion Properties China, Ltd.	2,265,247
6,000,000	Kaisa Group Holdings, Ltd. (a)	1,241,300
3,256,162	KWG Property Holding, Ltd.	1,404,448
4,000,000	Sino-Ocean Land Holdings, Ltd.	1,789,863
3,991,373	SOCAM Development, Ltd.	3,809,349
2,199,515	Soho China, Ltd.	1,559,813
162,466	Syswin, Inc.—ADR (a)	300,562

		15,898,177

Hong Kong—0.9%
1,615,000	Mandarin Oriental International, Ltd.	2,612,371
550,632	The Hongkong & Shanghai Hotels, Ltd.	733,465

		3,345,836

India—7.9%
500,000	DB Realty, Ltd. (a)	728,113
2,295,373	Hirco PLC (a)	2,103,112
358,339	Ishaan Real Estate PLC (a)	264,529
2,000,000	South Asian Real Estate PLC (a)(b)(c)(d)	15,210,739
7,240,153	Unitech Corporate Parks PLC (a)	3,082,736
1,491,800	Yatra Capital, Ltd. (a)(e)	6,885,310

		28,274,539

Indonesia—2.2%
267,462,031	PT Bakrieland Development TBK (a)	3,450,071
16,765,928	PT Bumi Serpong Damai TBK	1,725,263
37,288,857	PT Lippo Karawaci TBK	2,673,447

		7,848,781

Japan—0.5%
12,000	Kenedix, Inc. (a)	1,778,990

Malaysia—0.6%
5,100,591	Aseana Properties, Ltd. (a)	1,976,693

Philippines—1.7%
32,035,959	SM Development Corp.	5,932,392

Singapore—3.3%
6,979,000	Banyan Tree Holdings, Ltd.	4,359,050
2,500,000	CapitaMalls Asia, Ltd.	2,693,772
3,401,420	Global Logistic Properties, Ltd. (a)	4,735,897

		11,788,719

Thailand—3.0%
4,702,300	Central Pattana PCL	4,936,418
17,200,325	Minor International PCL	5,825,350

		10,761,768

	Total Asia (Cost $132,105,148)	87,605,895

Shares	Security Description	Value

Common Stocks—continued
Australia—0.7%
Australia—0.7%
1,200,550	Charter Hall Group	$2,466,685

	Total Australia (Cost $2,768,065)	2,466,685

Europe—28.1%
France—2.7%
199,032	Kaufman & Broad SA (a)	3,973,953
154,193	Nexity SA	4,442,416
28,416	Pierre & Vacances SA	1,107,205

		9,523,574

Germany—2.9%
341,359	DIC Asset AG	3,113,746
60,780	GSW Immobilien AG (a)	1,974,681
7,642,900	Sirius Real Estate, Ltd. (a)	2,458,799
12,577,459	Treveria PLC (a)	2,697,532

		10,244,758

Norway—1.7%
1,981,700	BWG Homes ASA	4,543,292
948,039	Norwegian Property ASA	1,484,523

		6,027,815

Poland—0.8%
596,064	Globe Trade Centre SA (a)	2,133,546
3,265,000	Nanette Real Estate Group NV (a)(b)(d)	722,845

		2,856,391

Russia—1.8%
239,409	LSR Group—GDR (f)	1,146,769
799,367	Mirland Development Corp. PLC (a)	2,453,819
225,228	PIK Group—GDR (a)(f)	668,927
1,724,911	RGI International, Ltd. (a)	2,159,679

		6,429,194

Sweden—2.0%
382,877	JM AB	6,947,078

Turkey—3.9%
7,700,522	Emlak Konut Gayrimenkul Yatirim Ortakligi	10,386,438
4,941,294	Sinpas Gayrimenkul Yatirim Ortakligi	3,522,396

		13,908,834

United Kingdom—12.3%
674,280	Development Securities PLC	2,102,531
700,339	Great Portland Estates PLC	4,186,673
5,000,713	LXB Retail Properties PLC (a)	8,127,858
1,161,792	Metric Property Investments PLC	1,865,590
9,645,181	Quintain Estates & Development PLC (a)	5,776,913
10,808,407	Regus PLC	13,118,490
3,040,130	Songbird Estates PLC (a)	5,788,414
1,000,130	Unite Group PLC	2,833,320

		43,799,789

	Total Europe (Cost $172,691,285)	99,737,433

The accompanying notes are an integral part of these financial statements.

Alpine International Real Estate Equity Fund

Schedule of Portfolio Investments—Continued
October 31, 2011

Shares	Security Description	Value

Common Stocks—continued
Middle East/Africa—1.3%
Egypt—1.3%
7,754,835	Talaat Moustafa Group (a)	$4,634,331

	Total Middle East/Africa (Cost $8,989,531)	4,634,331

North & South America—48.5%
Brazil—44.1%
718,077	Aliansce Shopping Centers SA	5,416,371
793,138	BHG SA—Brazil Hospitality Group (a)	8,038,327
1,000,037	BR Malls Participacoes SA	10,805,071
840,298	BR Properties SA	8,467,342
580,200	Brasil Brokers Participacoes SA	2,345,335
1,726,675	Cyrela Commercial Properties SA Empreendimentos e Participacoes	15,789,846
2,503,408	Direcional Engenharia SA	13,123,262
1,332,984	Even Construtora e Incorporadora SA	4,961,277
1,607,100	Gafisa SA	5,962,796
912,132	General Shopping Brasil SA (a)	6,269,131
777,151	Iguatemi Empresa de Shopping Centers SA	15,060,031
2,273,500	JHSF Participacoes SA	5,839,843
200,000	LPS Brasil Consultoria de Imoveis SA	3,612,430
1,197,600	MRV Engenharia e Participacoes SA	8,440,434
757,400	Multiplan Empreendimentos Imobiliarios SA	15,316,963
3,380,610	PDG Realty SA Empreendimentos e Participacoes	14,905,914
699,568	Rossi Residencial SA	4,421,069
475,394	Sao Carlos Empreendimentos e Participacoes SA (a)	6,036,398
303,227	Tecnisa SA	1,942,800

		156,754,640

Canada—1.5%
433,000	Lakeview Hotel Real Estate Investment Trust (a)	121,635
300,000	Mainstreet Equity Corp. (a)	5,315,275

		5,436,910

United States—2.9%
282,300	Sunrise Senior Living, Inc. (a)	1,552,650
519,696	Verde Realty Corp. (a)(b)(c)(d)	8,782,862

		10,335,512

	Total North & South America (Cost $153,851,784)	172,527,062

	Total Common Stocks (Cost $470,405,813)	366,971,406

Shares	Security Description	Value

Equity-Linked Structured Notes—1.4%
Asia—1.4%
India—1.4%
1,190,000	Phoenix Mills, Ltd.— Merrill Lynch & Co., Inc. (a)	$4,892,697

	Total Asia (Cost $3,920,217)	4,892,697

	Total Equity-Linked Structured Notes (Cost $3,920,217)	4,892,697

Investment Companies—0.9%
Asia—0.7%
India—0.7%
7,497,900	Trinity Capital PLC	2,565,636

	Total Asia (Cost $13,234,300)	2,565,636

Europe—0.2%
Turkey—0.2%
920,000	The Ottoman Fund, Ltd. (a)	650,878

	Total Europe (Cost $1,507,548)	650,878

	Total Investment Companies (Cost $14,741,848)	3,216,514

Warrants—0.8%
Asia—0.8%
Malaysia—0.8%
9,805,905	SP Setia BHD (a) Expiration: January, 2013 Exercise Price: MYR 4.480	2,812,645

Thailand—0.0%*
2,569,584	Minor International PCL (a) Expiration: October, 2013 Exercise Price: THB 13.000	106,126

	Total Asia (Cost $1,806,289)	2,918,771

	Total Warrants (Cost $1,806,289)	2,918,771

	Total Investments (Cost $490,874,167)—106.3% (g)	377,999,388
	Liabilities in Excess of Other Assets—(6.3)%	(22,566,801)

	TOTAL NET ASSETS 100.0%	$355,432,587

The accompanying notes are an integral part of these financial statements.

Alpine International Real Estate Equity Fund

Schedule of Portfolio Investments—Continued
October 31, 2011

Percentages are stated as a percent of net assets.

* Less than 0.05% of Net Assets.

(a)	Non-income producing security.

(b)	Illiquid security.

(c)	Private placement.

(d)	Security fair valued in accordance with procedures approved by the Board of Trustees. These securities comprised 6.9% of the Fund’s net assets.

(e)	Affiliated issuer. See Note 6 in the Notes to Financial Statements.

(f)

Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. Liquid securities restricted under Rule 144A comprised 0.5% of the Fund’s net assets.

(g)	Includes securities pledged as collateral for line of credit outstanding on October 31, 2011.

AB—Aktiebolag is the Swedish equivalent of the term corporation.

ADR—American Depositary Receipt

AG—Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

ASA—Allmennaksjeselskap is the Norwegian term for a public limited company.

GDR—Global Depositary Receipt

MYR—Malaysian Ringgit

NV—Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

PCL—Public Company Limited

PLC—Public Limited Company

SA—Generally designates corporations in various countries, mostly those employing the civil law.

THB—Thailand Baht

The accompanying notes are an integral part of these financial statements.

Alpine Realty Income & Growth Fund

Schedule of Portfolio Investments
October 31, 2011

Shares	Security Description	Value

Real Estate Investment Trusts—95.2%
Apartments—16.9%
12,000	Associated Estates Realty Corp.	$203,760
26,125	AvalonBay Communities, Inc.	3,492,651
34,900	BRE Properties, Inc.	1,749,188
10,000	Camden Property Trust	606,400
68,360	Equity Residential	4,011,365
23,665	Essex Property Trust, Inc.	3,378,415
49,200	Home Properties, Inc.	2,897,880
31,400	UDR, Inc.	782,802

		17,122,461

Diversified—8.3%
26,114	American Assets Trust, Inc.	529,331
88,700	Crombie Real Estate Investment Trust	1,182,667
86,364	Verde Realty Corp. (a)(b)(c)(d)	1,459,551
63,017	Vornado Realty Trust	5,218,438

		8,389,987

Health Care—10.5%
78,772	HCP, Inc.	3,139,064
15,000	Health Care REIT, Inc.	790,350
98,047	Omega Healthcare Investors, Inc.	1,741,315
116,400	Sabra Health Care REIT, Inc.	1,195,428
29,000	Senior Housing Properties Trust	650,760
56,212	Ventas, Inc.	3,125,949

		10,642,866

Lodging—2.7%
37,942	Chatham Lodging Trust	426,847
20,303	Chesapeake Lodging Trust	303,327
80,363	FelCor Lodging Trust, Inc. (a)	241,893
55,000	Host Hotels & Resorts, Inc.	784,850
12,000	LaSalle Hotel Properties	286,920
15,000	Pebblebrook Hotel Trust	285,450
30,207	RLJ Lodging Trust	447,668

		2,776,955

Manufactured Homes—0.8%
12,850	Equity Lifestyle Properties, Inc.	849,771

Mortgage & Finance—2.0%
79,232	Apollo Commercial Real Estate Finance, Inc.	1,110,040
50,000	Starwood Property Trust, Inc.	939,500

		2,049,540

Net Lease—1.3%
28,784	Entertainment Properties Trust	1,289,523

Office-Industrial Buildings—31.0%
51,528	Alexandria Real Estate Equities, Inc.	3,405,486
62,611	Boston Properties, Inc.	6,197,863
37,671	Coresite Realty Corp.	627,222
23,153	Corporate Office Properties Trust	561,460
54,600	Digital Realty Trust, Inc.	3,403,218
146,509	Douglas Emmett, Inc.	2,856,926
120,352	DuPont Fabros Technology, Inc.	2,502,118
60,973	Kilroy Realty Corp.	2,237,099
33,208	Liberty Property Trust	1,062,656
25,008	Mack-Cali Realty Corp.	701,724
251,497	MPG Office Trust, Inc. (a)	601,078
104,700	ProLogis, Inc.	3,115,872

Shares	Security Description	Value

Real Estate Investment Trusts—continued
Office-Industrial Buildings—continued
50,551	SL Green Realty Corp.	$3,487,514
64,711	STAG Industrial, Inc.	694,996

		31,455,232

Retail Centers—17.7%
206,911	CBL & Associates Properties, Inc.	3,182,291
13,100	Federal Realty Investment Trust	1,162,756
60,000	General Growth Properties, Inc.	882,000
50,000	Kimco Realty Corp.	873,500
55,795	Simon Property Group, Inc.	7,166,310
26,206	Taubman Centers, Inc.	1,604,594
60,428	The Macerich Co.	3,006,897

		17,878,348

Storage—4.0%
31,065	Public Storage	4,008,938

	Total Real Estate Investment Trusts (Cost $71,749,468)	96,463,621

Common Stocks—2.0%
Lodging—1.0%
20,000	Starwood Hotels & Resorts Worldwide, Inc.	1,002,200

Office-Industrial Buildings—1.0%
61,600	Brookfield Properties Corp.	1,017,632

	Total Common Stocks (Cost $1,696,423)	2,019,832

Preferred Stocks—9.0%
Lodging—1.3%
12,173	LaSalle Hotel Properties— Series D, 7.500%	295,134
14,800	LaSalle Hotel Properties— Series G, 7.250%	350,612
30,900	Sunstone Hotel Investors, Inc.— Series A, 8.000%	695,250

		1,340,996

Net Lease—3.4%
25,000	CapLease, Inc.—Series A, 8.125%	608,250
115,109	Entertainment Properties Trust— Series D, 7.375%	2,808,660

		3,416,910

Office-Industrial Buildings—2.2%
27,763	Kilroy Realty Corp.— Series F, 7.500%	692,687
11,774	PS Business Parks, Inc.— Series H, 7.000%	296,116
52,143	SL Green Realty Corp.— Series D, 7.875%	1,297,839

		2,286,642

Retail Centers—2.1%
89,502	CBL & Associates Properties, Inc.— Series D, 7.375%	2,094,347

	Total Preferred Stocks (Cost $6,075,412)	9,138,895

	Total Investments (Cost $79,521,303)—106.2% (e)	107,622,348
	Liabilities in Excess of Other Assets—(6.2)%	(6,300,632)

	TOTAL NET ASSETS 100.0%	$101,321,716

The accompanying notes are an integral part of these financial statements.

Alpine Realty Income & Growth Fund

Schedule of Portfolio Investments—Continued
October 31, 2011

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

(b)	Illiquid security.

(c)	Private placement.

(d)	Security fair valued in accordance with procedures approved by the Board of Trustees. These securities comprised 1.4% of the Fund’s net assets.

(e)	Includes securities pledged as collateral for line of credit outstanding on October 31, 2011.

REIT—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

Alpine Cyclical Advantage Property Fund

Schedule of Portfolio Investments
October 31, 2011

Shares	Security Description	Value

Common Stocks—98.1%
Asia—17.9%
China—5.7%
500,000	Agile Property Holdings, Ltd.	$449,430
65,000	E-House China Holdings, Ltd.—ADR	510,250
1,000,000	Evergrande Real Estate Group, Ltd.	432,468
1,000,000	Franshion Properties China, Ltd.	205,391
1,000,000	Kaisa Group Holdings, Ltd. (a)	206,883
421,501	KWG Property Holding, Ltd.	181,802
1,000,000	Sino-Ocean Land Holdings, Ltd.	447,466
1,141,500	SPG Land Holdings, Ltd.	235,447
58,034	Syswin, Inc.—ADR (a)	107,363

		2,776,500

India—0.5%
620,000	Unitech Corporate Parks PLC (a)	263,986

Indonesia—2.0%
36,204,016	PT Bakrieland Development TBK	467,006
3,500,000	PT Ciputra Development TBK	191,902
4,513,514	PT Lippo Karawaci TBK	323,599

		982,507

Japan—1.3%
60,000	Hulic Co., Ltd.	642,342

Philippines—2.2%
3,751,363	Robinsons Land Corp.	1,086,218

Singapore—1.6%
400,000	CapitaMalls Asia, Ltd.	431,004
250,000	Global Logistic Properties, Ltd. (a)	348,082

		779,086

Thailand—4.6%
300,000	Central Pattana PCL	314,936
2,200,000	LPN Development PCL—NVDR	715,903
1,000,000	Minor International PCL	338,677
1,400,000	Supalai PCL	564,128
1,000,000	Ticon Industrial Connection PCL	339,499

		2,273,143

	Total Asia (Cost $8,956,577)	8,803,782

Europe—14.0%
France—1.4%
33,848	Affine SA	702,900

Germany—4.0%
40,250	DIC Asset AG	367,145
100,000	Patrizia Immobilien AG (a)	548,135
125,000	TAG Immobilien AG (a)	1,067,253

		1,982,533

Norway—0.5%
100,000	BWG Homes ASA	229,262

Poland—0.9%
40,000	Atrium European Real Estate, Ltd.	201,622
72,364	Globe Trade Centre SA (a)	259,019

		460,641

Russia—1.5%
800,000	Raven Russia, Ltd.	710,573

Shares	Security Description	Value

Common Stocks—continued
United Kingdom—5.7%
778,923	LXB Retail Properties PLC (a)	$1,266,015
964,231	Quintain Estates & Development PLC (a)	577,519
341,253	Songbird Estates PLC (a)	649,746
100,014	Unite Group PLC	283,335

		2,776,615

	Total Europe (Cost $7,364,973)	6,862,524

Middle East/Africa—1.3%
Egypt—1.3%
81,405	Six of October Development & Investment Co.	191,951
757,669	Talaat Moustafa Group (a)	452,787

		644,738

	Total Middle East/Africa (Cost $1,263,252)	644,738

North & South America—64.9%
Brazil—25.5%
98,241	BHG SA-Brazil Hospitality Group (a)	995,657
109,796	BR Malls Participacoes SA	1,186,310
95,538	BR Properties SA	962,697
15,000	Cyrela Commercial Properties SA Empreendimentos e Participacoes—ADR (b)	556,113
7,500	Cyrela Commercial Properties SA Empreendimentos e Participacoes—ADR	278,056
230,654	Direcional Engenharia SA	1,209,125
100,526	Even Construtora e Incorporadora SA	374,151
180,100	Gafisa SA	668,222
72,140	Iguatemi Empresa de Shopping Centers SA	1,397,966
28,000	LPS Brasil Consultoria de Imoveis SA	505,740
88,290	Multiplan Empreendimentos Imobiliarios SA	1,785,496
310,000	PDG Realty SA Empreendimentos e Participacoes	1,366,864
140,000	Rossi Residencial SA	884,760
54,181	Tecnisa SA	347,142

		12,518,299

Canada—0.7%
49,146	Brookfield Residential Properties, Inc. (a)	356,309

Mexico—0.4%
129,825	Corp. GEO SAB de CV— Series B (a)	179,146

United States—38.3%
40,000	Altisource Portfolio Solutions SA (a)	1,610,000
17,493	American Capital Agency Corp.	481,233
19,852	Apollo Commercial Real Estate Finance, Inc.	278,127
50,000	Brookdale Senior Living, Inc. (a)	829,000

The accompanying notes are an integral part of these financial statements.

Alpine Cyclical Advantage Property Fund

Schedule of Portfolio Investments—Continued
October 31, 2011

Shares	Security Description	Value

Common Stocks—continued
United States—continued
40,491	Brookfield Properties Corp.	$668,911
90,000	CBRE Group, Inc. (a)	1,600,200
25,125	Chatham Lodging Trust	282,656
84,228	DiamondRock Hospitality Co.	762,263
28,571	DuPont Fabros Technology, Inc.	593,991
40,000	Excel Trust, Inc.	420,400
89,053	General Growth Properties, Inc.	1,309,079
4,910	Hudson Pacific Properties, Inc.	65,598
5,000	Jones Lang LaSalle, Inc.	323,100
500	KB Home	3,485
50,000	Lennar Corp.—Class A	827,000
300	NVR, Inc. (a)	192,825
136,771	Ocwen Financial Corp. (a)	1,983,180
6,831	ProLogis, Inc.	203,291
100,000	Pulte Group, Inc. (a)	518,000
40,000	Starwood Property Trust, Inc.	751,600
40,000	Sunrise Senior Living, Inc. (a)	220,000
8,533	The Howard Hughes Corp. (a)	409,413
20,000	Toll Brothers, Inc. (a)	348,800
87,912	Two Harbors Investment Corp.	821,977
143,940	Verde Realty Corp. (a)(c)(d)(e)	2,432,586
10,440	Vornado Realty Trust	864,536

		18,801,251

	Total North & South America (Cost $29,306,115)	31,855,005

	Total Common Stocks (Cost $46,890,917)	48,166,049

Shares	Security Description	Value

Equity-Linked Structured Notes—2.5%
Asia—2.5%
China—0.6%
250,000	China Vanke Co., Ltd.—Class A- Citigroup Global Markets, Inc. (a)	$313,307

India—1.1%
300,000	Peninsula Land, Ltd.— Macquarie Bank, Ltd. (a)	257,078
50,000	Sobha Developers, Ltd.— Macquarie Bank, Ltd. (a)	258,273

		515,351

Vietnam—0.8%
262,500	HAGL JSC-GDR— Macquarie Bank, Ltd. (a)	368,663

	Total Asia (Cost $1,838,346)	1,197,321

	Total Equity-Linked Structured Notes (Cost $1,838,346)	1,197,321

Warrants—0.0%*
Asia—0.0%*
Thailand—0.0%*
100,000	Minor International PCL Expiration: May 2013 Exercise Price: THB 13.00 (a)	4,130

	Total Asia (Cost $0)	4,130

	Total Warrants (Cost $0)	4,130

	Total Investments (Cost $48,729,263)—100.6% (f)	49,367,500

	Liabilities in Excess of Other Assets—(0.6)%	(277,905)

	TOTAL NET ASSETS 100.0%	$49,089,595

Percentages are stated as a percent of net assets.

* Amount is less than 0.05%.

(a) Non-income producing security.

(b)

Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. Liquid securities restricted under Rule 144A comprised 1.1% of the Fund’s net assets.

(c) Security fair valued in accordance with procedures approved by the Board of Trustees. These securities comprised 5.0% of the Fund’s net assets.

(d) Illiquid security.

(e) Private placement.

(f) Includes securities pledged as collateral for line of credit outstanding on October 31, 2011.

ADR—American Depositary Receipt

AG—Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

ASA—Allmennaksjeselskap is the Norwegian term for a public limited company.

GDR—Global Depositary Receipt

NVDR—Non—Voting Depositary Receipts

PCL—Public Company Limited

PLC—Public Limited Company

SA—Generally designates corporations in various countries, mostly those employing the civil law.

SAB de CV—Sociedad Anonima Bursátil de Capital Variable. Is the Spanish equivalent to Variable Capital Company.

THB—Thailand Baht

The accompanying notes are an integral part of these financial statements.

Alpine Emerging Markets Real Estate Fund

Schedule of Portfolio Investments
October 31, 2011

Shares	Security Description	Value

Common Stocks—92.6%
Asia—40.4%
China—7.4%
57,000	China Overseas Grand Oceans Group, Ltd.	$43,478
12,000	China Overseas Land & Investment, Ltd.	22,265
45,000	China State Construction International Holdings, Ltd.	34,658
73,267	Evergrande Real Estate Group, Ltd.	31,686
148,040	Franshion Properties China, Ltd.	30,406
30,000	Longfor Properties Co., Ltd.	38,299
300,000	Renhe Commercial Holdings Co., Ltd.	42,039
14,500	Shangri-La Asia, Ltd.	29,013
64,500	Soho China, Ltd.	45,741
356	Syswin, Inc.—ADR (a)	659

		318,244

Hong Kong—0.4%
11,000	Mandarin Oriental International, Ltd.	17,793

India—1.7%
10,600	Hirco PLC (a)	9,712
110,000	Unitech Corporate Parks PLC (a)	46,836
4,000	Yatra Capital, Ltd. (a)	18,462

		75,010

Indonesia—9.4%
75,000	Lippo-Mapletree Indonesia Retail Trust	30,865
1,500,000	PT Agung Podomoro Land TBK (a)	55,349
3,000,000	PT Alam Sutera Realty TBK	145,694
3,756,945	PT Bakrieland Development TBK (a)	48,462
699,659	PT Bumi Serpong Damai TBK	71,997
150,000	PT Lippo Karawaci TBK	10,754
300,000	PT Summarecon Agung TBK	39,260

		402,381

Israel—0.4%
650	Azrieli Group	16,587

Malaysia—3.2%
50,000	Aseana Properties, Ltd. (a)	19,377
85,000	IJM Land BHD	63,730
75,000	UEM Land Holdings BHD (a)	53,321

		136,428

Philippines—5.9%
200,000	Ayala Land, Inc.	74,970
204,136	Robinsons Land Corp.	59,108
238,356	SM Development Corp.	44,139
250,000	SM Prime Holdings, Inc.	75,758

		253,975

Singapore—3.1%
20,000	Banyan Tree Holdings, Ltd.	12,492
50,000	First Real Estate Investment Trust	31,566
30,000	Global Logistic Properties, Ltd. (a)	41,770
50,455	Mapletree Industrial Trust	46,408

		132,236

Shares	Security Description	Value

Common Stocks—continued
Thailand—8.9%
160,000	Amata Corp. PCL	$56,139
150,000	Asian Property Development PCL	21,941
40,000	Central Pattana PCL	41,991
245,000	LPN Development PCL—NVDR	79,726
235,000	Minor International PCL	79,589
250,000	Supalai PCL	100,737

		380,123

	Total Asia (Cost $1,649,028)	1,732,777

Europe—7.8%
Russia—5.2%
15,000	Etalon Group, Ltd.—GDR (a)(b)	73,770
10,000	LSR Group-GDR (b)	47,900
8,074	Mirland Development Corp. PLC (a)	24,785
70,000	Raven Russia, Ltd.	62,175
11,000	RGI International, Ltd. (a)	13,773

		222,403

Turkey—2.6%
52,000	Emlak Konut Gayrimenkul Yatirim Ortakligi	70,137
60,000	Sinpas Gayrimenkul Yatirim Ortakligi	42,771

		112,908

	Total Europe (Cost $344,024)	335,311

Middle East/Africa—1.0%
Egypt—1.0%
73,667	Talaat Moustafa Group (a)	44,024

	Total Middle East/Africa (Cost $84,550)	44,024

North & South America—43.4%
Argentina—1.5%
2,000	IRSA Inversiones y Representaciones SA—ADR	20,120
3,100	TGLT SA—ADR (a)	41,827

		61,947

Brazil—40.3%
8,000	Aliansce Shopping Centers SA	60,343
8,262	BHG SA—Brazil Hospitality Group (a)	83,734
14,549	BR Malls Participacoes SA	157,197
12,556	BR Properties SA	126,522
20,000	Brasil Brokers Participacoes SA	80,846
3,991	Cyrela Commercial Properties SA Empreendimentos e Participacoes	36,496
19,124	Direcional Engenharia SA	100,251
18,895	Even Construtora e Incorporadora SA	70,326
15,000	Ez Tec Empreendimentos e Participacoes SA	133,675
9,338	General Shopping Brasil SA (a)	64,181
2,000	Helbor Empreendimentos SA	25,384
1,736	Iguatemi Empresa de Shopping Centers SA	33,641
30,000	JHSF Participacoes SA	77,060
2,000	LPS Brasil Consultoria de Imoveis SA	36,124

The accompanying notes are an integral part of these financial statements.

Alpine Emerging Markets Real Estate Fund

Schedule of Portfolio Investments—Continued
October 31, 2011

Shares	Security Description	Value

Common Stocks—continued
Brazil—continued
19,300	MRV Engenharia e Participacoes SA	$136,022
3,000	Multiplan Empreendimentos Imobiliarios SA	60,669
78,254	PDG Realty SA Empreendimentos e Participacoes	345,040
11,677	Rossi Residencial SA	73,795
894	Sao Carlos Empreendimentos e Participacoes SA (a)	11,352
2,500	Tecnisa SA	16,018

		1,728,676

Chile—1.1%
12,000	Parque Arauco SA	22,999
50,000	Socovesa SA	24,084

		47,083

Mexico—0.5%
16,228	Corp. GEO SAB de C.V.— Series B (a)	22,393

	Total North & South America (Cost $1,742,398)	1,860,099

	Total Common Stocks (Cost $3,820,000)	3,972,211

Equity-Linked Structured Notes—3.8%
Asia—3.8%
India—2.5%
9,667	DLF, Ltd.—Macquarie Bank, Ltd. (a)	47,327
5,318	Phoenix Mills, Ltd.— Macquarie Bank, Ltd. (a)	21,865
5,000	Phoenix Mills, Ltd.— Merrill Lynch & Co., Inc (a)	20,557
3,500	Sobha Developers, Ltd.— Macquarie Bank, Ltd. (a)	18,079

		107,828

Shares	Security Description	Value

Equity-Linked Structured Notes—continued
Vietnam—1.3%
37,500	HAGL JSC-GDR— Macquarie Bank, Ltd. (a)	$52,666

	Total Asia (Cost $205,911)	160,494

	Total Equity-Linked Structured Notes (Cost $205,911)	160,494

Investment Companies—0.3%
20,000	Vinaland, Ltd. (a)	14,484

	Total Investment Companies (Cost $9,389)	14,484

Warrants—0.8%
Asia—0.8%
Malaysia—0.8%
120,000	SP Setia BHD (a) Expiration: January, 2013 Exercise Price: MYR 4.480	34,420

Thailand—0.0% *
14,000	The Erawan Group PCL (a) Expiration: December, 2013 Exercise Price: THB 2.80	173

7,500	Minor International PCL (a) Expiration: May, 2013 Exercise Price: THB 13.00	310

		483

	Total Asia (Cost $11,422)	34,903

	Total Warrants (Cost $11,422)	34,903

Principal Amount

Short-Term Investments—3.7%
160,000	State Street Eurodollar Time Deposit, 0.01%	160,000

	Total Short-Term Investments (Cost $160,000)	160,000

	Total Investments (Cost $4,206,722)—101.2% (c)	4,342,092
	Liabilities in Excess of Other Assets—(1.2)%	(53,213)

	TOTAL NET ASSETS 100.0%	$4,288,879

Percentages are stated as a percent of net assets.
* Amount is less than 0.05%.
(a) Non-income producing security.
(b)

Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. Liquid securities restricted under Rule 144A comprised 2.8% of the Fund’s net assets.

(c) Includes securities pledged as collateral for line of credit outstanding on October 31, 2011.
ADR—American Depositary Receipt
BHD—Malaysian equivalent to incorporated.
GDR—Global Depositary Receipt
MYR—Malaysian Ringgit
NVDR—Non-Voting Depositary Receipts
PCL—Public Company Limited
PLC—Public Limited Company
SA—Generally designates corporations in various countries, mostly those employing the civil law.
SAB de CV—Sociedad Anonima Bursátil de Capital Variable. Is the Spanish equivalent to Variable Capital Company.
THB—Thailand Baht

The accompanying notes are an integral part of these financial statements.

Alpine Global Infrastructure Fund

Schedule of Portfolio Investments
October 31, 2011

Shares	Security Description	Value

Common Stocks—88.1%
Asia—15.7%
China—9.9%
600,000	Anhui Expressway Co.—Class H	$372,289
22,000	China Mobile, Ltd.	209,095
300,000	China Railway Construction Corp., Ltd.—Class H	178,784
350,400	China State Construction International Holdings, Ltd.	269,874
500,000	China Water Affairs Group, Ltd.	143,615
260,000	COSCO Pacific, Ltd.	361,113
850,000	Guangshen Railway Co., Ltd.	295,117
150,000	NWS Holdings, Ltd.	227,456
1,601,000	Tianjin Port Development Holdings, Ltd.	227,468
834,000	Yuexiu Transport Infrastructure, Ltd.	360,028
82,890	ZTE Corp.	235,291

		2,880,130

Indonesia—2.0%
650,000	PT Jasa Marga TBK	280,157
13,000,000	PT Bakrieland Development TBK (a)	167,691
850,000	PT Citra Marga Nusaphala Persada TBK	144,273

		592,121

Japan—1.4%
6,500	East Japan Railway Co.	394,084

Philippines—2.4%
300,000	International Container Terminal Services, Inc.	387,319
650,000	Manila Water Co., Inc.	294,857

		682,176

	Total Asia (Cost $4,809,588)	4,548,511

Europe—25.7%
Austria—0.9%
3,500	Kapsch TrafficCom AG	262,248

France—7.2%
3,500	Aeroports de Paris	274,793
6,500	EDF SA	194,529
22,500	France Telecom SA	404,523
14,500	SES SA	370,353
18,000	Suez Environnement Co.	282,383
11,500	Vinci SA	563,941

		2,090,522

Germany—5.5%
21,000	Deutsche Telekom AG	266,787
5,000	Fraport AG Frankfurt Airport Services Worldwide	314,809
12,000	Hamburger Hafen und Logistik AG	368,944
7,500	HeidelbergCement AG	339,540
5,500	Kabel Deutschland Holding AG (a)	311,955

		1,602,035

Italy—1.8%
19,000	Atlantia SpA	289,396
50,000	Snam Rete Gas SpA	244,408

		533,804

Shares	Security Description	Value

Common Stocks—continued
Netherlands—2.5%
16,000	Koninklijke KPN NV	$209,486
9,700	Koninklijke Vopak NV	499,958

		709,444

Spain—2.7%
32,000	Abertis Infraestructuras SA	526,579
12,500	Enagas SA	245,794

		772,373

United Kingdom—5.1%
60,000	Centrica PLC	285,636
43,000	Ferrovial SA	546,532
30,000	National Grid PLC	298,261
130,000	Vodafone Group PLC	360,969

		1,491,398

	Total Europe (Cost $7,864,043)	7,461,824

North & South America—46.7%
Brazil—11.2%
70,000	All America Latina Logistica SA	348,604
23,000	CCR SA	632,991
9,000	Cia de Saneamento Basico do Estado de Sao Paulo-ADR	488,340
80,000	EcoRodovias Infraestrutura e Logistica SA	605,761
14,000	EDP—Energias do Brasil SA	301,715
38,000	Mills Estruturas e Servicos de Engenharia SA	379,590
17,500	Santos Brasil Participacoes SA	259,516
17,000	Tegma Gestao Logistica SA	220,811

		3,237,328

Canada—2.3%
4,500	Canadian National Railway Co.	352,506
9,500	Enbridge, Inc.	329,105

		681,611

Chile—1.1%
115,000	E.CL SA	316,869

Colombia—1.0%
2,700	Millicom International Cellular SA-SDR	297,773

Mexico—3.7%
105,000	Empresas ICA SAB de CV-ADR (a)	559,650
325,000	OHL Mexico SAB de CV (a)	505,046

		1,064,696

United States—27.4%
9,000	American Tower Corp.— Class A (a)	495,900
9,000	American Water Works Co., Inc.	274,770
13,000	AT&T, Inc.	381,030
20,000	Calpine Corp. (a)	303,400
20,000	Cisco Systems, Inc.	370,600
8,500	CMS Energy Corp.	176,970
17,000	Comcast Corp.—Class A	398,650
11,000	El Paso Pipeline Partners LP	366,630
75,000	EnergySolutions, Inc. (a)	282,750
5,000	ITC Holdings Corp.	363,400
11,000	Itron, Inc. (a)	404,690
19,500	MasTec, Inc. (a)	421,590
9,000	Northeast Utilities	311,130
4,500	NuStar Energy LP	258,300

The accompanying notes are an integral part of these financial statements.

Alpine Global Infrastructure Fund

Schedule of Portfolio Investments—Continued
October 31, 2011

Shares	Security Description	Value

Common Stocks—continued
United States—continued
23,500	Progressive Waste Solutions, Ltd.	$494,675
24,000	RailAmerica, Inc. (a)	328,080
25,500	The Geo Group, Inc. (a)	464,865
92,500	TravelCenters of America LLC (a)	460,650
9,000	UGI Corp.	258,030
5,500	Union Pacific Corp.	547,635
9,000	World Fuel Services Corp.	358,650
9,500	Xcel Energy, Inc.	245,575

		7,967,970

	Total North & South America (Cost $13,766,888)	13,566,247

	Total Common Stocks (Cost $26,440,519)	25,576,582

Equity-Linked Structured Notes—1.5%
Asia—1.5%
India—1.5%
400,000	NHPC, Ltd.—Macquarie Bank, Ltd. (a)	205,281
100,000	Power Grid Corp. of India, Ltd.— Macquarie Bank, Ltd. (a)	215,400

		420,681

	Total Asia (Cost $437,821)	420,681

	Total Equity-Linked Structured Notes (Cost $437,821)	420,681

Principal Amount	Security Description	Value

Short-Term Investments—16.2%
4,712,000	State Street Eurodollar Time Deposit, 0.01%	$4,712,000

	Total Short-Term Investments (Cost $4,712,000)	4,712,000

	Total Investments (Cost $31,590,340)—105.8% (b)	30,709,263
	Liabilities in Excess of Other Assets—(5.8)%	(1,680,863)

	TOTAL NET ASSETS 100.0%	$29,028,400

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

(b) Includes securities pledged as collateral for line of credit outstanding on October 31, 2011.

ADR—American Depositary Receipt

AG—Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

NV—Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

PLC—Public Limited Company

SA—Generally designates corporations in various countries, mostly those employing the civil law.

SAB de CV—Sociedad Anonima Bursátil de Capital Variable. Is the Spanish equivalent to Variable Capital Company.

SDR—Swedish Depositary Receipt

SpA—Societa’ Per Azioni is an Italian shared company.

The accompanying notes are an integral part of these financial statements.

Alpine Global Consumer Growth Fund

Schedule of Portfolio Investments
October 31, 2011

Shares	Security Description	Value

Common Stocks—93.9%
Asia—15.9%
China—10.4%
200	Baidu, Inc.—ADR (a)	$28,036
26,000	Daphne International Holdings, Ltd.	27,197
16,000	Dongfeng Motor Group Co., Ltd.	26,261
8,000	Golden Eagle Retail Group, Ltd.	20,268
10,800	Lianhua Supermarket Holdings Co., Ltd.	17,378
32,000	Springland International Holdings, Ltd.	21,680
1,000	Tencent Holdings, Ltd.	23,014
22,000	Want Want China Holdings, Ltd.	20,285
46,000	XTEP International Holdings	17,865

		201,984

Hong Kong—3.0%
40,000	Hengdeli Holdings, Ltd.	17,933
12,000	Li & Fung, Ltd.	23,126
250,000	REXLot Holdings, Ltd.	17,386

		58,445

Indonesia—1.2%
40,000	PT Indofood CBP Sukses Makmur TBK	23,744

Philippines—1.3%
80,000	SM Prime Holdings, Inc.	24,242

		308,415

Europe—24.3%
Belgium—3.0%
1,050	Anheuser-Busch InBev NV—ADR	58,244

France—2.0%
1,500	SES SA	38,312

Germany—5.3%
450	Adidas AG	31,692
360	Bayerische Motoren Werke AG	29,244
750	Kabel Deutschland Holding AG (a)	42,540

		103,476

Italy—1.1%
1,550	Yoox SpA (a)	22,195

Netherlands—3.3%
600	Heineken NV	29,149
1,000	Unilever NV	34,524

		63,673

Russia—1.0%
650	X5 Retail Group NV-GDR (a)(b)	19,552

Spain—0.7%
150	Inditex SA	13,617

Sweden—0.4%
250	Hennes & Mauritz AB—Class B	8,266

Switzerland—6.1%
250	Dufry Group (a)	26,762
1,050	Nestle SA	60,729
75	The Swatch Group AG	31,574

		119,065

United Kingdom—1.4%
26,000	Debenhams PLC	27,101

		473,501

Shares	Security Description	Value

Common Stocks—continued
North & South America—53.7%
Brazil—9.8%
2,200	BR Malls Participacoes SA	$23,770
375	Cia Brasileira de Distribuicao Grupo Pao de Acucar-ADR	14,696
1,500	Cia Hering	33,506
1,800	Estacio Participacoes SA	21,011
2,600	Hypermarcas SA	13,993
2,400	Magazine Luiza SA (a)	18,453
1,600	Marisa Lojas SA	22,087
1,500	Multiplus SA	25,337
900	Natura Cosmeticos SA	17,509

		190,362

Mexico—2.2%
9,000	Grupo Comercial Chedraui SA de CV	21,678
1,000	Grupo Televisa SA-ADR	21,330

		43,008

United States—41.7%
475	Abercrombie & Fitch Co.—Class A	35,340
100	Amazon.com, Inc. (a)	21,351
110	Apple, Inc. (a)	44,526
600	Carnival Corp.	21,126
1,001	CBS Corp.—Class B	25,836
550	Coach, Inc.	35,788
300	Colgate-Palmolive Co.	27,111
1,750	Comcast Corp.—Class A	41,037
1,050	DG FastChannel, Inc. (a)	19,572
1,600	Ford Motor Co. (a)	18,688
60	Google, Inc.—Class A (a)	35,558
825	Guess?, Inc.	27,217
775	Hasbro, Inc.	29,497
1,150	Lumber Liquidators Holdings, Inc. (a)	17,216
500	McDonald’s Corp.	46,425
320	MercadoLibre, Inc.	20,864
450	NIKE, Inc.—Class B	43,357
750	PepsiCo, Inc.	47,212
975	Rue21, Inc. (a)	25,974
550	Target Corp.	30,113
450	The Procter & Gamble Co.	28,796
400	VF Corp.	55,288
425	Visa, Inc.—Class A	39,635
800	Yum! Brands, Inc.	42,856
2,200	Zagg, Inc. (a)	29,678

		810,061

		1,043,431

	Total Common Stocks (Cost $1,862,089)	1,825,347

The accompanying notes are an integral part of these financial statements.

Alpine Global Consumer Growth Fund

Schedule of Portfolio Investments—Continued
October 31, 2011

Shares	Security Description	Value

Equity-Linked Structured Notes—0.7%
Asia—0.7%
Taiwan—0.7%
630	HTC Corp.-Macquarie Bank, Ltd. (a)	$14,158

	Total Equity-Linked Structured Notes (Cost $22,592)	14,158

Principal Amount	Security Description	Value

Short-Term Investments—6.3%
123,000	State Street Eurodollar Time Deposit, 0.01%	$123,000

	Total Short-Term Investments (Cost $123,000)	123,000

	Total Investments (Cost $2,007,681)—100.9%	1,962,505
	Liabilities in Excess of Other Assets—(0.9)%	(17,834)

	TOTAL NET ASSETS 100.0%	$1,944,671

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

(b)

Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. Liquid securities restricted under Rule 144A comprised 1.0% of the Fund’s net assets.

AB—Aktiebolag is the Swedish equivalent of the term corporation.

ADR—American Depositary Receipt

AG—Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

GDR—Global Depositary Receipt

NV—Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

PLC—Public Limited Company

SA—Generally designates corporations in various countries, mostly those employing the civil law.

SA de CV—Sociedad Anonima de Capital Variable. Is the Spanish equivalent to Variable Capital Company.

SpA—Societa’ Per Azioni is an Italian shared company.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Assets and Liabilities
October 31, 2011

	International Real Estate Equity Fund	Realty Income & Growth Fund	Cyclical Advantage Property Fund

ASSETS:
Investments, at value (1)
Unaffiliated issuers	$371,114,078	$107,622,348	$49,367,500
Affiliated issuers	6,885,310	—	—
Foreign currencies, at value (2)	177,423	—	16
Unrealized appreciation on forward currency contracts	40,457	—	—
Receivable from capital shares issued	256,882	15,924	1,257
Receivable for investment securities sold	12,249,692	2,341,446	417,073
Dividends and interest receivable	280,013	91,611	21,022
Prepaid expenses and other assets	100,054	11,174	7,101

Total assets	391,103,909	110,082,503	49,813,969

LIABILITIES:
Payable for capital shares redeemed	920,177	50,734	11,326
Payable for investment securities purchased	—	16,998	—
Payable to custodian	—	36	—
Accrued expenses and other liabilities:
Investment advisory fees	290,689	79,786	39,574
Line of credit	34,125,090	8,546,424	617,639
Other	335,366	66,809	55,835

Total liabilities	35,671,322	8,760,787	724,374

Net Assets	$355,432,587	$101,321,716	$49,089,595

Net assets represented by:
Capital stock	$1,528,301,495	$88,564,426	$108,127,753
Accumulated net investment income (loss)	740,808	—	(26,726)
Accumulated net realized losses from investments, foreign currency transactions and swap contracts	(1,060,761,334)	(15,343,692)	(59,650,194)
Net unrealized appreciation (depreciation) on:
Investments	(112,874,779)	28,101,045	638,237
Foreign currency translations	26,397	(63)	525

Total Net Assets	$355,432,587	$101,321,716	$49,089,595

Net asset value
Net assets	$355,432,587	$101,321,716	$49,089,595
Shares of beneficial interest issued and outstanding	17,314,684	6,511,331	2,707,111
Net asset value, offering price and redemption price per share*	$20.53	$15.56	$18.13

(1) Total cost of investments
Unaffiliated issuers	$470,229,750	$79,521,303	$48,729,263
Affiliated issuers	20,644,417	—	—
(2) Cost of foreign currencies	$177,416	$—	$16
* If applicable, redemption price per share may be reduced by a redemption fee.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Assets and Liabilities—Continued
October 31, 2011

	Emerging Markets Real Estate Fund	Global Infrastructure Fund	Global Consumer Growth Fund

ASSETS:
Investments, at value (1)	$4,342,092	$30,709,263	$1,962,505
Cash	377	33,664	788
Foreign currencies, at value (2)	185	13,536	155
Receivable from capital shares issued	—	125,200	50
Receivable for investment securities sold	18,255	382,852	—
Due from Adviser	22,404	13,728	1,836
Dividends and interest receivable	2,182	28,554	1,668
Prepaid expenses and other assets	1,754	5,150	396

Total assets	4,387,249	31,311,947	1,967,398

LIABILITIES:
Payable for investment securities purchased	76,586	2,228,802	9,461
Accrued expenses and other liabilities:
Investment advisory fees	3,434	19,880	1,573
Other	18,350	34,865	11,693

Total liabilities	98,370	2,283,547	22,727

Net Assets	$4,288,879	$29,028,400	$1,944,671

Net assets represented by:
Capital stock	$4,423,793	$30,566,969	$2,027,480
Accumulated net investment income (loss)	(65,762)	(2,962)	7,862
Accumulated net realized losses from investments and foreign currency transactions	(203,649)	(650,942)	(45,502)
Net unrealized appreciation (depreciation) on:
Investments	135,370	(881,077)	(45,176)
Foreign currency translations	(873)	(3,588)	7

Total Net Assets	$4,288,879	$29,028,400	$1,944,671

Net asset value
Net assets	$4,288,879	$29,028,400	$1,944,671
Shares of beneficial interest issued and outstanding	292,062	2,026,813	202,816
Net asset value, offering price and redemption price per share*	$14.68	$14.32	$9.59

(1) Total cost of investments	$4,206,722	$31,590,340	$2,007,681
(2) Cost of foreign currencies	$183	$13,525	$155
* If applicable, redemption price per share may be reduced by a redemption fee.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Operations
For the year ended October 31, 2011

	International Real Estate Equity Fund	Realty Income & Growth Fund	Cyclical Advantage Property Fund

INVESTMENT INCOME:
Interest income	$12,717	$—	$—
Dividend income(1)	16,718,279	4,773,389	1,032,122

Total investment income	16,730,996	4,773,389	1,032,122

EXPENSES:
Investment advisory fees	5,122,926	1,081,212	592,668
Administrative fees	139,574	26,198	14,897
Fund accounting fees	341,007	6,310	34,449
Audit and tax fees	27,526	—	2,241
Custodian fees	45,626	8,015	4,746
Legal fees	75,963	14,911	7,688
Registration and filing fees	47,617	39,971	35,820
Printing and mailing fees	171,109	39,979	27,684
Transfer agent fees	363,282	96,584	69,967
Trustee fees	16,234	3,337	1,930
Interest expense	593,073	95,657	15,233
Other fees	80,484	16,503	9,589

Total expenses	7,024,421	1,428,677	816,912

Net investment income	9,706,575	3,344,712	215,210

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	(50,053,818)	8,048,128	419,803
Foreign currency transactions	(2,102,194)	2,249	22,772
Swap contracts	—	(2,858)	—

Net realized gain (loss)	(52,156,012)	8,047,519	442,575

Change in unrealized appreciation (depreciation) on:
Investments	(46,002,633)	(1,655,833)	(6,127,324)
Foreign currency translations	29,909	(5,082)	(11,196)

Net change in unrealized depreciation	(45,972,724)	(1,660,915)	(6,138,520)

Net realized and unrealized gain (loss) on investments	(98,128,736)	6,386,604	(5,695,945)

Change in net assets resulting from operations	$(88,422,161)	$9,731,316	$(5,480,735)

(1) Net of foreign taxes withheld	$540,398	$95,120	$40,921

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Operations—Continued
For the year ended October 31, 2011

	Emerging Markets Real Estate Fund	Global Infrastructure Fund	Global Consumer Growth Fund

INVESTMENT INCOME:
Interest income	$—	$36	$19
Dividend income(1)	86,934	628,599	31,593

Total investment income	86,934	628,635	31,612

EXPENSES:
Investment advisory fees	46,012	113,930	16,691
Administrative fees	1,118	2,419	323
Fund accounting fees	21,593	13,436	6,699
Audit and tax fees	10,469	7,992	10,706
Custodian fees	377	928	127
Legal fees	370	1,195	162
Registration and filing fees	17,926	25,065	7,573
Printing and mailing fees	7,094	7,036	3,189
Transfer agent fees	4,801	6,801	3,656
Trustee fees	110	142	48
Interest expense	201	264	—
Other fees	1,090	2,026	360

Total expenses before expense waiver by Adviser	111,161	181,234	49,534
Expense waiver by Adviser (Note 5)	(48,844)	(27,165)	(26,927)

Net expenses	62,317	154,069	22,607

Net investment income	24,617	474,566	9,005

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on:
Investments	(173,308)	(712,139)	(46,230)
Foreign currency transactions	(5,340)	(10,847)	(415)

Net realized loss	(178,648)	(722,986)	(46,645)

Change in unrealized appreciation (depreciation) on:
Investments	(815,864)	(1,447,571)	(45,176)
Foreign currency translations	(2,583)	(3,679)	7

Net change in unrealized depreciation	(818,447)	(1,451,250)	(45,169)

Net realized and unrealized loss on investments	(997,095)	(2,174,236)	(91,814)

Change in net assets resulting from operations	$(972,478)	$(1,699,670)	$(82,809)

(1) Net of foreign taxes withheld	$4,862	$39,260	$1,779

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets

	International Real Estate Equity Fund

	Year Ended October 31, 2011	Year Ended October 31, 2010

OPERATIONS:
Net investment income	$9,706,575	$1,926,494
Net realized loss on:
Investments	(50,053,818)	(46,829,759)
Foreign currency transactions	(2,102,194)	(146,277)
Change in unrealized appreciation (depreciation) on:
Investments	(46,002,633)	136,943,968
Foreign currency translations	29,909	141,136

Change in net assets resulting from operations	(88,422,161)	92,035,562

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(15,264,706)	(24,044,819)

Change in net assets resulting from distributions to shareholders	(15,264,706)	(24,044,819)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	54,635,072	131,323,773
Dividends reinvested	13,263,510	21,418,105
Redemption fees	17,897	107,464
Cost of shares redeemed	(217,285,470)	(343,195,210)

Change in net assets from capital share transactions	(149,368,991)	(190,345,868)

Total change in net assets	(253,055,858)	(122,355,125)

NET ASSETS:
Beginning of year	608,488,445	730,843,570

End of year*	$355,432,587	$608,488,445

* Including accumulated undistributed net investment loss of:	$740,808	$(3,991,335)

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Realty Income & Growth Fund

	Year Ended October 31, 2011	Year Ended October 31, 2010

OPERATIONS:
Net investment income	$3,344,712	$4,284,144
Net realized gain (loss) on:
Investments	8,048,128	5,229,459
Foreign currency transactions	2,249	121,762
Swap contracts	(2,858)	32,576
Change in unrealized appreciation (depreciation) on:
Investments	(1,655,833)	25,633,205
Foreign currency translations	(5,082)	4,179

Change in net assets resulting from operations	9,731,316	35,305,325

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(4,932,978)	(4,981,461)
From net realized gain on investments	—	(517,638)

Change in net assets resulting from distributions to shareholders	(4,932,978)	(5,499,099)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	13,192,635	16,374,720
Dividends reinvested	4,499,252	5,050,577
Redemption fees	16,325	13,275
Cost of shares redeemed	(30,125,866)	(27,099,016)

Change in net assets from capital share transactions	(12,417,654)	(5,660,444)

Total change in net assets	(7,619,316)	24,145,782

NET ASSETS:
Beginning of year	108,941,032	84,795,250

End of year*	$101,321,716	$108,941,032

* Including accumulated undistributed net investment income (loss) of:	$—	$—

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Cyclical Advantage Property Fund

	Year Ended October 31, 2011	Year Ended October 31, 2010

OPERATIONS:
Net investment income	$215,210	$300,096
Net realized gain (loss) on:
Investments	419,803	(7,520,620)
Foreign currency transactions	22,772	32,852
Change in unrealized appreciation (depreciation) on:
Investments	(6,127,324)	19,506,176
Foreign currency translations	(11,196)	9,807

Change in net assets resulting from operations	(5,480,735)	12,328,311

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(265,892)	(785,829)

Change in net assets resulting from distributions to shareholders	(265,892)	(785,829)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,267,115	1,791,670
Dividends reinvested	256,450	752,822
Redemption fees	109	1,905
Cost of shares redeemed	(8,731,566)	(7,109,123)

Change in net assets from capital share transactions	(7,207,892)	(4,562,726)

Total change in net assets	(12,954,519)	6,979,756

NET ASSETS:
Beginning of year	62,044,114	55,064,358

End of year*	$49,089,595	$62,044,114

* Including accumulated net investment income of:	$(26,726)	$16,315

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Emerging Markets Real Estate Fund

	Year Ended October 31, 2011	Year Ended October 31, 2010

OPERATIONS:
Net investment income	$24,617	$3,179
Net realized gain (loss) on:
Investments	(173,308)	261,099
Foreign currency transactions	(5,340)	(1,819)
Change in unrealized appreciation (depreciation) on:
Investments	(815,864)	268,483
Foreign currency translations	(2,583)	2,079

Change in net assets resulting from operations	(972,478)	533,021

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(15,201)	(109,472)
From net realized gain on investments	(250,000)	(83,115)

Change in net assets resulting from distributions to shareholders	(265,201)	(192,587)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	3,315,249	1,065,991
Dividends reinvested	256,293	185,773
Redemption fees	569	791
Cost of shares redeemed	(1,314,069)	(371,652)

Change in net assets from capital share transactions	2,258,042	880,903

Total change in net assets	1,020,363	1,221,337

NET ASSETS:
Beginning of year	3,268,516	2,047,179

End of year*	$4,288,879	$3,268,516

* Including accumulated undistributed net investment loss of:	$(65,762)	$(117,804)

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Global Infrastructure Fund

	Year Ended October 31, 2011	Year Ended October 31, 2010

OPERATIONS:
Net investment income	$474,566	$62,860
Net realized gain (loss) on:
Investments	(712,139)	76,631
Foreign currency transactions	(10,847)	713
Change in unrealized appreciation (depreciation) on:
Investments	(1,447,571)	342,495
Foreign currency translations	(3,679)	(133)

Change in net assets resulting from operations	(1,699,670)	482,566

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(460,750)	(24,399)
From net realized gain on investments	(75,954)	(124,645)
From tax return of capital	(8,682)	—

Change in net assets resulting from distributions to shareholders	(545,386)	(149,044)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	33,763,890	356,108
Dividends reinvested	498,618	144,027
Redemption fees	1,381	—
Cost of shares redeemed	(5,235,409)	(10,806)

Change in net assets from capital share transactions	29,028,480	489,329

Total change in net assets	26,783,424	822,851

NET ASSETS:
Beginning of year	2,244,976	1,422,125

End of year*	$29,028,400	$2,244,976

* Including accumulated net investment income of:	$(2,962)	$58,678

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

Global Consumer Growth Fund

Period Ended October 31, 2011 (1)

OPERATIONS:
Net investment income	$9,005
Net realized loss on:
Investments	(46,230)
Foreign currency transactions	(415)
Change in unrealized appreciation (depreciation) on:
Investments	(45,176)
Foreign currency translations	7

Change in net assets resulting from operations	(82,809)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	—

Change in net assets resulting from distributions to shareholders	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,027,480
Dividends reinvested	—
Redemption fees	—
Cost of shares redeemed	—

Change in net assets from capital share transactions	2,027,480

Total change in net assets	1,944,671

NET ASSETS:
Beginning of period	—

End of period*	$1,944,671

* Including accumulated net investment income of:	$7,862

(1)	Fund commenced operations on December 29, 2010.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights
(For a share outstanding throughout each year)

	International Real Estate Equity Fund

	Year Ended October 31,

	2011	2010	2009	2008	2007

Per Share Data:
Net asset value per share, beginning of year	$25.75	$22.59	$12.26	$47.58	$37.56

Income from investment operations:
Net investment income (loss)	0.30	(0.08)	0.20 (a)	0.35 (a)	0.63
Net realized and unrealized gains (losses) on investments	(4.84)	4.03	10.12	(33.05)	10.78

Total from investment operations	(4.54)	3.95	10.32	(32.70)	11.41

Redemption fees	0.00 (b)	0.00 (b)	0.01	0.01	0.02
Less distributions:
From net investment income	(0.68)	(0.79)	—	(0.45)	(0.63)
From net realized gains on investments	—	—	—	(2.10)	(0.78)
From tax return of capital	—	—	—	(0.08)	—

Total distributions	(0.68)	(0.79)	—	(2.63)	(1.41)

Net asset value per share, end of year	$20.53	$25.75	$22.59	$12.26	$47.58

Total return	–18.17%	18.07%	84.26%	–72.46%	31.16%
Ratios/Supplemental Data:
Net Assets at end of year (000)	$355,433	$608,488	$730,844	$583,953	$2,554,134
Ratio of total expenses to average net assets	1.37%	1.28%	1.26%	1.22%	1.14%
Ratio of interest expense to average net assets	0.11%	0.08%	0.07%	0.06%	0.00%
Ratio of expenses to average net assets excluding interest expense	1.26%	1.20%	1.19%	1.16%	1.14%
Ratio of net investment income to average net assets	1.89%	0.32%	1.13%	1.29%	1.08%
Portfolio turnover	20%	34%	51%	42%	31%

(a)	Net investment income per share is calculated using ending balances after consideration of adjustments for permanent book and tax differences.

(b)	The amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each year)

	Realty Income & Growth Fund

	Year Ended October 31,

	2011	2010	2009	2008	2007

Per Share Data:
Net asset value per share, beginning of year	$14.79	$10.89	$9.95	$25.12	$27.75

Income from investment operations:
Net investment income	0.48	0.56	0.79 (a)	0.99 (a)	0.91
Net realized and unrealized gains (losses) on investments	1.01	4.06	0.94	(13.46)	(1.54)

Total from investment operations	1.49	4.62	1.73	(12.47)	(0.63)

Redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Less distributions:
From net investment income	(0.72)	(0.65)	(0.62)	(0.99)	(0.95)
From net realized gains on investments	—	(0.07)		(1.71)	(1.05)
From tax return of capital	—	—	(0.17)	—	—

Total distributions	(0.72)	(0.72)	(0.79)	(2.70)	(2.00)

Net asset value per share, end of year	$15.56	$14.79	$10.89	$9.95	$25.12

Total return	10.23%	43.51%	20.23%	–54.62%	–2.53%
Ratios/Supplemental Data:
Net Assets at end of year (000)	$101,322	$108,941	$84,795	$95,270	$532,443
Ratio of total expenses to average net assets:
Before waivers	1.32%	1.34%	1.39%	1.56%	1.29%
After waivers	1.32%	1.34%	1.39%	1.43%	1.29%
Ratio of interest expense to average net assets	0.09%	0.10%	0.12%	0.40%	0.14%
Ratio of expenses to average net assets excluding interest expense:
Before waivers	1.23%	1.24%	1.27%	1.16%	1.15%
After waivers	1.23%	1.24%	1.27%	1.03%	1.15%
Ratio of net investment income to average net assets	3.09%	4.24%	8.57%	5.55%	3.34%
Portfolio turnover	59%	70%	111%	23%	33%

(a)	Net investment income per share is calculated using ending balances after consideration of adjustments for permanent book and tax differences.

(b)	The amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each year)

	Cyclical Advantage Property Fund

	Year Ended October 31,

	2011	2010	2009	2008	2007

Per Share Data:
Net asset value per share, beginning of year	$20.27	$16.65	$13.86	$34.97	$38.27

Income from investment operations:
Net investment income	0.07	0.09	0.26 (a)	0.53 (a)	0.15
Net realized and unrealized gains (losses) on investments	(2.12)	3.77	2.65	(21.11)	(0.28)

Total from investment operations	(2.05)	3.86	2.91	(20.58)	(0.13)

Redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.02
Less distributions:
From net investment income	(0.09)	(0.24)	(0.12)	(0.43)	(0.05)
From net realized gains on investments	—	—	—	—	(3.11)
From tax return of capital	—	—	—	(0.10)	(0.03)

Total distributions	(0.09)	(0.24)	(0.12)	(0.53)	(3.19)

Net asset value per share, end of year	$18.13	$20.27	$16.65	$13.86	$34.97

Total return	–10.19%	23.36%	21.14%	–59.54%	–0.88%
Ratios/Supplemental Data:
Net Assets at end of year (000)	$49,090	$62,044	$55,064	$47,405	$148,631
Ratio of total expenses to average net assets	1.38%	1.32%	1.45%	1.70%	1.58%
Ratio of interest expense to average net assets	0.03%	0.02%	0.11%	0.50%	0.39%
Ratio of expenses to average net assets excluding interest expense	1.35%	1.30%	1.34%	1.20%	1.19%
Ratio of net investment income to average net assets	0.36%	0.51%	2.28%	2.68%	0.42%
Portfolio turnover	59%	90%	135%	68%	49%

(a)	Net investment income per share is calculated using ending balances after consideration of adjustments for permanent book and tax differences.

(b)	The amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each period)

	Emerging Markets Real Estate Fund

	Year Ended October 31,			Period ended October 31, 2009 (a)

	2011		2010

Per Share Data:
Net asset value per share, beginning of period	$19.20		$17.03	$10.00

Income from investment operations:
Net investment income (loss)	0.40		0.27	(0.08	)(b)
Net realized and unrealized gains (losses) on investments	(3.47)		3.43	7.10

Total from investment operations	(3.07)		3.70	7.02

Redemption fees	0.00	(c)	0.00 (c)	0.01
Less distributions:
From net investment income	(0.08)		(0.87)	—
From net realized gains on investments	(1.37)		(0.66)	—

Total distributions	(1.45)		(1.53)	—

Net asset value per share, end of period	$14.68		$19.20	$17.03

Total return	–17.52%		23.53%	70.30	%(d)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$4,289		$3,269	$2,047
Ratio of total expenses to average net assets:
Before waivers	2.42%		2.68%	4.36	%(e)
After waivers	1.35%		1.35%	1.35	%(e)
Ratio of interest expense to average net assets	0.00	%(c)	0.00%	0.00%
Ratio of expenses to average net assets excluding interest expense:
Before waivers	2.42%		2.68%	4.36	%(e)
After waivers	1.35%		1.35%	1.35	%(e)
Ratio of net investment income to average net assets	0.54%		0.13%	(0.76	)%(e)
Portfolio turnover	58%		77%	35	%(d)

(a)	For the period from November 3, 2008 (inception of fund) to October 31, 2009.

(b)	Net investment income per share is calculated using ending balances after consideration of adjustments for permanent book and tax differences.

(c)	The amount is less than $0.005 per share.

(d)	Not annualized.

(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each period)

	Global Infrastructure Fund

	Year Ended October 31,				Period ended October 31, 2009 (a)

	2011		2010

Per Share Data:
Net asset value per share, beginning of period	$15.98		$13.38		$10.00

Income from investment operations:
Net investment income	0.61		0.43		0.19	(b)
Net realized and unrealized gains (losses) on investments	(0.72)		3.40		3.19

Total from investment operations	(0.11)		3.83		3.38

Redemption fees	0.00	(c)	—		0.00	(c)
Less distributions:
From net investment income	(0.99)		(0.20)		—
From net realized gains on investments	(0.55)		(1.03)		—
From tax return of capital	(0.01)		—		—

Total distributions	(1.55)		(1.23)		—

Net asset value per share, end of period	$14.32		$15.98		$13.38

Total return	–1.03%		30.23%		33.80	%(d)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$29,028		$2,245		$1,422
Ratio of total expenses to average net assets:
Before waivers	1.59%		3.03%		4.42	%(e)
After waivers	1.35%		1.35%		1.35	%(e)
Ratio of interest expense to average net assets	0.00	%(c)	0.00	%(c)	0.00	%(c)(e)
Ratio of expenses to average net assets excluding interest expense:
Before waivers	1.59%		3.03%		4.42	%(e)
After waivers	1.35%		1.35%		1.35	%(e)
Ratio of net investment income to average net assets	4.17%		3.40%		1.76	%(e)
Portfolio turnover	189%		402%		258	%(d)

(a)	For the period from November 3, 2008 (inception of fund) to October 31, 2009.

(b)	Net investment income per share is calculated using ending balances after consideration of adjustments for permanent book and tax differences.

(c)	The amount is less than $0.005 per share or 0.005%.

(d)	Not annualized.

(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each period)

	Global Consumer Growth Fund

	Period Ended December 29, 2010- October 31, 2011 (a)

Per Share Data:
Net asset value per share, beginning of period	$10.00

Income from investment operations:
Net investment income	0.04
Net realized and unrealized gains (losses) on investments	(0.45)

Total from investment operations	(0.41)

Redemption fees	—
Less distributions:
From net investment income	—
From net realized gains on investments	—

Total distributions	—

Net asset value per share, end of period	$9.59

Total return	–4.10	%(b)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,945
Ratio of total expenses to average net assets:
Before waivers	2.96	%(c)
After waivers	1.35	%(c)
Ratio of net investment income to average net assets	0.54	%(c)
Portfolio turnover	7	%(b)

(a)	Fund commenced operations on December 29, 2010.

(b)	Not annualized.

(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Notes to Financial Statements
October 31, 2011

1.	Organization:

Alpine Equity Trust (the “Equity Trust”) was organized in 1988 as a Massachusetts Business Trust, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-ended management investment company. The Alpine International Real Estate Equity Fund, Alpine Realty Income & Growth Fund, Alpine Cyclical Advantage Property Fund, Alpine Emerging Markets Real Estate Fund, Alpine Global Infrastructure Fund, and Alpine Global Consumer Growth Fund are six separate funds of the Equity Trust (individually referred to as a “Fund” and collectively, “the Funds”). Effective September 1, 2009, the Alpine U.S. Real Estate Equity Fund changed its name to the Alpine Cyclical Advantage Property Fund. The Alpine International Real Estate Equity Fund, Alpine Cyclical Advantage Property Fund, Alpine Emerging Markets Real Estate Fund, Alpine Global Infrastructure Fund and Alpine Global Consumer Growth Fund are diversified funds. The Alpine Realty Income & Growth Fund is a non-diversified fund. Alpine Woods Capital Investors, LLC (the “Adviser”) is a Delaware limited liability company and serves as the investment manager to the Funds. The Global Consumer Growth Fund commenced operations on December 29, 2010.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from those estimates.

A. Valuation of Securities:

The net asset value (“NAV”) of shares of the Funds are calculated by dividing the value of the Funds’ net assets by the number of outstanding shares. NAV is determined each day the NYSE is open as of the close of regular trading (normally, 4:00 p.m., Eastern time). In computing NAV, portfolio securities of the Funds are valued at their current market values determined on the basis of market quotations or if market quotations are not available or determined to be reliable, through procedures and/or guidelines established by the Board of Trustees. In computing the Funds’ net asset value, equity securities that are traded on a securities exchange in the United States are valued at the last reported sale price as of the time of valuation, or lacking any current reported sale at the time of valuation, at the mean between the most recent bid and asked quotations. Each option security traded on a securities exchange in the United States is valued at the last current reported sale price as of the time of valuation, or lacking any current reported sale at the time of valuation, the option is valued at the mid-point of the consolidated bid/ask quote for the option security. Each security traded in the over-the-counter market and quoted on the NASDAQ National Market System, is valued at the NASDAQ Official Closing Price (“NOCP”), as determined by NASDAQ, or lacking an NOCP, the last current reported sale price as of the time of valuation by NASDAQ, or lacking any current reported sale on NASDAQ at the time of valuation, at the mean between the most recent bid and asked quotations. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued by the counterparty, or if the counterparty’s price is not readily available then by using the Black-Scholes method. Debt securities are valued based on an evaluated mean price as furnished by pricing services approved by the Board of Trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Equity securities that are principally traded in a foreign market are valued at the last current sale price at the time of valuation or lacking any current or reported sale at the time of valuation, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the NYSE is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s net asset values are not calculated. If the market prices are not readily available or not reflective of the fair value of the security, as of the close of the regular trading on the NYSE (normally, 4:00 p.m., Eastern time), the security will be priced at fair value following procedures approved by the Board of Trustees.

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2011

When market quotations are not readily available or when the valuation methods mentioned above are not reflective of a fair value of the security, the security is valued at fair value following procedures and/or guidelines approved by the Board of Trustees. The Board has approved the use of Interactive Data’s proprietary fair value pricing model to assist in determining current valuation for foreign securities traded in markets that close prior to the NYSE. When fair value pricing is employed, the value of the portfolio security used to calculate the Funds’ net asset values may differ from quoted or official closing prices.

As of October 31, 2011, the International Real Estate Equity Fund, Realty Income & Growth Fund and Cyclical Advantage Property Fund held securities that are fair valued, which comprised 6.9%, 1.4%, and 5.0%, respectively, of each Fund’s net assets.

In accordance with GAAP, the Funds use a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entities own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Level 1 —	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 —

Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Various inputs are used in determining the value of the Funds’ investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2011

The following is a summary of the inputs used to value the Funds’ net assets as of October 31, 2011:

	Valuation Inputs

International Real Estate Equity Fund	Level 1**	Level 2**	Level 3	Total Value

Common Stocks
Asia	$300,562	$72,094,594	$15,210,739	$87,605,895
Australia	—	2,466,685	—	2,466,685
Europe	10,933,244	88,081,344	722,845	99,737,433
Middle East/Africa	—	4,634,331	—	4,634,331
North & South America	163,744,200	—	8,782,862	172,527,062
Equity-Linked Structured Notes	—	4,892,697	—	4,892,697
Investment Companies
Asia	—	2,565,636	—	2,565,636
Europe	650,878	—	—	650,878
Warrants	2,918,771	—	—	2,918,771

Total	$178,547,655	$174,735,287	$24,716,446	$377,999,388

	Valuation Inputs

Other Financial Instruments	Level 1	Level 2	Level 3	Total Value

Assets
Forward Currency Contracts	$—	$40,457	$—	$40,457

Total	$—	$40,457	$—	$40,457

	Valuation Inputs

Realty Income and Growth Fund*	Level 1**	Level 2**	Level 3	Total Value

Real Estate Investment Trusts
Apartments	$17,122,461	$—	$—	$17,122,461
Diversified	6,930,436	—	1,459,551	8,389,987
Health Care	10,642,866	—	—	10,642,866
Lodging	2,776,955	—	—	2,776,955
Manufactured Homes	849,771	—	—	849,771
Mortgage & Finance	2,049,540	—	—	2,049,540
Net Lease	1,289,523	—	—	1,289,523
Office-Industrial Buildings	31,455,232	—	—	31,455,232
Retail Centers	17,878,348	—	—	17,878,348
Storage	4,008,938	—	—	4,008,938
Common Stocks	2,019,832	—	—	2,019,832
Preferred Stocks	9,138,895	—	—	9,138,895

Total	$106,162,797	$—	$1,459,551	$107,622,348

	Valuation Inputs

Cyclical Advantage Property Fund*	Level 1**	Level 2**	Level 3	Total Value

Common Stocks
Asia	$617,613	$8,186,169	$—	$8,803,782
Europe	1,644,772	5,217,752	—	6,862,524
Middle East/Africa	—	644,738	—	644,738
North & South America	28,588,250	834,169	2,432,586	31,855,005
Equity-Linked Structured Notes	—	1,197,321	—	1,197,321
Warrants	4,130	—	—	4,130

Total	$30,854,765	$16,080,149	$2,432,586	$49,367,500

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2011

	Valuation Inputs

Emerging Markets Real Estate Fund*	Level 1**	Level 2**	Level 3	Total Value

Common Stocks
Asia	$659	$1,732,118	$—	$1,732,777
Europe	—	335,311	—	335,311
Middle East/Africa	—	44,024	—	44,024
North & South America	1,818,272	41,827	—	1,860,099
Equity-Linked Structured Notes	—	160,494	—	160,494
Investment Companies	—	14,484	—	14,484
Warrants	—
Asia	34,730	173	—	34,903
Short-Term Investments	—	160,000	—	160,000

Total	$1,853,661	$2,488,431	$—	$4,342,092

	Valuation Inputs

Global Infrastructure Fund*	Level 1**	Level 2**	Level 3	Total Value

Common Stocks
Asia	$—	$4,548,511	$—	$4,548,511
Europe	—	7,461,824	—	7,461,824
North & South America	13,268,474	297,773	—	13,566,247
Equity-Linked Structured Notes	—	420,681	—	420,681
Short-Term Investments	—	4,712,000	—	4,712,000

Total	$13,268,474	$17,440,789	$—	$30,709,263

	Valuation Inputs

Global Consumer Growth Fund*	Level 1**	Level 2**	Level 3	Total Value

Common Stocks
Asia	$57,185	$251,230	$—	$308,415
Europe	58,244	415,257	—	473,501
North & South America	1,043,431	—	—	1,043,431
Equity-Linked Structured Notes	—	14,158	—	14,158
Short-Term Investments	—	123,000	—	123,000

Total	$1,158,860	$803,645	$—	$1,962,505

*	For detailed country and sector descriptions, see accompanying Schedule of Portfolio Investments

**

During the year ended October 31, 2011 there were significant transfers between Level 1 and Level 2 securities. A security’s classification as Level 1 or Level 2 within the Fund can move on a daily basis throughout the year depending on whether or not the Fund has determined the value of securities principally traded in foreign markets has become stale between the close of the foreign exchanges and the time the funds calculate their NAV. If management determines the price has become stale, a fair value adjustment will be made to the impacted securities and these fair value adjusted securities are considered to be priced using Level 2 inputs. As a result, it is not practicable to disclose transfers between Level 1 and Level 2 within the fair value hierarchy for the period ended October 31, 2011.

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2011

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	International Real Estate Equity Fund	Realty Income & Growth Fund	Cyclical Advantage Property Fund

Balance as of October 31, 2010	$9,406,498	$1,563,188	$2,605,314
Accrued discounts / premiums	—	—	—
Realized gain (loss)	—	—	—
Change in unrealized appreciation (depreciation)	(656,546)	(103,637)	(172,728)
Purchases	—	—	—
Sales	—	—	—
Transfers in to Level 3	15,966,494	—	—
Transfers out of Level 3	—	—	—

Balance as of October 31, 2011	$24,716,446	$1,459,551	$2,432,586

Change in net unrealized depreciation on level 3 holdings held at period end	$(656,546)	$(103,637)	$(172,728)

B. Security Transactions and Investment Income:

Securities transactions are recorded on the date a security is purchased or sold (i.e. on the trade date). Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums, where applicable. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Funds are made aware of the dividend. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

Dividends and interest from non-U.S. sources received by the Funds are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Funds intend to undertake any procedural steps required to claim the benefits of such treaties.

C. Line of Credit:

For the period from November 1, 2010 through November 30, 2010 each Fund, excluding Global Consumer Growth, had a line of credit with U.S. Bank N.A. On December 1, 2010 each Trust entered into a lending agreement with BNP Paribas through its New York branch. Loans in aggregate, whether to cover overdrafts or for investment purposes, may not exceed the maximum amount that is permitted under the 1940 Act. For the year ended October 31, 2011, the average interest rate paid on outstanding borrowings under the line of credit was 1.09%, 1.10%, 1.10%, 1.12% and 1.02% for the International Real Estate Equity Fund, Realty Income & Growth Fund, Cyclical Advantage Property Fund, Emerging Markets Real Estate Fund and Global Infrastructure Fund, respectively. The Funds also incur interest expense on custody overdraft charges.

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2011

	International Real Estate Equity Fund	Realty Income & Growth Fund	Cyclical Advantage Property Fund	Emerging Markets Real Estate Fund	Global Infrastructure Fund	Global Consumer Growth Fund

Total line of credit amount available at October 31, 2011	$130,367,970	$36,694,168	$16,604,656	$1,462,416	$10,437,316	$655,799
Line of credit outstanding at October 31, 2011	34,125,090	8,546,424	617,639	—	—	—
Line of credit amount unused at October 31, 2011	96,242,880	28,147,744	15,987,017	1,462,416	10,437,316	655,799
Average balance outstanding during the period	53,783,049	8,613,142	1,359,938	17,726	25,511	—
Interest expense incurred on line of credit during the period	593,073	95,657	15,233	201	264	—
Interest expense incurred on custody overdrafts during the period	39	3	36	6	10	—

D. Income Taxes:

It is each Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute timely, all of its investment company taxable income and net realized capital gains to shareholders. Therefore, no federal income tax provision is recorded.

Under applicable foreign tax laws, a withholding tax may be imposed on interest, dividends, and capital gains earned on foreign investments. Where available, the Funds will file for claims on foreign taxes withheld.

E. Dividends and Distributions:

Each Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any, throughout the year to its shareholders in the form of dividends. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. In the event dividends and distributions to shareholders exceed net investment income and net realized gains for tax purposes, they are reported as returns of capital.

F. Foreign Currency Translation Transactions:

The International Real Estate Equity Fund, Cyclical Advantage Property Fund, Emerging Markets Real Estate Fund, Global Infrastructure Fund, and Global Consumer Growth Fund may invest without limitation in foreign securities. The Realty Income & Growth Fund may invest up to 35% of the value of its net assets in foreign securities. The books and records of each Fund are maintained in U.S. dollars. Non-U.S. denominated amounts are translated into U.S. dollars as follows, with the resultant gains and losses recorded in the Statements of Operations:

i)	market value of investment securities and other assets and liabilities at the exchange rate on the valuation date,
ii)	purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2011

G. Risk Associated With Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the Funds or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

H. Swap Contracts:

The Funds are subject to equity price risk in the normal course of pursuing its investment objectives. The Funds may enter into long equity swap contracts with multiple brokers to manage or gain exposure to various securities or markets. A long equity swap contract entitles the Fund to receive from the counterparty any appreciation and dividends paid on an individual security, while obligating the Fund to pay the counterparty any depreciation on the security as well as interest on the notional amount of the contract.

Fluctuations in the value of an open contract are recorded daily as a net unrealized gain or loss. The Fund will realize a gain or loss upon termination or reset of the contract. Either party, under certain conditions, may terminate the contract prior to the contract’s expiration date.

Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. The Fund considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk quarterly. The counterparty risk to the Fund is limited to the net unrealized gain, if any, on the contract, along with dividends receivable on long equity contracts. Additionally, risk may arise from unanticipated movements in interest rates or in the value of the underlying securities. During the year ended October 31, 2011, the Realty Income & Growth Fund entered into one equity swap contract with a notional value of $187,876.

The net realized gains or losses and change in unrealized appreciation or depreciation on swap contracts is included in the Statements of Operations. The funds did not hold any swap contracts at October 31, 2011.

I. Equity-Linked Structured Notes:

The Funds may invest in equity-linked structured notes. Equity-linked structured notes are securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, and equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. International Real Estate Equity Fund, Cyclical Advantage Property Fund, Emerging Markets Real Estate Fund, Global Infrastructure Fund and Global Consumer Growth Fund held 1, 4, 5, 2 and 1 equity-linked structured notes, respectively, at October 31, 2011.

J. Forward Currency Contracts:

The Funds are subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Funds may use forward currency contracts to gain exposure to or hedge against changes in the value of foreign currencies. A forward currency contract (“forward”) is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward contract fluctuates with changes in forward currency exchange rates. The forward contract is marked-to-market daily and the change in market value is recorded by each Fund as unrealized appreciation or depreciation. When the forward contract is closed, a Fund records a realized gain or loss equal to the fluctuation in value during the period the forward contract was open. A Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably.

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2011

The following forward currency contracts were held at October 31, 2011:

International Real Estate Equity Fund

Description	Expiration Date	Contracts to Deliver/Receive	Settlement Value	Current Value	Unrealized Loss

Contracts Sold:
Euro	01/13/12	10,600,000 (EUR)	$14,700,292	$14,659,835	$40,457

				$14,659,835	$40,457

K. Derivatives

The Funds have adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Funds’ Statements of Assets and Liabilities and Statements of Operations.

The affect of derivative instruments on the Statement of Assets and Liabilities as of October 31, 2011:

International Real Estate Equity Fund

Derivatives	Statement of Assets and Liabilities Location	Unrealized Appreciation

Forward Currency Contracts	Unrealized appreciation on forward currency contracts	$40,457

The effect of derivative instruments on the Statements of Operations for the year ended October 31, 2011:

International Real Estate Equity Fund

Derivatives	Statement of Operations Location	Net Realized Gain	Change in Unrealized Appreciation

Forward Currency Contracts	Net realized loss on foreign currency transactions / Change in unrealized appreciation on foreign currency translations	$(1,475,153)	$40,457

Realty Income & Growth Fund

Derivatives	Statement of Operations Location	Net Realized Gain	Change in Unrealized Appreciation

Swap Contracts	Net realized loss on swap contracts	$(2,858)	$—

Emerging Markets Real Estate Fund

Derivatives	Statement of Operations Location	Net Realized Gain	Change in Unrealized Appreciation

Forward Currency Contracts	Net realized loss on foreign currency translations	$1	$—

3.	Capital Share Transactions:

The Funds have an unlimited number of shares of beneficial interest, with $0.0001 par value, authorized. Transactions in shares and dollars of the Funds were as follows:

International Real Estate Equity Fund

	Year Ended October 31, 2011		Year Ended October 31, 2010

	Shares	Amount	Shares	Amount

Shares sold	2,195,037	$54,635,072	5,832,345	$131,323,773
Shares issued in reinvestment of dividends	511,118	13,263,510	965,649	21,418,105
Redemption fees	—	17,897	—	107,464
Shares redeemed	(9,023,277)	(217,285,470)	(15,515,042)	(343,195,210)

Total net change	(6,317,122)	$(149,368,991)	(8,717,048)	$(190,345,868)

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2011

Realty Income & Growth Fund
	Year Ended October 31, 2011		Year Ended October 31, 2010

	Shares	Amount	Shares	Amount

Shares sold	827,759	$13,192,635	1,248,996	$16,374,720
Shares issued in reinvestment of dividends	292,882	4,499,252	383,362	5,050,577
Redemption fees	—	16,325	—	13,275
Shares redeemed	(1,973,312)	(30,125,866)	(2,058,126)	(27,099,016)

Total net change	(852,671)	$(12,417,654)	(425,768)	$(5,660,444)

Cyclical Advantage Property Fund
	Year Ended October 31, 2011		Year Ended October 31, 2010

	Shares	Amount	Shares	Amount

Shares sold	60,571	$1,267,115	97,077	$1,791,670
Shares issued in reinvestment of dividends	11,900	256,450	41,685	752,822
Redemption fees	—	109	—	1,905
Shares redeemed	(426,350)	(8,731,566)	(385,222)	(7,109,123)

Total net change	(353,879)	$(7,207,892)	(246,460)	$(4,562,726)

Emerging Markets Real Estate Fund
	Year Ended October 31, 2011		Year Ended October 31, 2010

	Shares	Amount	Shares	Amount

Shares sold	189,308	$3,315,249	61,290	$1,065,991
Shares issued in reinvestment of dividends	13,959	256,293	11,611	185,773
Redemption fees	—	569	—	791
Shares redeemed	(81,399)	(1,314,069)	(22,908)	(371,652)

Total net change	121,868	$2,258,042	49,993	$880,903

Global Infrastructure Fund
	Year Ended October 31, 2011		Year Ended October 31, 2010

	Shares	Amount	Shares	Amount

Shares sold	2,247,714	$33,763,890	24,470	$356,108
Shares issued in reinvestment of dividends	34,028	498,618	10,544	144,027
Redemption fees	—	1,381	—	—
Shares redeemed	(395,432)	(5,235,409)	(762)	(10,806)

Total net change	1,886,310	$29,028,480	34,252	$489,329

Global Consumer Growth Fund*
	Period Ended October 31, 2011

	Shares	Amount

Shares sold	202,816	$2,027,480
Shares issued in reinvestment of dividends	—	—
Redemption fees	—	—
Shares redeemed	—	—

Total net change	202,816	$2,027,48

* Fund commenced operations on December 29, 2010.

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2011

4.	Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the period ended October 31, 2011 are as follows:

	Non-U.S. Government

	Purchases	Sales

International Real Estate Equity Fund	$109,254,477	$254,131,556
Realty Income & Growth Fund	69,018,611	75,555,578
Cyclical Advantage Property Fund	34,788,202	40,343,405
Emerging Markets Real Estate Fund	4,832,063	2,500,243
Global Infrastructure Fund	46,933,969	21,069,125
Global Consumer Growth Fund	2,056,542	129,900

5.	Investment Advisory Agreement and Other Affiliated Transactions:

Alpine Woods Capital Investors, LLC (“the Adviser”) provides investment advisory services to each of the Funds. Pursuant to the advisory agreements with the Realty Income & Growth Fund and the Cyclical Advantage Property Fund, the Adviser is entitled to an annual fee based on each Fund’s average daily net assets, in accordance with the following schedule:

First $750 million	1.00%
Next $250 million	0.90%
Over $1 billion	0.80%

The Adviser is entitled to an annual fee based on 1.00% of each Fund’s average daily net assets for the International Real Estate Equity Fund, Emerging Markets Real Estate Fund, Global Infrastructure Fund and Global Consumer Growth Fund.

The Adviser agreed to reimburse the Realty Income & Growth Fund, Emerging Markets Real Estate Fund, Global Infrastructure Fund and Global Consumer Growth Fund to the extent necessary to ensure that each Fund’s annual total operating expenses (excluding interest, brokerage commissions and extraordinary expenses) does not exceed 1.50%, 1.35%, 1.35% and 1.35% of each Fund’s average daily net assets, respectively. The Adviser may recover expenses paid in excess of the cap on expenses for the three previous years, as long as the recovery does not cause the Funds to exceed such cap on expenses. For the year ended October 31, 2011, the Adviser waived investment advisory fees and other expenses totaling $48,844, $27,165 and $26,927 for the Emerging Markets Real Estate Fund, Global Infrastructure Fund and Global Consumer Growth Fund, respectively. The expense limitations will remain in effect for the Funds unless and until the Board of Trustees of the Equity Trust approve its modification or termination with respect to the Funds.

Waived expenses subject to potential recovery by year of expiration are as follows:

Year of Expiration	Emerging Markets Real Estate Fund	Global Infrastructure Fund	Global Consumer Growth Fund

10/31/2012	$40,274	$35,371	$—
10/31/2013	$31,563	$30,973	$—
10/31/2014	$48,844	$27,165	$26,927

6.	Transactions with Affiliates

The following issuers are affiliated with the International Real Estate Equity Fund; that is, the Fund held 5% or more of the outstanding voting securities during the year ended October 31, 2011. As defined in Section (2)(a)(3) of the Investment Company Act of 1940, such issuers are:

Fund	Issuer Name	Balance at Oct. 31, 2010	Purchases	Sales	Balance at Oct. 31, 2011	Value at Oct. 31, 2011	Realized Gains (Loss)

International Real Estate Fund	Yatra Capital, Ltd.	1,491,800	—	—	1,491,800	$6,885,310	—

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2011

7.	Concentration of Risk:

The Funds invest a substantial amount of their assets in the equity securities of issuers engaged in the real estate industry, including real estate investment trusts (REITs). As a result, the Funds may be more affected by economic developments in the real estate industry than would a general equity fund.

8.	Federal Income Tax Information

At October 31, 2011, the components of accumulated earnings (losses) on a tax basis were as follows:

	International Real Estate Equity Fund	Realty Income & Growth Fund	Cyclical Advantage Property Fund

Cost of investments	$499,660,770	$83,813,977	$49,322,262

Gross unrealized appreciation	62,086,801	28,156,462	8,086,364
Gross unrealized depreciation	(183,748,183)	(4,348,091)	(8,041,126)

Net unrealized appreciation (depreciation)	(121,661,382)	23,808,371	45,238

Undistributed ordinary Income	8,892,777	—	127,514
Undistributed long-term capital gain	—	—	—

Total distributable earnings	8,892,777	—	127,514

Other accumulated gains (losses)	(1,060,100,303)	(11,051,081)	(59,210,910)

Total accumulated gains (losses)	$(1,172,868,908)	$12,757,290	$(59,038,158)

	Emerging Markets Real Estate Fund	Global Infrastructure Fund	Global Consumer Growth Fund

Cost of investments	$4,299,976	$31,738,851	$2,007,681

Gross unrealized appreciation	379,963	822,829	141,577
Gross unrealized depreciation	(337,847)	(1,852,417)	(186,753)

Net unrealized appreciation (depreciation)	42,116	(1,029,588)	(45,176)

Undistributed ordinary Income	—	—	7,862
Undistributed long-term capital gain	—	—	—

Total distributable earnings	—	—	7,862

Other accumulated gains (losses)	(177,030)	(508,981)	(45,495)

Total accumulated gains (losses)	$(134,914)	$(1,538,569)	$(82,809)

The tax basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales, partnership tax adjustments, and mark-to-market cost basis adjustments for investments in passive foreign investment companies (PFICs) for tax purposes.

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2011

The tax character of distributions paid during the years ended October 31, 2011 and 2010 were as follows:

	2011	2010

International Real Estate Equity Fund
Ordinary income	$15,264,706	$24,044,819
Long-term capital gain	—	—

	$15,264,706	$24,044,819

Realty Income & Growth Fund
Ordinary income	$4,932,978	$5,499,099
Long-term capital gain	—	—

	$4,932,978	$5,499,099

Cyclical Advantage Property Fund
Ordinary income	$265,892	$785,829
Long-term capital gain	—	—

	$265,892	$785,829

Emerging Markets Real Estate Fund
Ordinary income	$98,488	$192,587
Long-term capital gain	166,713	—

	$265,201	$192,587

Global Infrastructure Fund
Ordinary income	$535,700	$149,042
Long-term capital gain	1,004	2
Return of capital	8,682	—

	$545,386	$149,044

Global Consumer Growth Fund
Ordinary income	$—
Long-term capital gain	—

	$—

During the year ended October 31, 2011, the Realty Income & Growth Fund and Cyclical Advantage Property Fund utilized $8,011,518 and $754,254 of capital loss carryovers, respectively.

Capital loss carryovers as of October 31, 2011 are as follows:

Expiration Date	International Real Estate Equity Fund	Realty Income & Growth Fund	Cyclical Advantage Property Fund

10/31/15	$—	$—	$4,813,886
10/31/16	$384,892,332	$—	$19,372,953
10/31/17	$546,087,879	$11,051,018	$26,502,747
10/31/18	$65,121,028	$—	$8,521,849
10/31/19	$63,938,162	$—	$—

Expiration Date	Emerging Markets Real Estate Fund	Global Infrastructure Fund	Global Consumer Growth Fund

10/31/15	$—	$—	$—
10/31/16	$—	$—	$—
10/31/17	$—	$—	$—
10/31/18	$—	$—	$—
10/31/19	$176,152	$518,201	$—

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2011

The Regulated Investment Company (“RIC”) Modernization Act of 2010 (the “Modernization Act”) modernizes several of the federal income and excise tax provisions related to RICs. The Modernization Act contains simplification provisions effective for taxable years beginning after December 22, 2010, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act allows capital losses to be carried forward indefinitely, and retain the character of the original loss, exempts RICs from the preferential dividend rule and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Under the Modernization Act, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

Capital loss carryforwards as of October 31, 2011 with no expiration are as follows:

Fund	Short Term

Global Consumer Growth Fund	$45,502

In accordance with U.S. GAAP, the Funds have previously adopted accounting standards related to the accounting for uncertain tax positions. In accordance with this guidance, the Funds analyzed all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Open tax years are those that are open for exam by taxing authorities. Major jurisdictions for the Funds included Federal and the state of New York. As of October 31, 2011, open Federal and New York tax years include the tax years ended October 31, 2008 through 2011. The Funds have no examinations in progress.

The Funds have reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Funds’ net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken in previous years or expected to be taken on the tax return for the fiscal year ended October 31, 2011. Also, the Funds have recognized no interest and penalties related to uncertain tax benefits. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

9.	Subsequent Events:

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure resulting from subsequent events through the date the financial statements were issued.

Laurence B. Ashkin retired as a Trustee of the Alpine Family of Funds subsequent to the fiscal year end.

Effective December 29, 2011, the following Funds in the Equity Trust added a new class of shares: the “Class A Shares”.

Alpine International Real Estate Equity Fund
Alpine Realty Income & Growth Fund
Alpine Emerging Markets Real Estate Fund
Alpine Global Infrastructure Fund
Alpine Global Consumer Growth Fund

Distributions: The International Real Estate Equity Fund, Realty Income & Growth Fund, Cyclical Advantage Property Fund, Global Infrastructure Fund and Global Consumer Growth Fund declared distributions from net investment income of $0.54158368, $0.18, $0.09489548, $0.16 and $0.03876107, respectively, payable on December 30, 2011 to shareholders of record on December 28, 2010.

Alpine Mutual Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Alpine Equity Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments of Alpine Equity Trust, comprising the Alpine Cyclical Advantage Property Fund, Alpine International Real Estate Equity Fund, Alpine Realty Income & Growth Fund, Alpine Emerging Markets Real Estate Fund, Alpine Global Infrastructure Fund, and Alpine Global Consumer Growth Fund (collectively the “Funds”) as of October 31, 2011, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2011, the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, Wisconsin
December 30, 2011

Alpine Mutual Funds

Additional Information (Unaudited)
Expense Examples
October 31, 2011

As a shareholder of the International Real Estate Equity Fund, Realty Income & Growth Fund, Cyclical Advantage Property Fund, Emerging Markets Real Estate Fund Global Infrastructure Fund, and Alpine Global Consumer Growth Fund, you will incur two types of costs: (1) redemption fees and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 for the period 5/01/2011 - 10/31/2011.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. The Funds charge no sales load or transaction fees, but do assess shareholders for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Boston Financial Data Services, the Funds’ transfer agent. If you request a redemption by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. Shareholders in the Funds will be charged a redemption fee equal to 1.00% of the net amount of the redemption if they redeem their shares less than 2 months after purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of other investment companies as a part of their investment strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Fund. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which does not represent the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

International Real Estate Equity Fund

	Beginning Account Value 5/1/11	Ending Account Value 10/31/11	Expenses Paid During Period 5/1/2011-10/31/2011(3)*

Actual (1)	$1,000.00	$818.30	$6.69
Hypothetical (2)	$1,000.00	$1,017.85	$7.43

(1)	Ending account values and expenses paid during period based on a -24.22% return. The return is considered after expenses are deducted from the Fund.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the Fund.
(3)	Excluding interest expense of 0.12%, the actual and hypothetical expenses paid during the period were $6.19 and $6.87, respectively.
*	Expenses are equal to the Fund’s annualized expense ratio of 1.46%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
Expense Examples
October 31, 2011

Realty Income & Growth Fund

	Beginning Account Value 5/1/11	Ending Account Value 10/31/11	Expenses Paid During Period 5/1/2011-10/31/2011(3)*

Actual (1)	$1,000.00	$1,102.30	$7.10
Hypothetical (2)	$1,000.00	$1,018.45	$6.82

(1)	Ending account values and expenses paid during period based on a -6.40% return. The return is considered after expenses are deducted from the Fund.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the Fund.
(3)	Excluding interest expense of 0.09%, the actual and hypothetical expenses paid during the period were $6.68 and $6.41, respectively.
*	Expenses are equal to the Fund’s annualized expense ratio of 1.34%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Cyclical Advantage Property Fund

	Beginning Account Value 5/1/11	Ending Account Value 10/31/11	Expenses Paid During Period 5/1/2011-10/31/2011(3)*

Actual (1)	$1,000.00	$ 898.10	$7.03
Hypothetical (2)	$1,000.00	$1,017.80	$7.48

(1)	Ending account values and expenses paid during period based on a -19.60% return. The return is considered after expenses are deducted from the Fund.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the Fund.
(3)	Excluding interest expense of 0.02%, the actual and hypothetical expenses paid during the period were $6.94 and $7.38, respectively.
*	Expenses are equal to the Fund’s annualized expense ratio of 1.47%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Emerging Markets Real Estate Fund

	Beginning Account Value 5/1/11	Ending Account Value 10/31/11	Expenses Paid During Period 5/1/2011-10/31/2011*

Actual (1)	$1,000.00	$ 824.80	$6.21
Hypothetical (2)	$1,000.00	$1,018.40	$6.87

(1)	Ending account values and expenses paid during period based on a -18.67% return. The return is considered after expenses are deducted from the Fund.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the Fund.
*	Expenses are equal to the Fund’s annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
Expense Examples
October 31, 2011

Global Infrastructure Fund

	Beginning Account Value 5/1/11	Ending Account Value 10/31/11	Expenses Paid During Period 5/1/2011-10/31/2011*

Actual (1)	$1,000.00	$ 989.70	$6.77
Hypothetical (2)	$1,000.00	$1,018.40	$6.87

(1)	Ending account values and expenses paid during period based on a -13.56% return. The return is considered after expenses are deducted from the Fund.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the Fund.
*	Expenses are equal to the Fund’s annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Global Consumer Growth

	Beginning Account Value 5/1/11	Ending Account Value 10/31/11	Expenses Paid During Period 5/1/2011-10/31/2011*

Actual (1)	$1,000.00	$ 959.00	$6.67
Hypothetical (2)	$1,000.00	$1,018.40	$6.87

(1)	Ending account values and expenses paid during period based on a -9.10% return. The return is considered after expenses are deducted from the Fund.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the Fund.
*	Expenses are equal to the Fund’s annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
October 31, 2011

Investment Advisor and Advisory Contracts

On March 29, 2011, at a meeting called for the purpose of voting on such approval, the Boards of Trustees, including all of the Trustees who are not parties to the Advisory Contract or interested persons of any such party (the non-interested Trustees), approved the continuance of the Advisory Contract for the Fund. In so doing, the Board Members studied materials specifically relating to the Advisory Contracts provided by the Adviser, the Fund’s counsel. In deciding whether to renew the Agreements, the Independent Trustees considered various factors, including (i) the nature, extent and quality of the services provided by Adviser under the Agreements, (ii) the investment performance of the Funds, (iii) the costs to Adviser of its services and the profits realized by Adviser, from its relationship with the Funds, and (iv) the extent to which economies of scale would be realized if and as the Fund grows and whether the fee levels in the Agreements reflect these economies of scale.

In considering the nature, extent and quality of the services provided by Adviser, the Independent Trustees relied on their prior experience as Independent Trustees of the Funds as well as on the materials provided at the meeting. They noted that under the Agreements, the Adviser is responsible for managing the Funds’ investments in accordance with the Fund’s investment objective and policies, applicable legal and regulatory requirements, and the instructions of the Independent Trustees, for providing necessary and appropriate reports and information to the Independent Trustees, and for furnishing the Funds with the assistance, cooperation, and information necessary for the Funds to meet various legal requirements regarding registration and reporting. They also noted the experience and expertise of Adviser as appropriate as an adviser to the Funds.

The Independent Trustees reviewed the background and experience of Adviser’s senior management, including those individuals responsible for the investment and compliance operations with respect to the Fund’s investments, and the responsibilities of the investment and compliance personnel with respect to the Fund. They also considered the resources, operational structures and practices of Adviser in managing the Funds’ portfolios, in monitoring and securing the Funds’ compliance with investment objectives and policies and with applicable laws and regulations, and in seeking best execution of portfolio transactions. Drawing upon the materials provided and their general knowledge of the business of Adviser, the Independent Trustees took into account that the Adviser’s experience, resources and strength in these areas are deep, extensive and of high quality. On the basis of this review, the Independent Trustees determined that the nature and extent of the services provided by Adviser to the Fund were appropriate, had been of high quality, and could be expected to remain so.

The Independent Trustees compared the Fund performance metrics provided by Morningstar with those internally generated by Alpine. It was observed that the last quarter of performance had been strong for several of the Funds. In assessing the quality of the portfolio management delivered by the Adviser, the Independent Trustees also compared the short-term and long-term performance of each Fund on both an absolute basis and in comparison to its peer group, as constructed by data provided by independent rating agencies. The Independent Trustees noted that the performance of a number of the Funds was strong. Of importance to the Independent Trustees was the extent to which the Funds achieved their objectives. They further concluded that the expense ratio of the Funds were appropriate and in line with competitors. Accordingly, the Independent Trustees concluded that the performance of the Funds was satisfactory.

The Independent Trustees considered the profitability of the advisory arrangement with the Adviser. The Independent Trustees had been provided with general data on the Funds’ profitability to Adviser. The Independent Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Agreements and any expense subsidization undertaken by the Adviser, as well as each Fund’s brokerage and commissions. After discussion and analysis, they concluded that, to the extent that Adviser’s relationship with the Funds had been profitable, the profitability was in no case such as to render the advisory fee excessive.

The Independent Trustees discussed the other materials provided by Alpine, including expense information, organization charts, advisory fee breakpoints and profitability data. In reviewing breakpoints, the Independent Trustees recognized that breakpoints were more essential for open-end funds, where assets could continue to grow over time.

In considering whether Adviser benefits in other ways from its relationship with the Funds, the Independent Trustees concluded that, to the extent that Adviser derives other benefits from its relationship with the Fund, those benefits are not so significant as to render the adviser’s fees excessive.

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
October 31, 2011

On the basis of their discussions with management and their analysis of information provided at the meeting, the Independent Trustees determined that the nature of the Fund and its operations is such that Adviser was likely to continue to realize economies of scale in the management of the Fund as it grows in size.

The Independent Trustees approved the continuance of the Fund’s Agreements with Adviser after weighing the foregoing factors. They reasoned that, considered in themselves, the nature and extent of the services provided by Adviser were appropriate, that the performance of the Funds had been satisfactory, and that Adviser could be expected to provide services of high quality. As to Adviser’s fees for the Funds, the Independent Trustees determined that the fees, considered in relation to the services provided, were fair and reasonable, that the Funds’ relationship with Adviser was not so profitable as to render the fees excessive, that any additional benefits to Adviser were not of a magnitude materially to affect the Independent Trustees’ deliberations, and that the fees adequately reflected shared economies of scale with the Fund.

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
October 31, 2011

Independent Trustees*

Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex**	Other Directorships Held by Trustee

H. Guy Leibler (57)	Independent Trustee	Indefinite, since the Trust’s inception	Private investor, since 2007; Vice Chair & Chief Operating Officer of L&L Acquisitions, LLC (2004-2007); President, Skidmore, Owings & Merrill LLP (2001-2004).	17	Chairman Emeritus, White Plains Hospital Center; Trustee, each of the Alpine Trusts.**

Jeffrey E. Wacksman (51)	Independent Trustee	Indefinite, since 2004	Partner, Loeb, Block & Partners LLP, since 1994.	17	Director, International Succession Planning Association; Director, Bondi Icebergs Inc. (Women’s Sportswear); Director, MH Properties, Inc.; Trustee, each of the Alpine Trusts.*

James A. Jacobson (66)	Independent Trustee	Indefinite, since July 2009	Retired, since November 2008; Vice Chairman and Managing Director, Spear Leeds & Kellogg Specialists, LLC, January 2003 to November 2008.	17	Trustee, Allianz Global Investors Multi-Funds. Trustee, each of the Alpine Trusts.*

*	As of the date this report was printed. Laurence B. Ashkin retired as a Trustee subsequent to the fiscal year end.

**

The term “Fund Complex” refers to the Funds in the Alpine Equity Trust, Alpine Series Trust, and Alpine Income Trust, and Alpine Global Dynamic Dividend Fund, Alpine Total Dynamic Dividend Fund, and Alpine Global Premier Properties Fund (the “Alpine Trusts”).

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
October 31, 2011

Interested Trustees & Officers

Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex**	Other Directorships Held by Trustee

Samuel A. Lieber* (55)	Interested Trustee, President and Portfolio Manager	Indefinite, since the Trust’s inception	CEO of Alpine Woods Capital Investors, LLC since November 1997. President of Alpine Trusts since 1998.	17	Trustee, each of the Alpine Trusts.

Stephen A. Lieber*** (86)	Vice President and Portfolio Manager	Indefinite, since the Trust’s inception	Chief Investment Officer, Alpine Woods Capital Investors, LLC since 2003; Chairman and Senior Portfolio Manager, Saxon Woods Advisors, LLC since 1999.	N/A	None

John Megyesi (51)	Chief Compliance Officer	Indefinite, since January 2009

Chief Compliance Officer, Alpine Woods Capital Investors, LLC since January 2009; Vice President and Manager, Trade Surveillance, Credit Suisse Asset Management, LLC (2006-2009); Manager, Trading and Surveillance, Allianz Global Investors (2004-2006).

				N/A	None

Ronald Palmer (43)	Chief Financial Officer	Indefinite, since January 2010

Chief Financial Officer, Alpine Woods Capital Investors, LLC since January 2010; Independent Consultant (2008-2009); Vice President, Cash Management and Foreign Exchange, Macquarie Capital Investment Management, LLC (2007-2008); Chief Operating Officer, Macquarie Fund Adviser, LLC (2004-2007).

				N/A	None

Meimei Li (47)	Treasurer	Indefinite, since March 2009	Controller, Alpine Woods Capital Investors, LLC since February 2007; Senior Accountant Pinnacle Group (2005-2007); Senior Auditor, Eisner & Lubin (2001-2005).	N/A	None

Andrew Pappert (31)	Secretary	Indefinite, since March 2009	Director of Fund Operations, Alpine Woods Capital Investors, LLC since September 2008; Assistant Vice President, Mutual Fund Operations, Credit Suisse Asset Management, LLC (2003- 2008).	N/A	None

*	Denotes Trustees who are “interested persons” of the Trust or Fund under the 1940 Act.

**

The term “Fund Complex” refers to the Funds in the Alpine Equity Trust, Alpine Series Trust, and Alpine Income Trust, and Alpine Global Dynamic Dividend Fund, Alpine Total Dynamic Dividend Fund, and Alpine Global Premier Properties Fund (the “Alpine Trusts”).

***	Stephen A. Lieber is the father of Samuel A. Lieber.

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
October 31, 2011

Tax Information

The Funds designated the following percentages of dividends declared from net investment income for the fiscal year ended October 31, 2011 as qualified dividend income under the Jobs & Growth Tax Relief Reconciliation Act of 2003.

International Real Estate Equity Fund	23%
Realty Income & Growth Fund	5%
Cyclical Advantage Property Fund	100%
Emerging Markets Real Estate Fund	19%
Global Infrastructure Fund	72%
Global Consumer Growth Fund	0%

The Funds designated the following percentages of dividends declared during the fiscal year ended October 31, 2011 as dividends qualifying for the dividends received deduction available to corporate shareholders.

International Real Estate Equity Fund	0%
Realty Income & Growth Fund	5%
Cyclical Advantage Property Fund	32%
Emerging Markets Real Estate Fund	4%
Global Infrastructure Fund	14%
Global Consumer Growth Fund	0%

The Funds designated the following percentages of taxable ordinary income distributions as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C).

International Real Estate Equity Fund	0%
Realty Income & Growth Fund	0%
Cyclical Advantage Property Fund	0%
Emerging Markets Real Estate Fund	0%
Global Infrastructure Fund	0%
Global Consumer Growth Fund	0%

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2011.

Availability of Proxy Voting Information

Information regarding how each Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-888-785-5578 and on the SEC’s website at www.sec.gov. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available on the SEC’s website at www.sec.gov or by calling the toll-free number listed above.

Availability of Quarterly Portfolio Schedule

Beginning with each Fund’s fiscal quarter ended July 31, 2004, each Fund filed its complete schedules of portfolio holdings on Form N-Q with the SEC. Going forward, each Fund will file Form N-Q for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
October 31, 2011

Privacy Policy

The Funds collect non-public information about you from the following sources:

• information we receive about you on applications or other forms;
• information you give us orally; and
• information about your transactions with others or us.

The Funds do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as required by law or in response to inquiries from governmental authorities. The Funds restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. The Funds also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. The Funds maintain physical, electronic and procedural safeguards to guard your non-public personal information.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to a broker dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

TRUSTEES
Samuel A. Lieber
Laurence B. Ashkin
James A. Jacobson
H. Guy Leibler
Jeffrey E. Wacksman

CUSTODIAN &
ADMINISTRATOR
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
555 East Wells Street
Milwaukee, WI 53202

FUND COUNSEL
Wilkie Farr & Gallagher LLP
787 7th Avenue
New York, NY 10019

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

INVESTMENT ADVISER
Alpine Woods Capital Investors, LLC
2500 Westchester Ave., Suite 215
Purchase, NY 10577

TRANSFER AGENT
Boston Financial Data Services
Two Heritage Drive
North Quincy, MA 02171

SHAREHOLDER | INVESTOR INFORMATION

1(888)785.5578
www.alpinefunds.com

This material must be preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

(a) The Registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) Not applicable.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(a) above.

(d) The Registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to any element of the code of ethics described in 2(a) above.

(e) Not applicable.

(f) The Registrant’s Code of Ethics is attached as Exhibit 12(A)(1) hereto.

Item 3. Audit Committee Financial Expert.

(a)(1) The Board of Trustees of the Registrant has determined that the Registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The Board of Trustees has determined that James A. Jacobson is an audit committee financial expert. Mr. Jacobson is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR. It has been determined that Mr. Jacobson qualifies as an audit committee financial expert based on his extensive experience in the financial services industry, including serving for more than 15 years as a senior executive at a New York Stock Exchange (“NYSE”) specialist firm and as a member of the NYSE Board of Directors (including terms as Vice Chair), his other board service, as well as his educational background.

(a)(3) Not applicable.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal year 2010 was $73,031 and fiscal year 2011 was $59,414.

(b) Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item was $0 in fiscal year 2010 and $0 in fiscal year 2011.

(c) Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning was $18,184 in fiscal year 2010 and $[     ] in fiscal year 2011.

(d) All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item is $0 in fiscal year 2010 and $0 in fiscal year 2011.

(e)(1) Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal auditors must be pre-approved by the Registrant’s audit committee, which may include the approval of certain services up to an amount determined by the audit committee. Any services that would exceed that amount would require additional approval of the audit committee.

(e)(2) No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Not applicable.

(h) Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments

(a)          Schedule of Investments is included as part of Item 1 of the Form N-CSR.

(b)          Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment management companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment management companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment management companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b) There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer is attached hereto as Exhibit 12.A.1.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) The certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Alpine Equity Trust

By:	/s/ Samuel A. Lieber

Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

Date:	January 9, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Samuel A. Lieber

Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

By:	/s/ Ronald G. Palmer, Jr.

Ronald G. Palmer, Jr.
Chief Financial Officer (Principal Financial Officer)

Date:	January 9, 2012